UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2021

Date of reporting period:	9/30/2021

Item 1 – Reports to Stockholders

PGIM BALANCED FUND

ANNUAL REPORT

SEPTEMBER 30, 2021

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This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial companyand member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Balanced Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the period began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Balanced Fund

November 15, 2021

PGIM Balanced Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	14.90	8.41	9.66	—

(without sales charges)	18.76	9.13	10.02	—

Class C

(with sales charges)	16.82	8.32	9.24	—

(without sales charges)	17.82	8.32	9.24	—

Class R

(without sales charges)	18.15	8.66	9.68	—

Class Z

(without sales charges)	18.99	9.40	10.33	—

Class R6

(without sales charges)	19.12	N/A	N/A	8.66 (11/28/2017)

Customized Blend Index

	16.91	10.41	10.13	—

Bloomberg US Aggregate Bond Index

	-0.90	2.94	3.01	—

S&P 500 Index

	30.00	16.89	16.62	—

Average Annual Total Returns as of 9/30/21 Since Inception (%)

Class R6 (11/28/2017)

Customized Blend Index	9.89

Bloomberg US Aggregate Bond Index	3.85

S&P 500 Index	15.62

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

Source: PGIM Investments LLC.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2011) and the account values at the end of the current fiscal year (September 30, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Balanced Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Customized Blend Index*—The Customized Blend Index is unmanaged and intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. S&P 500 Index (44%) provides a broad indicator of domestic stock price movements in large cap stocks; Bloomberg US Aggregate Bond Index (40%) includes investment grade securities issued by the US government, its agencies, and by corporations with between 1 and 10 years remaining to maturity; Russell 2000 Index (4%) contains the 2,000 smallest US companies included in the Russell 3000 Index, which gives a broad look at how stock prices of smaller companies have performed; and MSCI ACWI ex US Index (12%) is a stock market index comprising of non-US stocks from 23 developed markets and 26 emerging markets. Note: Prior to February 3, 2020, the Customized Blend Index consisted of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the MSCI Europe, Australasia and Far East (EAFE) Net Dividend (ND) Index (5%).

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a

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division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 9/30/21

Ten Largest Holdings	Line of Business	% of Net Assets

Microsoft Corp.	Software	3.0%

Apple, Inc.	Technology Hardware, Storage & Peripherals	2.4%

U.S. Treasury Bonds, 2.250%, 05/15/41	U.S. Treasury Obligations	1.7%

Amazon.com, Inc.	Internet & Direct Marketing Retail	1.5%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.1%

Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.1%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.1%

U.S. Treasury Bonds, 2.500%, 05/15/46	U.S. Treasury Obligations	1.0%

Johnson & Johnson	Pharmaceuticals	0.8%

U.S. Treasury Notes, 1.250%, 04/30/28	U.S. Treasury Obligations	0.8%

Holdings reflect only long-term investments.

PGIM Balanced Fund    7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Balanced Fund’s Class Z shares returned 18.99% in the 12-month reporting period that ended September 30, 2021, outperforming the 16.91% return of the Customized Blend Index (the Index). The Index consists of the S&P 500 Index (44%), the Bloomberg US Aggregate Bond Index (40%), the Russell 2000 Index (4%), and the MSCI ACWI ex US Index (12%).

What were the market conditions?

•

During the reporting period, highly effective COVID-19 vaccines were developed and deployed. Coupled with massive fiscal and monetary stimulus, the availability of these vaccines unleashed strong economic and earnings growth. This fueled a sharp increase in US equity prices while bond returns, as measured by the Bloomberg US Aggregate Bond Index, fell nearly 1%.

•

The emergency approval of two effective COVID-19 vaccines in the US in the fourth quarter of 2020 gave the markets visibility into and conviction for a potential global economic reopening in 2021. In that environment, PGIM Quantitative Solutions believed that equity returns would be driven by earnings rather than price-to-earnings (P/E) multiples. That essentially transpired, as earnings rose during the first half of 2021 and P/E multiples fell compared to the beginning of the year.

•

In addition, PGIM Quantitative Solutions believed that US/technology/secular growth stocks would likely perform reasonably well in 2021 and would continue to be supported by structural trends (e.g., increased digitalization), despite ceding market leadership after significant gains in 2020. Though style performance varied at different points during the period, value stocks outperformed growth stocks overall during the period.

•

Along this same theme, PGIM Quantitative Solutions believed that small-cap stocks and non-US equities would also perform well as these markets are more cyclical and would highly benefit from the global economic reopening. During the period, US small caps outperformed large caps; however, non-US equities lagged the performance of US equities.

•

Positive economic growth developments, along with elevated inflation, weighed on bond returns during the period. As the overall US bond market posted negative returns, Treasury inflation-protected securities and high yield corporate bonds, one of the riskiest segments of the bond market, both posted gains.

What worked?

•	Asset allocation was a positive contributor to the Fund’s performance during the reporting period, as the portfolio was overweight equities.

•

Within the large-cap US equity segment of the Fund, favoring stocks that are comparatively inexpensive to industry peers (value factors) helped the portfolio outperform its Index during the period. Quality factors also contributed positively.

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•

Within the small-cap US equity segment of the Fund, favoring comparatively inexpensive, high-quality stocks with improving growth prospects helped the portfolio outpace its Index during the period. Value factors drove the outperformance.

•	Within the international equity segment of the Fund, growth and value stocks performed exceptionally well, helping the portfolio outpace its Index during the period.

•

Value stocks within the Fund’s international equity segment posted a stellar bounce-back during the period, particularly in the beginning of 2021 after struggling in recent years. The portfolio was well-positioned to take advantage of the correction of expensive stocks, particularly those with multiples that significantly expanded after the pandemic began early in 2020. Avoiding expensive internet stocks (e.g., consumer discretionary), most notably in China, was a successful strategy in the second half of the period, as the Chinese government’s tightening of regulatory controls sent these stock prices tumbling.

•

Although value stocks had a noteworthy bounce-back, the main driver of the Fund’s outperformance was growth. Favoring the highest-growth stocks across the information technology, financials, and consumer discretionary sectors was advantageous. Within consumer discretionary, the Fund’s tilt toward high-growth companies and away from low-growth companies was well rewarded given their striking return differentials.

•

The fixed income segment of the Fund outperformed its Index during the period. Sector allocation within this segment contributed to performance, with positions in investment-grade corporate bonds, high yield bonds, emerging markets debt, sovereign government bonds, asset-backed securities, commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), bank loans, agency securities, and municipal securities generating positive excess returns. Additionally regarding sector allocation in this segment, based on spread duration positioning, overweight positions in high yield bonds, CMBS, and municipal securities—and an underweight in mortgage-backed securities (MBS)/collateralized mortgage obligations—contributed positively. Positioning in CLOs led to outperformance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•

Security selection in the fixed income segment of the Fund also contributed to performance, including positions in investment-grade corporate bonds, non-agency MBS, emerging markets debt, foreign non-corporate debt, and upstream energy bonds.

What didn’t work?

•

Within the large-cap US equity segment of the Fund, growth-factor performance was negative during the reporting period but did not offset the strong performance of value and quality factors. In addition, the Fund lagged its Index in the communication services sector.

PGIM Balanced Fund    9

Strategy and Performance Overview (continued)

•	Within the small-cap US equity segment of the Fund, the portfolio underperformed its benchmark Index in the consumer discretionary sector.

•

Within the international equity segment of the Fund, the quality factor struggled and detracted considerably from the Fund’s performance, particularly as investors’ appetite for growth superseded their appetite for companies with strong balance sheets.

•

Within the fixed income segment, the Fund’s yield curve positioning, principally along the US Treasury yield curve, detracted from results. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•	Security selection within MBS was negative. Within credit, positioning in the cable & satellite and building materials & home construction sectors detracted from the Fund’s returns.

•	Also within the fixed income segment, the largest detractor from performance was an overweight (relative to the Index) to Citigroup Inc. in the banking sector.

Did the Fund use derivatives?

•	The Fund utilized S&P 500 Index equity futures to equitize cash positions and for liquidity purposes. This exposure had a small positive impact on the Fund’s performance during the reporting period.

•

The Fund’s US equity sleeves did not hold any derivatives during the period. The international equity sleeve held MSCI Emerging Markets Index mini futures. These derivatives were used to maintain exposure to equities and to provide portfolio liquidity. The futures were fully collateralized and had a minimal impact on the Fund’s performance during the period.

•

The Fund’s fixed income sleeve uses derivatives when they facilitate implementation of the overall investment approach. During the period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, futures and swaps helped Fund performance, while options had a negligible impact. In addition, the Fund traded foreign exchange derivatives, which hurt performance during the period.

Current outlook

•

A robust global recovery from the pandemic-induced economic downturn was continuing at the end of the reporting period, despite signs that activity may have hit a speed bump in the third quarter of 2021 as the COVID-19 Delta variant spread around the world. Renewed lockdowns in certain countries and more cautious consumer behavior appeared to push down third-quarter growth expectations from earlier estimates and from the rapid pace of growth in the second quarter of 2021.

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•

Given the headwinds caused by the Delta variant, US gross domestic product (GDP) likely slowed in the third quarter of 2021, in PGIM Quantitative Solutions’ view. In contrast, eurozone GDP growth likely grew in the third quarter due to significant vaccination rates.

•

Prices of goods and services remained stubbornly elevated at the end of the period as the debate over inflation continued. In the near term, prices likely will continue to face upward pressure by factors related to the pandemic (e.g., supply chain issues), in PGIM Quantitative Solutions’ view, and any reduction is likely to be gradual in an environment of strong demand growth and lean inventory positions.

•

On the whole, advanced economy central banks continue to maintain their accommodative policies, though there was a modest tilt toward hawkishness at the end of the period. (Hawkishness suggests higher interest rates.)

•

In emerging markets, central banks remained divided between those hiking rates due to rising inflation (Russia, Brazil, Mexico, Peru, Pakistan, and Chile) and others supporting their economies from virus-related downside risks (India, China, and ASEAN countries). (ASEAN, officially the Association of Southeast Asian Nations, is an economic union comprising 10 member states in Southeast Asia.)

•

PGIM Quantitative Solutions believes economic growth likely will reaccelerate into the end of 2021 as the economic impact of the Delta variant recedes and global monetary policy conditions stay accommodative.

•

In terms of asset allocation, the Fund remains overweight stocks relative to cash and fixed income. In PGIM Quantitative Solutions’ view, equities should continue to perform strongly and interest rates should rise as risks from the Delta variant recede and investors focus on a post-Delta recovery.

•

A credit event in China, such as major corporate bond default, could spark a correction in global stock markets; however, PGIM Quantitative Solutions thinks this would be a buying opportunity given the underlying strength in the global economy and earnings.

•

As for bond yields, PGIM Quantitative Solutions expects them to rise back toward the levels seen earlier in 2021, as Delta variant risks peak and decline. However, interest rates should stay historically low, at least in the near term, anchored by structural trends and central bank policies.

PGIM Balanced Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Balanced Fund		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,048.50	1.00%	$5.14

	Hypothetical	$1,000.00	$1,020.05	1.00%	$5.06

Class C	Actual	$1,000.00	$1,043.80	1.78%	$9.12

	Hypothetical	$1,000.00	$1,016.14	1.78%	$9.00

Class R	Actual	$1,000.00	$1,045.60	1.47%	$7.54

	Hypothetical	$1,000.00	$1,017.70	1.47%	$7.44

Class Z	Actual	$1,000.00	$1,049.30	0.78%	$4.01

	Hypothetical	$1,000.00	$1,021.16	0.78%	$3.95

Class R6	Actual	$1,000.00	$1,049.80	0.65%	$3.34

	Hypothetical	$1,000.00	$1,021.81	0.65%	$3.29

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2021, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Balanced Fund    13

Schedule of Investments

as of September 30, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.3%

COMMON STOCKS 61.9%

Aerospace & Defense 0.9%

Curtiss-Wright Corp.	1,400	$176,652
General Dynamics Corp.	17,100	3,352,113
Lockheed Martin Corp.	10,677	3,684,633
Moog, Inc. (Class A Stock)	200	15,246
Northrop Grumman Corp.	1,700	612,255
Raytheon Technologies Corp.	21,157	1,818,656
Vectrus, Inc.*	2,680	134,750

		9,794,305

Air Freight & Logistics 0.2%

Deutsche Post AG (Germany)	19,415	1,220,918
FedEx Corp.	3,800	833,302
Radiant Logistics, Inc.*	13,639	87,153
SG Holdings Co. Ltd. (Japan)	4,600	130,851

		2,272,224

Airlines 0.0%

Mesa Air Group, Inc.*	3,700	28,342
SkyWest, Inc.*	3,560	175,650

		203,992

Auto Components 0.3%

Adient PLC*	7,600	315,020
Aisin Corp. (Japan)	1,500	54,017
American Axle & Manufacturing Holdings, Inc.*	9,600	84,576
ARB Corp. Ltd. (Australia)	8,505	297,355
Bridgestone Corp. (Japan)	17,100	807,508
Cie Generale des Etablissements Michelin SCA (France)	2,582	395,771
Dana, Inc.	9,802	217,996
Goodyear Tire & Rubber Co. (The)*	19,500	345,150
Hankook Tire & Technology Co. Ltd. (South Korea)	8,005	289,419
KYB Corp. (Japan)	8,200	222,216
Modine Manufacturing Co.*	1,700	19,261
Sumitomo Rubber Industries Ltd. (Japan)	60,800	770,759
Tenneco, Inc. (Class A Stock)*	1,100	15,697

		3,834,745

Automobiles 1.0%

BYD Co. Ltd. (China) (Class H Stock)	4,000	124,713

See Notes to Financial Statements.

PGIM Balanced Fund      15

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Automobiles (cont’d.)

Ford Motor Co.*	201,100	$2,847,576
Ford Otomotiv Sanayi A/S (Turkey)	11,172	209,568
General Motors Co.*	24,460	1,289,287
Isuzu Motors Ltd. (Japan)	6,000	78,509
Kia Corp. (South Korea)	11,671	788,339
Tesla, Inc.*	5,400	4,187,592
Toyota Motor Corp. (Japan)	8,270	146,801
Trigano SA (France)	3,861	727,482
Winnebago Industries, Inc.	3,700	268,065
Yamaha Motor Co. Ltd. (Japan)	2,000	55,792

		10,723,724

Banks 3.4%

Australia & New Zealand Banking Group Ltd. (Australia)	17,328	348,426
Banco Santander Chile (Chile)	6,511,743	326,245
Bank Hapoalim BM (Israel)	6,620	58,205
Bank Leumi Le-Israel BM (Israel)	6,860	58,494
Bank of America Corp.	11,800	500,910
Bank of China Ltd. (China) (Class H Stock)	422,000	149,333
Bank of Communications Co. Ltd. (China) (Class H Stock)	1,295,000	766,197
Bank of Montreal (Canada)	3,300	329,453
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	6,498	230,744
BNP Paribas SA (France)	5,676	362,378
Canadian Imperial Bank of Commerce (Canada)	6,200	690,194
Capstar Financial Holdings, Inc.	1,700	36,108
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	120,000	54,194
China Construction Bank Corp. (China) (Class H Stock)	1,362,000	969,987
Citigroup, Inc.	69,656	4,888,458
Civista Bancshares, Inc.	2,000	46,460
CNB Financial Corp.	3,676	89,474
ConnectOne Bancorp, Inc.	3,199	96,002
Credit Agricole SA (France)	5,800	79,832
Customers Bancorp, Inc.*	8,160	351,043
DBS Group Holdings Ltd. (Singapore)	43,500	962,613
DGB Financial Group, Inc. (South Korea)	29,547	246,192
DNB Bank ASA (Norway)	4,154	94,773
Fifth Third Bancorp	6,000	254,640
Financial Institutions, Inc.	7,052	216,144
First Internet Bancorp	2,988	93,166
First Merchants Corp.	400	16,736
Flushing Financial Corp.	1,800	40,680
Great Western Bancorp, Inc.	500	16,370
Hana Financial Group, Inc. (South Korea)	21,901	849,842
Hancock Whitney Corp.	6,800	320,416

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Hanmi Financial Corp.	2,400	$48,144
Heartland Financial USA, Inc.	5,780	277,902
Hope Bancorp, Inc.	15,020	216,889
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	320,000	177,384
Industrial Bank Co. Ltd. (China) (Class A Stock)	84,200	237,639
Japan Post Bank Co. Ltd. (Japan)	13,200	113,044
JPMorgan Chase & Co.	25,224	4,128,917
KB Financial Group, Inc. (South Korea)	19,192	895,100
KBC Group NV (Belgium)	1,292	115,943
Lloyds Banking Group PLC (United Kingdom)	368,549	228,392
Metropolitan Bank Holding Corp.*	1,100	92,730
Midland States Bancorp, Inc.	1,800	44,514
MidWestOne Financial Group, Inc.	4,283	129,175
Mitsubishi UFJ Financial Group, Inc. (Japan)	197,500	1,160,259
Mizuho Financial Group, Inc. (Japan)	12,100	171,361
National Bank of Canada (Canada)	13,000	998,453
Nordea Bank Abp (Finland)	68,007	878,575
OceanFirst Financial Corp.	800	17,128
OFG Bancorp (Puerto Rico)	13,187	332,576
Old Second Bancorp, Inc.	3,318	43,333
Orrstown Financial Services, Inc.	1,087	25,436
Oversea-Chinese Banking Corp. Ltd. (Singapore)	17,200	144,403
Popular, Inc. (Puerto Rico)	4,900	380,583
Primis Financial Corp.	5,180	74,903
QCR Holdings, Inc.	4,073	209,515
RBB Bancorp	2,000	50,420
Regions Financial Corp.	82,500	1,758,075
Riyad Bank (Saudi Arabia)	23,582	169,076
Royal Bank of Canada (Canada)	7,600	756,220
S&T Bancorp, Inc.	1,000	29,470
Sberbank of Russia PJSC (Russia)	234,080	1,098,551
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	61,307	865,047
SouthState Corp.	600	44,802
Svenska Handelsbanken AB (Sweden) (Class A Stock)	46,340	520,009
Synovus Financial Corp.	6,800	298,452
Toronto-Dominion Bank (The) (Canada)	11,800	781,170
U.S. Bancorp	7,500	445,800
United Overseas Bank Ltd. (Singapore)	5,900	111,364
Valley National Bancorp	13,860	184,477
Wells Fargo & Co.	119,020	5,523,718
WesBanco, Inc.	2,200	74,976

		37,397,634

See Notes to Financial Statements.

PGIM Balanced Fund      17

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Beverages 1.0%

Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)	41,552	$99,933
Carlsberg A/S (Denmark) (Class B Stock)	532	86,870
Coca-Cola Co. (The)	101,600	5,330,952
National Beverage Corp.	2,460	129,125
PepsiCo, Inc.	35,200	5,294,432

		10,941,312

Biotechnology 1.1%

AbbVie, Inc.	31,405	3,387,657
Agios Pharmaceuticals, Inc.*	500	23,075
Akebia Therapeutics, Inc.*	21,000	60,480
Alkermes PLC*	8,800	271,392
Amgen, Inc.	3,300	701,745
Arena Pharmaceuticals, Inc.*	300	17,865
Arrowhead Pharmaceuticals, Inc.*	5,300	330,879
Blueprint Medicines Corp.*	2,100	215,901
Bridgebio Pharma, Inc.*	400	18,748
CareDx, Inc.*	4,000	253,480
Catalyst Pharmaceuticals, Inc.*	49,020	259,806
Cerevel Therapeutics Holdings, Inc.*	1,300	38,350
Daan Gene Co. Ltd. (China) (Class A Stock)	18,400	52,937
Denali Therapeutics, Inc.*	5,200	262,340
Eagle Pharmaceuticals, Inc.*	5,380	300,096
Emergent BioSolutions, Inc.*	4,464	223,512
Gilead Sciences, Inc.	23,689	1,654,677
Halozyme Therapeutics, Inc.*	2,300	93,564
ImmunityBio, Inc.*	2,300	22,402
Ironwood Pharmaceuticals, Inc.*	22,800	297,768
Kodiak Sciences, Inc.*	600	57,588
Myriad Genetics, Inc.*	6,500	209,885
OPKO Health, Inc.*	71,360	260,464
Organogenesis Holdings, Inc.*	14,900	212,176
Prothena Corp. PLC (Ireland)*	3,000	213,690
PTC Therapeutics, Inc.*	3,580	133,212
Puma Biotechnology, Inc.*	10,560	74,026
Regeneron Pharmaceuticals, Inc.*	1,900	1,149,842
Vanda Pharmaceuticals, Inc.*	17,377	297,842
Veracyte, Inc.*	600	27,870
Vertex Pharmaceuticals, Inc.*	4,300	779,977

		11,903,246

Building Products 0.5%

American Woodmark Corp.*	680	44,452

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products (cont’d.)

Carlisle Cos., Inc.	3,000	$596,370
Carrier Global Corp.	36,900	1,909,944
Cie de Saint-Gobain (France)	16,026	1,079,302
Geberit AG (Switzerland)	990	728,402
JELD-WEN Holding, Inc.*	10,100	252,803
Kingspan Group PLC (Ireland)	744	73,113
Nibe Industrier AB (Sweden) (Class B Stock)	4,420	55,828
Resideo Technologies, Inc.*	4,200	104,118
UFP Industries, Inc.	4,977	338,336
Xinyi Glass Holdings Ltd. (Hong Kong)	16,000	47,784
Zhuzhou Kibing Group Co. Ltd. (China) (Class A Stock)	79,600	212,088

		5,442,540

Capital Markets 1.6%

3i Group PLC (United Kingdom)	39,791	682,843
Abrdn PLC (United Kingdom)	22,906	78,561
Ameriprise Financial, Inc.	2,497	659,508
Amundi SA (France), 144A	7,006	590,146
Anima Holding SpA (Italy), 144A	73,166	349,573
Azimut Holding SpA (Italy)	20,068	549,748
Cohen & Steers, Inc.	300	25,131
Daiwa Securities Group, Inc. (Japan)	11,000	64,144
Donnelley Financial Solutions, Inc.*	3,100	107,322
Goldman Sachs Group, Inc. (The)	14,110	5,334,003
Julius Baer Group Ltd. (Switzerland)	1,144	75,959
Macquarie Group Ltd. (Australia)	2,168	281,916
Man Group PLC (United Kingdom)	48,457	133,847
Pendal Group Ltd. (Australia)	37,209	219,748
Piper Sandler Cos.	2,300	318,458
Raymond James Financial, Inc.	24,750	2,283,930
Schroders PLC (United Kingdom)	1,218	58,664
State Street Corp.	34,800	2,948,256
Stifel Financial Corp.	15,100	1,026,196
StoneX Group, Inc.*	800	52,720
UBS Group AG (Switzerland)	67,901	1,088,895
Value Partners Group Ltd. (Hong Kong)	783,000	393,465
Virtus Investment Partners, Inc.	970	301,011

		17,624,044

Chemicals 0.9%

Cabot Corp.	5,600	280,672
CF Industries Holdings, Inc.	7,400	413,068
Chemours Co. (The)	19,500	566,670

See Notes to Financial Statements.

PGIM Balanced Fund      19

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)

China BlueChemical Ltd. (China) (Class H Stock)	330,000	$120,078
Covestro AG (Germany), 144A	11,342	774,610
Dow, Inc.	25,100	1,444,756
DuPont de Nemours, Inc.	35,000	2,379,650
Hawkins, Inc.	1,104	38,507
Ingevity Corp.*	3,180	226,957
Kronos Worldwide, Inc.	6,400	79,424
Kumho Petrochemical Co. Ltd. (South Korea)	4,121	651,567
Lotte Chemical Titan Holding Bhd (Malaysia), 144A	442,800	278,601
Minerals Technologies, Inc.	800	55,872
Mitsui Chemicals, Inc. (Japan)	1,800	60,127
Mosaic Co. (The)	21,600	771,552
Nan Ya Plastics Corp. (Taiwan)	28,000	91,516
Olin Corp.	8,500	410,125
Orion Engineered Carbons SA (Germany)*	7,460	135,996
Sumitomo Chemical Co. Ltd. (Japan)	11,000	57,321
Tosoh Corp. (Japan)	3,000	54,447
Trinseo SA	5,100	275,298
Westlake Chemical Corp.	8,500	774,690

		9,941,504

Commercial Services & Supplies 0.1%

ABM Industries, Inc.	4,200	189,042
BrightView Holdings, Inc.*	6,500	95,940
Clean Harbors, Inc.*	1,800	186,966
HNI Corp.	3,600	132,192
Okamura Corp. (Japan)	16,000	233,972
Tetra Tech, Inc.	500	74,670

		912,782

Communications Equipment 0.3%

Cisco Systems, Inc.	32,837	1,787,318
EchoStar Corp. (Class A Stock)*	1,500	38,265
NetScout Systems, Inc.*	4,659	125,560
Nokia OYJ (Finland)*	27,816	153,133
Ubiquiti, Inc.	3,100	925,877
Viavi Solutions, Inc.*	7,400	116,476

		3,146,629

Construction & Engineering 0.1%

EMCOR Group, Inc.	3,650	421,137

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Construction & Engineering (cont’d.)

Primoris Services Corp.	4,700	$115,103
Skanska AB (Sweden) (Class B Stock)	2,100	52,673

		588,913

Construction Materials 0.2%

Buzzi Unicem SpA (Italy)	16,450	374,503
HeidelbergCement AG (Germany)	3,456	258,097
Holcim Ltd. (Switzerland)*	17,121	826,892
Vicat SA (France)	4,903	218,762

		1,678,254

Consumer Finance 0.7%

Capital One Financial Corp.	27,400	4,437,978
Discover Financial Services	3,600	442,260
Enova International, Inc.*	1,000	34,550
LendingClub Corp.*	900	25,416
Navient Corp.	3,400	67,082
Nelnet, Inc. (Class A Stock)	600	47,544
OneMain Holdings, Inc.	25,200	1,394,316
PROG Holdings, Inc.	6,300	264,663
Regional Management Corp.	1,300	75,634
Synchrony Financial	23,000	1,124,240

		7,913,683

Containers & Packaging 0.0%

Greif, Inc. (Class A Stock)	4,080	263,568
O-I Glass, Inc.*	13,400	191,218

		454,786

Distributors 0.4%

Genuine Parts Co.	15,700	1,903,311
LKQ Corp.*	41,100	2,068,152

		3,971,463

Diversified Financial Services 0.4%

A-Mark Precious Metals, Inc.	800	48,016
Berkshire Hathaway, Inc. (Class B Stock)*	14,374	3,923,240
Cannae Holdings, Inc.*	6,680	207,815
FirstRand Ltd. (South Africa)	25,764	110,260

See Notes to Financial Statements.

PGIM Balanced Fund      21

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)

Industrivarden AB (Sweden) (Class C Stock)	1,617	$50,082
Yuanta Financial Holding Co. Ltd. (Taiwan)	69,000	60,901

		4,400,314

Diversified Telecommunication Services 1.1%

AT&T, Inc.	181,356	4,898,426
ATN International, Inc.	1,580	74,023
Chunghwa Telecom Co. Ltd. (Taiwan)	45,000	178,606
Deutsche Telekom AG (Germany)	4,521	90,788
Emirates Telecommunications Group Co. PJSC (United Arab Emirates)	9,408	61,470
Koninklijke KPN NV (Netherlands)	18,060	56,866
Liberty Latin America Ltd. (Chile) (Class A Stock)*	1,100	14,388
Liberty Latin America Ltd. (Chile) (Class C Stock)*	4,800	62,976
Nippon Telegraph & Telephone Corp. (Japan)	18,500	511,265
Swisscom AG (Switzerland)	1,376	792,917
Telefonica SA (Spain)	26,450	123,561
Telkom Indonesia Persero Tbk PT (Indonesia)	1,351,000	346,726
Verizon Communications, Inc.	90,240	4,873,862

		12,085,874

Electric Utilities 0.6%

CESC Ltd. (India)	152,880	188,757
Endesa SA (Spain)	19,070	384,517
Enerjisa Enerji A/S (Turkey), 144A	327,089	382,827
Entergy Corp.	21,500	2,135,165
Exelon Corp.	37,588	1,817,004
Fortum OYJ (Finland)	2,272	69,043
Inter RAO UES PJSC (Russia)	4,433,000	282,972
OGE Energy Corp.	4,800	158,208
Otter Tail Corp.	5,280	295,522
Portland General Electric Co.	2,200	103,378
Power Grid Corp. of India Ltd. (India)	300,034	768,032
SSE PLC (United Kingdom)	4,940	104,419

		6,689,844

Electrical Equipment 0.7%

ABB Ltd. (Switzerland)	32,446	1,086,253
Acuity Brands, Inc.	12,180	2,111,647
AMETEK, Inc.	7,200	892,872
Atkore, Inc.*	4,560	396,355
AZZ, Inc.	400	21,280

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Electrical Equipment (cont’d.)

Emerson Electric Co.	26,400	$2,486,880
Encore Wire Corp.	1,780	168,797
EnerSys	1,100	81,884
Nitto Kogyo Corp. (Japan)	8,300	130,225
Regal Beloit Corp.	1,800	270,612
WEG SA (Brazil)	77,100	559,234

		8,206,039

Electronic Equipment, Instruments & Components 0.4%

ALSO Holding AG (Switzerland)*	335	96,966
Arrow Electronics, Inc.*	2,800	314,412
Comet Holding AG (Switzerland)	273	94,830
ePlus, Inc.*	1,180	121,080
Esprinet SpA (Italy)	8,690	113,362
Hon Hai Precision Industry Co. Ltd. (Taiwan)	44,000	164,280
Jabil, Inc.	11,340	661,916
Kimball Electronics, Inc.*	1,100	28,347
Kingboard Laminates Holdings Ltd. (Hong Kong)	175,000	288,083
LG Innotek Co. Ltd. (South Korea)	336	58,408
Maxscend Microelectronics Co. Ltd. (China) (Class A Stock)	2,900	157,315
Murata Manufacturing Co. Ltd. (Japan)	2,300	205,051
Redington India Ltd. (India)	115,224	216,263
Samsung Electro-Mechanics Co. Ltd. (South Korea)	321	47,552
Sanmina Corp.*	8,180	315,257
ScanSource, Inc.*	6,880	239,355
Sensirion Holding AG (Switzerland), 144A*	968	117,781
Shimadzu Corp. (Japan)	1,300	57,075
SYNNEX Corp.	8,300	864,030
Vishay Intertechnology, Inc.	11,500	231,035

		4,392,398

Energy Equipment & Services 0.3%

ChampionX Corp.*	13,500	301,860
Halliburton Co.	122,700	2,652,774
Newpark Resources, Inc.*	42,000	138,600
Oceaneering International, Inc.*	19,240	256,277
TETRA Technologies, Inc.*	15,200	47,424

		3,396,935

Entertainment 0.6%

Activision Blizzard, Inc.	37,980	2,939,272
Electronic Arts, Inc.	8,860	1,260,335

See Notes to Financial Statements.

PGIM Balanced Fund      23

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment (cont’d.)

GungHo Online Entertainment, Inc. (Japan)	12,000	$220,721
Konami Holdings Corp. (Japan)	7,800	488,216
Lions Gate Entertainment Corp. (Class A Stock)*	3,600	51,084
Lions Gate Entertainment Corp. (Class B Stock)*	5,800	75,400
Netflix, Inc.*	1,900	1,159,646
Nintendo Co. Ltd. (Japan)	565	273,165
Walt Disney Co. (The)*	3,700	625,929

		7,093,768

Equity Real Estate Investment Trusts (REITs) 1.2%

Acadia Realty Trust	700	14,287
American Assets Trust, Inc.	900	33,678
Apple Hospitality REIT, Inc.	18,600	292,578
Charter Hall Group (Australia)	26,607	323,857
City Office REIT, Inc.	7,800	139,308
Columbia Property Trust, Inc.	4,160	79,123
CorePoint Lodging, Inc.*	1,500	23,250
Corporate Office Properties Trust	3,500	94,430
Dexus (Australia)	25,740	199,685
Diversified Healthcare Trust	46,600	157,974
Extra Space Storage, Inc.	6,300	1,058,337
Franklin Street Properties Corp.	23,221	107,746
Gaming & Leisure Properties, Inc.	4,193	194,220
GEO Group, Inc. (The)(a)	22,603	168,844
Global Net Lease, Inc.	1,600	25,632
Goodman Group (Australia)	30,591	472,708
Hersha Hospitality Trust*	1,500	13,995
Lamar Advertising Co. (Class A Stock)	1,900	215,555
National Health Investors, Inc.	480	25,680
Pebblebrook Hotel Trust	5,340	119,669
Piedmont Office Realty Trust, Inc. (Class A Stock)	16,160	281,669
PotlatchDeltic Corp.	5,500	283,690
Prologis, Inc.	15,000	1,881,450
PS Business Parks, Inc.	400	62,696
Retail Properties of America, Inc. (Class A Stock)	12,500	161,000
RLJ Lodging Trust	5,100	75,786
Ryman Hospitality Properties, Inc.*	1,100	92,070
Sabra Health Care REIT, Inc.	13,720	201,958
Safestore Holdings PLC (United Kingdom)	14,913	210,962
SBA Communications Corp.	7,900	2,611,503
Service Properties Trust	13,000	145,730
Stockland (Australia)	23,780	75,875
Terreno Realty Corp.	200	12,646
Urban Edge Properties	3,840	70,310

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)

Weyerhaeuser Co.	86,760	$3,086,053
Whitestone REIT	10,700	104,646

		13,118,600

Food & Staples Retailing 0.5%

Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	24,000	918,238
Andersons, Inc. (The)	500	15,415
BJ’s Wholesale Club Holdings, Inc.*	1,060	58,215
Koninklijke Ahold Delhaize NV (Netherlands)	29,803	991,163
Loblaw Cos. Ltd. (Canada)	1,000	68,625
Magnit PJSC (Russia), GDR	3,360	56,821
North West Co., Inc. (The) (Canada)	5,100	136,177
Performance Food Group Co.*	300	13,938
Tesco PLC (United Kingdom)	108,238	368,245
Walgreens Boots Alliance, Inc.	4,200	197,610
Walmart, Inc.	19,949	2,780,492

		5,604,939

Food Products 1.0%

Archer-Daniels-Midland Co.	25,700	1,542,257
First Pacific Co. Ltd. (Indonesia)	836,000	300,191
Hershey Co. (The)	3,200	541,600
Indofood Sukses Makmur Tbk PT (Indonesia)	758,400	336,269
JBS SA	111,000	753,758
Kraft Heinz Co. (The)	58,400	2,150,288
La Doria SpA (Italy)	7,924	154,082
Mondelez International, Inc. (Class A Stock)	4,500	261,810
Nestle SA (Switzerland)	7,993	963,905
Sanderson Farms, Inc.	1,800	338,760
Simply Good Foods Co. (The)*	1,100	37,939
Tyson Foods, Inc. (Class A Stock)	38,500	3,039,190
Wilmar International Ltd. (China)	199,900	616,775

		11,036,824

Gas Utilities 0.0%

Beijing Enterprises Holdings Ltd. (China)	46,000	183,511
New Jersey Resources Corp.	700	24,367
ONE Gas, Inc.	2,980	188,843
Southwest Gas Holdings, Inc.	1,700	113,696

		510,417

See Notes to Financial Statements.

PGIM Balanced Fund      25

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies 2.4%

Abbott Laboratories	27,220	$3,215,499
Align Technology, Inc.*	2,000	1,330,860
AngioDynamics, Inc.*	540	14,008
Ansell Ltd. (Australia)	18,986	466,060
Baxter International, Inc.	3,800	305,634
Bioventus, Inc. (Class A Stock)*	2,600	36,816
Boston Scientific Corp.*	79,900	3,466,861
CONMED Corp.	1,200	156,996
Danaher Corp.	16,360	4,980,638
DENTSPLY SIRONA, Inc.	5,000	290,250
Edwards Lifesciences Corp.*	7,200	815,112
Hoya Corp. (Japan)	2,000	312,224
Inogen, Inc.*	600	25,854
Intco Medical Technology Co. Ltd. (China) (Class A Stock)	21,711	196,957
Integer Holdings Corp.*	3,200	285,888
Intuitive Surgical, Inc.*	1,700	1,690,055
Lantheus Holdings, Inc.*	7,900	202,872
LeMaitre Vascular, Inc.	500	26,545
LivaNova PLC*	300	23,757
Medtronic PLC	22,600	2,832,910
Merit Medical Systems, Inc.*	4,200	301,560
Natus Medical, Inc.*	8,260	207,161
Neogen Corp.*	3,000	130,290
Olympus Corp. (Japan)	2,800	61,442
Ortho Clinical Diagnostics Holdings PLC*	7,100	131,208
Sonova Holding AG (Switzerland)	2,123	804,560
STAAR Surgical Co.*	200	25,706
Stryker Corp.	14,400	3,797,568

		26,135,291

Health Care Providers & Services 1.5%

Agiliti, Inc.*	3,400	64,736
AMN Healthcare Services, Inc.*	3,100	355,725
Anthem, Inc.	10,600	3,951,680
Community Health Systems, Inc.*	18,900	221,130
CVS Health Corp.	24,700	2,096,042
Ensign Group, Inc. (The)	2,280	170,749
Fresenius SE & Co. KGaA (Germany)	16,942	811,681
HCA Healthcare, Inc.	7,200	1,747,584
LHC Group, Inc.*	840	131,804
Medipal Holdings Corp. (Japan)	28,000	528,338
National HealthCare Corp.	200	13,996
Select Medical Holdings Corp.	10,134	366,547
Sonic Healthcare Ltd. (Australia)	8,265	240,528

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)

Tenet Healthcare Corp.*	4,600	$305,624
UnitedHealth Group, Inc.	14,360	5,611,026

		16,617,190

Health Care Technology 0.1%

Computer Programs & Systems, Inc.*	5,200	184,392
HealthStream, Inc.*	1,200	34,296
Multiplan Corp.*	8,300	46,729
NextGen Healthcare, Inc.*	14,875	209,738
Omnicell, Inc.*	2,943	436,829

		911,984

Hotels, Restaurants & Leisure 1.1%

888 Holdings PLC (United Kingdom)	41,870	244,500
Biglari Holdings, Inc. (Class B Stock)*	270	46,389
Bloomin’ Brands, Inc.*	4,000	100,000
Booking Holdings, Inc.*	700	1,661,709
Brinker International, Inc.*	300	14,715
Century Casinos, Inc.*	7,600	102,372
Del Taco Restaurants, Inc.	15,160	132,347
Evolution AB (Sweden), 144A	2,401	365,170
Jack in the Box, Inc.	1,000	97,330
Kindred Group PLC (Malta), SDR	52,691	792,813
McDonald’s Corp.	21,420	5,164,576
RCI Hospitality Holdings, Inc.	2,587	177,235
Red Rock Resorts, Inc. (Class A Stock)*	6,000	307,320
Scientific Games Corp.*	2,800	232,596
Starbucks Corp.	25,200	2,779,812
Texas Roadhouse, Inc.	3,200	292,256
Yum! Brands, Inc.	1,300	159,003

		12,670,143

Household Durables 0.3%

Cavco Industries, Inc.*	150	35,511
Ecovacs Robotics Co. Ltd. (China) (Class A Stock)	8,300	194,073
Iida Group Holdings Co. Ltd. (Japan)	2,400	61,704
LG Electronics, Inc. (South Korea)	1,744	184,690
M/I Homes, Inc.*	1,900	109,820
Meritage Homes Corp.*	2,980	289,060
Panasonic Corp. (Japan)	66,100	820,017
Persimmon PLC (United Kingdom)	1,664	59,886
PulteGroup, Inc.	5,300	243,376

See Notes to Financial Statements.

PGIM Balanced Fund      27

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)

Sekisui House Ltd. (Japan)	2,600	$54,624
Skyline Champion Corp.*	6,200	372,372
Sony Group Corp. (Japan)	6,550	726,779
Tri Pointe Homes, Inc.*	4,100	86,182

		3,238,094

Household Products 0.3%

Procter & Gamble Co. (The)	22,379	3,128,584
Vinda International Holdings Ltd. (Hong Kong)	30,000	88,598

		3,217,182

Independent Power & Renewable Electricity Producers 0.2%

AES Corp. (The)	113,180	2,583,899
NTPC Ltd. (India)	36,880	70,337

		2,654,236

Industrial Conglomerates 1.0%

3M Co.	21,880	3,838,190
CITIC Ltd. (China)	694,000	732,475
DCC PLC (United Kingdom)	4,785	398,305
General Electric Co.	23,112	2,381,229
Honeywell International, Inc.	15,200	3,226,656
Industries Qatar QSC (Qatar)	102,924	436,181

		11,013,036

Insurance 1.7%

Allianz SE (Germany)	1,752	394,326
American International Group, Inc.	52,800	2,898,192
Argo Group International Holdings Ltd.	1,200	62,664
Cathay Financial Holding Co. Ltd. (Taiwan)	298,000	618,408
Chubb Ltd.	8,000	1,387,840
Dai-ichi Life Holdings, Inc. (Japan)	43,700	962,832
Employers Holdings, Inc.	1,300	51,337
Enstar Group Ltd.*	500	117,365
Fairfax Financial Holdings Ltd. (Canada)	200	80,738
Fubon Financial Holding Co. Ltd. (Taiwan)	394,200	1,077,406
Great-West Lifeco, Inc. (Canada)	16,900	514,232
Hartford Financial Services Group, Inc. (The)	26,900	1,889,725
Heritage Insurance Holdings, Inc.	4,280	29,147
Japan Post Holdings Co. Ltd. (Japan)	87,300	736,453
Manulife Financial Corp. (Canada)	48,900	941,246

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)

MetLife, Inc.	53,556	$3,306,012
NN Group NV (Netherlands)	15,534	811,470
Old Republic International Corp.	71,080	1,644,080
Poste Italiane SpA (Italy), 144A	4,246	58,358
Reinsurance Group of America, Inc.	11,100	1,234,986
Selective Insurance Group, Inc.	576	43,505
SiriusPoint Ltd. (Bermuda)*	4,700	43,522
Stewart Information Services Corp.	3,800	240,388

		19,144,232

Interactive Media & Services 3.4%

Alphabet, Inc. (Class A Stock)*	4,755	12,712,587
Alphabet, Inc. (Class C Stock)*	4,387	11,692,715
Cars.com, Inc.*	8,280	104,742
Facebook, Inc. (Class A Stock)*	37,094	12,589,333
QuinStreet, Inc.*	4,580	80,425
Tencent Holdings Ltd. (China)	16,600	999,881

		38,179,683

Internet & Direct Marketing Retail 1.7%

Alibaba Group Holding Ltd. (China)*	37,900	700,117
Amazon.com, Inc.*	5,137	16,875,250
momo.com, Inc. (Taiwan)	2,000	115,989
Shutterstock, Inc.	1,900	215,308
ZOZO, Inc. (Japan)	11,600	434,069

		18,340,733

IT Services 2.6%

Accenture PLC (Class A Stock)	12,830	4,104,574
Adyen NV (Netherlands), 144A*	166	463,345
Amdocs Ltd.	5,860	443,661
Automatic Data Processing, Inc.	9,800	1,959,216
Capgemini SE (France)	867	180,155
Cognizant Technology Solutions Corp. (Class A Stock)	36,620	2,717,570
Computacenter PLC (United Kingdom)	1,740	63,844
Conduent, Inc.*	27,200	179,248
CSG Systems International, Inc.	500	24,100
EPAM Systems, Inc.*	480	273,830
Evo Payments, Inc. (Class A Stock)*	2,700	63,936
ExlService Holdings, Inc.*	600	73,872
Fiserv, Inc.*	3,100	336,350
Fujitsu Ltd. (Japan)	5,830	1,057,443

See Notes to Financial Statements.

PGIM Balanced Fund      29

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services (cont’d.)

Gartner, Inc.*	2,500	$759,700
Hackett Group, Inc. (The)	6,480	127,138
International Business Machines Corp.	25,594	3,555,774
Mastercard, Inc. (Class A Stock)	4,400	1,529,792
Maximus, Inc.	3,780	314,496
PayPal Holdings, Inc.*	6,800	1,769,428
Sonata Software Ltd. (India)	16,994	199,483
Tech Mahindra Ltd. (India)	41,888	775,991
Transcosmos, Inc. (Japan)	4,400	144,349
TTEC Holdings, Inc.	2,500	233,825
Uchida Yoko Co. Ltd. (Japan)	4,600	224,027
Visa, Inc. (Class A Stock)	33,055	7,363,001
Wipro Ltd. (India)	7,916	67,439

		29,005,587

Leisure Products 0.3%

Brunswick Corp.	24,600	2,343,642
Giant Manufacturing Co. Ltd. (Taiwan)	5,000	56,927
Johnson Outdoors, Inc. (Class A Stock)	1,300	137,540
Malibu Boats, Inc. (Class A Stock)*	700	48,986
MasterCraft Boat Holdings, Inc.*	1,959	49,132
Shimano, Inc. (Japan)	3,500	1,028,754
Smith & Wesson Brands, Inc.	4,400	91,344

		3,756,325

Life Sciences Tools & Services 1.0%

Eurofins Scientific SE (Luxembourg)	7,668	983,614
Inotiv, Inc.*	500	14,620
IQVIA Holdings, Inc.*	11,800	2,826,572
Medpace Holdings, Inc.*	2,280	431,558
Mettler-Toledo International, Inc.*	500	688,680
Sartorius Stedim Biotech (France)	1,069	598,826
Thermo Fisher Scientific, Inc.	10,033	5,732,154
Waters Corp.*	1,000	357,300

		11,633,324

Machinery 1.4%

AGCO Corp.	13,240	1,622,297
Alamo Group, Inc.	100	13,953
Altra Industrial Motion Corp.	5,160	285,606
Atlas Copco AB (Sweden) (Class A Stock)	3,535	213,808
Atlas Copco AB (Sweden) (Class B Stock)	2,056	104,682

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)

Caterpillar, Inc.	6,100	$1,171,017
CNH Industrial NV (United Kingdom)	47,312	790,438
Cummins, Inc.	13,300	2,986,648
Deere & Co.	2,900	971,703
Dover Corp.	1,700	264,350
Franklin Electric Co., Inc.	1,000	79,850
Hillenbrand, Inc.	6,700	285,755
Meritor, Inc.*	7,900	168,349
MISUMI Group, Inc. (Japan)	1,400	59,400
Mueller Industries, Inc.	6,300	258,930
NN, Inc.*	3,000	15,750
Otis Worldwide Corp.	5,900	485,452
Parker-Hannifin Corp.	9,500	2,656,390
REV Group, Inc.	14,000	240,240
Rexnord Corp.	1,260	81,005
SPX Corp.*	660	35,277
SPX FLOW, Inc.	2,300	168,130
Stanley Black & Decker, Inc.	8,800	1,542,728
Techtronic Industries Co. Ltd. (Hong Kong)	37,500	737,456
Terex Corp.	3,000	126,300
Titan International, Inc.*	2,000	14,320

		15,379,834

Marine 0.2%

AP Moller - Maersk A/S (Denmark) (Class B Stock)	328	885,730
COSCO SHIPPING Holdings Co. Ltd. (China) (Class H Stock)*	31,950	48,869
Costamare, Inc. (Monaco)	4,040	62,580
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	49,000	218,413
Kuehne + Nagel International AG (Switzerland)	2,249	769,874
Matson, Inc.	4,500	363,195
Nippon Yusen KK (Japan)	1,200	90,165
SITC International Holdings Co. Ltd. (China)	15,000	53,733

		2,492,559

Media 0.9%

Advantage Solutions, Inc.*	1,900	16,435
AMC Networks, Inc. (Class A Stock)*	500	23,295
Cogeco, Inc. (Canada)	1,500	106,822
Comcast Corp. (Class A Stock)	99,093	5,542,272
Corus Entertainment, Inc. (Canada) (Class B Stock)	82,300	369,070
Digital Holdings, Inc. (Japan)	12,900	214,183
Entravision Communications Corp. (Class A Stock)	4,200	29,820
Gray Television, Inc.	13,160	300,311

See Notes to Financial Statements.

PGIM Balanced Fund      31

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Media (cont’d.)

Metropole Television SA (France)	4,200	$87,367
News Corp. (Class A Stock)	40,000	941,200
Nexstar Media Group, Inc. (Class A Stock)	2,800	425,488
Publicis Groupe SA (France)	1,008	67,775
Reach PLC (United Kingdom)	22,754	108,014
TEGNA, Inc.	16,200	319,464
Television Francaise 1 (France)	60,475	596,363
WPP PLC (United Kingdom)	59,523	797,520

		9,945,399

Metals & Mining 1.1%

ArcelorMittal SA (Luxembourg)	19,005	576,264
Baoshan Iron & Steel Co. Ltd. (China) (Class A Stock)	35,700	47,861
BHP Group Ltd. (Australia)	15,420	417,924
BlueScope Steel Ltd. (Australia)	3,220	47,488
China Hongqiao Group Ltd. (China)	313,000	400,464
Commercial Metals Co.	2,200	67,012
Constellium SE*	800	15,024
Fortescue Metals Group Ltd. (Australia)	54,088	582,265
Freeport-McMoRan, Inc.	68,300	2,221,799
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	14,600	58,056
Impala Platinum Holdings Ltd. (South Africa)	52,724	597,674
JSW Steel Ltd. (India)	6,342	56,965
Kumba Iron Ore Ltd. (South Africa)	8,265	270,809
Novolipetsk Steel PJSC (Russia)	131,050	391,172
Nucor Corp.	16,300	1,605,387
POSCO (South Korea)	2,875	796,475
Reliance Steel & Aluminum Co.	7,800	1,110,876
Rio Tinto Ltd. (Australia)	1,960	141,241
Rio Tinto PLC (Australia)	14,468	952,679
Severstal PAO (Russia)	2,436	50,895
Tata Steel Ltd. (India)	51,026	884,636
TimkenSteel Corp.*	9,500	124,260
Vale SA (Brazil)	21,800	303,637
West African Resources Ltd. (Australia)*	116,640	81,795
Worthington Industries, Inc.	1,960	103,292

		11,905,950

Mortgage Real Estate Investment Trusts (REITs) 0.1%

Ares Commercial Real Estate Corp.	1,000	15,080
BrightSpire Capital, Inc.	9,100	85,449
Chimera Investment Corp.	10,880	161,568
Ellington Financial, Inc.	7,300	133,517

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) (cont’d.)

Granite Point Mortgage Trust, Inc.	6,500	$85,605
Great Ajax Corp.	5,900	79,591
Ladder Capital Corp.	2,800	30,940
MFA Financial, Inc.	25,300	115,621
TPG RE Finance Trust, Inc.	12,920	159,950

		867,321

Multiline Retail 0.3%

Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	400	55,974
Europris ASA (Norway), 144A	19,639	130,264
Macy’s, Inc.	10,900	246,340
Next PLC (United Kingdom)	675	73,995
Target Corp.	9,820	2,246,521

		2,753,094

Multi-Utilities 0.2%

MDU Resources Group, Inc.	35,460	1,052,098
NorthWestern Corp.	700	40,110
Sempra Energy	6,600	834,900

		1,927,108

Oil, Gas & Consumable Fuels 2.2%

Antero Resources Corp.*	21,600	406,296
APA Corp.	126,400	2,708,752
BW LPG Ltd. (Singapore), 144A	54,643	298,949
Canadian Natural Resources Ltd. (Canada)	33,100	1,210,217
Cheniere Energy, Inc.*	12,200	1,191,574
Chevron Corp.	8,000	811,600
China Petroleum & Chemical Corp. (China) (Class H Stock)	140,000	68,831
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	341,000	796,205
Comstock Resources, Inc.*	18,000	186,300
ConocoPhillips	43,600	2,954,772
EOG Resources, Inc.	22,800	1,830,156
Exxaro Resources Ltd. (South Africa)	5,460	58,524
Exxon Mobil Corp.	106,000	6,234,920
Indian Oil Corp. Ltd. (India)	38,200	64,236
LUKOIL PJSC (Russia)	9,529	906,909
Matador Resources Co.	10,500	399,420
Oil & Natural Gas Corp. Ltd. (India)	496,917	961,590
OMV AG (Austria)	13,861	828,573
Ovintiv, Inc.	12,900	424,152
PetroChina Co. Ltd. (China) (Class H Stock)	144,000	67,555

See Notes to Financial Statements.

PGIM Balanced Fund      33

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Petroleo Brasileiro SA (Brazil)	19,400	$99,926
Polskie Gornictwo Naftowe i Gazownictwo SA (Poland)	164,560	267,017
Repsol SA (Spain)	4,371	57,021
REX American Resources Corp.*	400	31,948
Rosneft Oil Co. PJSC (Russia)	31,520	266,447
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	21,053	463,734
Shaanxi Coal Industry Co. Ltd. (China) (Class A Stock)	118,200	269,554
Whiting Petroleum Corp.*	1,200	70,092
World Fuel Services Corp.	8,549	287,417

		24,222,687

Paper & Forest Products 0.0%

Interfor Corp. (Canada)	9,700	239,552

Personal Products 0.3%

Bajaj Consumer Care Ltd. (India)	189,985	643,836
BellRing Brands, Inc. (Class A Stock)*	2,900	89,175
Chlitina Holding Ltd. (China)	73,000	519,281
Estee Lauder Cos., Inc. (The) (Class A Stock)	1,600	479,888
Inter Parfums, Inc.	700	52,339
Medifast, Inc.	1,120	215,757
Nu Skin Enterprises, Inc. (Class A Stock)	700	28,329
Unilever PLC (United Kingdom)	19,361	1,047,279
USANA Health Sciences, Inc.*	980	90,356
YA-MAN Ltd. (Japan)	6,300	76,047

		3,242,287

Pharmaceuticals 2.3%

Amneal Pharmaceuticals, Inc.*	25,660	137,024
Amphastar Pharmaceuticals, Inc.*	2,200	41,822
Bristol-Myers Squibb Co.	63,620	3,764,395
China Medical System Holdings Ltd. (China)	241,000	439,960
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (China) (Class A Stock)	25,800	112,938
Chugai Pharmaceutical Co. Ltd. (Japan)	22,800	835,468
CSPC Pharmaceutical Group Ltd. (China)	602,800	717,666
Faes Farma SA (Spain)	19,388	76,056
GlaxoSmithKline PLC (United Kingdom)	25,595	482,086
Ipsen SA (France)	6,890	658,627
Johnson & Johnson	53,469	8,635,244
Merck KGaA (Germany)	4,775	1,036,308
Novartis AG (Switzerland)	3,605	295,240
Novo Nordisk A/S (Denmark) (Class B Stock)	8,923	861,042

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)

Otsuka Holdings Co. Ltd. (Japan)	18,880	$808,071
Pfizer, Inc.	82,800	3,561,228
Prestige Consumer Healthcare, Inc.*	6,660	373,693
Roche Holding AG (Switzerland)	1,651	603,608
Sanofi (France)	12,718	1,222,504
Sun Pharmaceutical Industries Ltd. (India)	6,660	73,362
Zoetis, Inc.	6,300	1,223,082

		25,959,424

Professional Services 0.3%

ASGN, Inc.*	2,980	337,157
BayCurrent Consulting, Inc. (Japan)	200	100,660
Kelly Services, Inc. (Class A Stock)	900	16,992
Kforce, Inc.	3,980	237,367
Korn Ferry	2,300	166,428
ManpowerGroup, Inc.	3,900	422,292
Randstad NV (Netherlands)	10,623	711,495
Recruit Holdings Co. Ltd. (Japan)	1,300	79,139
Science Applications International Corp.	4,300	367,908
Thomson Reuters Corp. (Canada)	5,800	641,316
TriNet Group, Inc.*	2,500	236,450

		3,317,204

Real Estate Management & Development 0.3%

Aldar Properties PJSC (United Arab Emirates)	57,204	63,394
CBRE Group, Inc. (Class A Stock)*	4,800	467,328
China Resources Land Ltd. (China)	202,000	851,614
CK Asset Holdings Ltd. (Hong Kong)	117,000	674,543
Cushman & Wakefield PLC*	2,100	39,081
Daiwa House Industry Co. Ltd. (Japan)	3,000	100,185
Newmark Group, Inc. (Class A Stock)	20,900	299,079
Realogy Holdings Corp.*	11,600	203,464
RMR Group, Inc. (The) (Class A Stock)	963	32,212
Selvaag Bolig ASA (Norway)	12,369	77,542
Sun Hung Kai Properties Ltd. (Hong Kong)	58,000	722,416

		3,530,858

Road & Rail 0.2%

AMERCO	300	193,809
CSX Corp.	5,580	165,949

See Notes to Financial Statements.

PGIM Balanced Fund      35

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail (cont’d.)

Union Pacific Corp.	9,700	$1,901,297
Werner Enterprises, Inc.	1,760	77,915

		2,338,970

Semiconductors & Semiconductor Equipment 3.6%

Advantest Corp. (Japan)	1,100	98,584
Amkor Technology, Inc.	12,700	316,865
Applied Materials, Inc.	38,304	4,930,874
ASE Technology Holding Co. Ltd. (Taiwan)	94,000	362,861
ASM International NV (Netherlands)	250	97,687
ASML Holding NV (Netherlands)	1,957	1,461,249
Broadcom, Inc.	11,180	5,421,517
CMC Materials, Inc.	2,000	246,460
Diodes, Inc.*	1,900	172,121
Ichor Holdings Ltd.*	600	24,654
Intel Corp.	104,968	5,592,695
Kulicke & Soffa Industries, Inc. (Singapore)	4,600	268,088
Lam Research Corp.	4,600	2,618,090
MediaTek, Inc. (Taiwan)	22,000	713,898
Microchip Technology, Inc.	5,900	905,591
Micron Technology, Inc.	10,900	773,682
MKS Instruments, Inc.	1,060	159,965
Novatek Microelectronics Corp. (Taiwan)	23,000	336,169
NVIDIA Corp.	16,900	3,501,004
Power Integrations, Inc.	400	39,596
QUALCOMM, Inc.	35,200	4,540,096
Realtek Semiconductor Corp. (Taiwan)	3,000	53,207
Semtech Corp.*	4,180	325,915
STMicroelectronics NV (Switzerland)	18,560	811,127
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	95,000	1,960,732
Texas Instruments, Inc.	17,380	3,340,610
Tokyo Electron Ltd. (Japan)	2,495	1,109,324
Ultra Clean Holdings, Inc.*	4,460	189,996
United Microelectronics Corp. (Taiwan)	75,000	170,469

		40,543,126

Software 5.0%

A10 Networks, Inc.*	13,180	177,666
ACI Worldwide, Inc.*	2,100	64,533
Adobe, Inc.*	12,218	7,034,147
Agilysys, Inc.*	700	36,652
Alarm.com Holdings, Inc.*	1,400	109,466
Autodesk, Inc.*	1,200	342,204

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)

Blackbaud, Inc.*	2,780	$195,573
CDK Global, Inc.	17,600	748,880
ChannelAdvisor Corp.*	3,880	97,892
CommVault Systems, Inc.*	3,400	256,054
Cornerstone OnDemand, Inc.*	5,200	297,752
Dassault Systemes SE (France)	16,568	870,188
Intuit, Inc.	458	247,096
J2 Global, Inc.*	2,380	325,156
Manhattan Associates, Inc.*	5,700	872,271
Microsoft Corp.	116,866	32,946,863
Mimecast Ltd.*	3,000	190,800
Oracle Corp.	16,498	1,437,471
Paycom Software, Inc.*	3,000	1,487,250
Progress Software Corp.	400	19,676
salesforce.com, Inc.*	11,100	3,010,542
SAP SE (Germany)	9,664	1,308,000
Sapiens International Corp. NV (Israel)	9,000	259,020
SPS Commerce, Inc.*	2,976	480,058
SS&C Technologies Holdings, Inc.	17,700	1,228,380
Synopsys, Inc.*	2,800	838,348
Upland Software, Inc.*	1,900	63,536
Verint Systems, Inc.*	5,600	250,824

		55,196,298

Specialty Retail 1.1%

Asbury Automotive Group, Inc.*	1,300	255,762
AutoNation, Inc.*	16,260	1,979,818
AutoZone, Inc.*	300	509,397
Camping World Holdings, Inc. (Class A Stock)	4,300	167,141
Chow Tai Fook Jewellery Group Ltd. (China)	381,000	729,931
Dunelm Group PLC (United Kingdom)	7,782	148,715
Foot Locker, Inc.	44,300	2,022,738
Group 1 Automotive, Inc.	1,600	300,608
Halfords Group PLC (United Kingdom)	119,865	491,852
Home Depot, Inc. (The)	5,558	1,824,469
Industria de Diseno Textil SA (Spain)	5,775	212,091
JB Hi-Fi Ltd. (Australia)	2,690	87,851
JD Sports Fashion PLC (United Kingdom)	20,678	290,077
Kingfisher PLC (United Kingdom)	164,945	746,582
O’Reilly Automotive, Inc.*	280	171,097
Ross Stores, Inc.	12,800	1,393,280
Sally Beauty Holdings, Inc.*	900	15,165
Shimamura Co. Ltd. (Japan)	700	65,784
Super Retail Group Ltd. (Australia)	34,327	301,424

See Notes to Financial Statements.

PGIM Balanced Fund      37

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)

Tilly’s, Inc. (Class A Stock)	1,000	$14,010
Zhongsheng Group Holdings Ltd. (China)	92,500	745,929
Zumiez, Inc.*	3,200	127,232

		12,600,953

Technology Hardware, Storage & Peripherals 3.2%

3D Systems Corp.*	600	16,542
Apple, Inc.	192,604	27,253,466
Asustek Computer, Inc. (Taiwan)	61,000	710,309
Canon, Inc. (Japan)	34,200	836,842
Dell Technologies, Inc. (Class C Stock)*	18,400	1,914,336
HP, Inc.	39,600	1,083,456
Lenovo Group Ltd. (China)	366,000	403,315
Logitech International SA (Switzerland)	912	81,012
MCJ Co. Ltd. (Japan)	61,800	666,356
Samsung Electronics Co. Ltd. (South Korea)	13,306	822,647
Super Micro Computer, Inc.*	3,700	135,309
Western Digital Corp.*	28,000	1,580,320

		35,503,910

Textiles, Apparel & Luxury Goods 0.8%

Capri Holdings Ltd.*	7,100	343,711
Crocs, Inc.*	3,300	473,484
Hermes International (France)	290	400,485
JNBY Design Ltd. (China)	31,000	53,825
Kering SA (France)	387	275,578
Li Ning Co. Ltd. (China)	75,500	878,988
LVMH Moet Hennessy Louis Vuitton SE (France)	619	442,238
NIKE, Inc. (Class B Stock)	32,900	4,778,067
Pandora A/S (Denmark)	525	63,524
Puma SE (Germany)	483	53,717
Tapestry, Inc.	19,700	729,294

		8,492,911

Thrifts & Mortgage Finance 0.0%

HomeStreet, Inc.	800	32,920
Meta Financial Group, Inc.	700	36,736
Paragon Banking Group PLC (United Kingdom)	8,085	59,802
Premier Financial Corp.	8,100	257,904

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance (cont’d.)

Provident Financial Services, Inc.	3,300	$77,451
Waterstone Financial, Inc.	700	14,343

		479,156

Tobacco 0.6%

Altria Group, Inc.	68,160	3,102,643
British American Tobacco PLC (United Kingdom)	31,203	1,094,372
Imperial Brands PLC (United Kingdom)	30,089	631,999
Japan Tobacco, Inc. (Japan)	43,773	858,848
Scandinavian Tobacco Group A/S (Denmark), 144A	38,391	758,488
Swedish Match AB (Sweden)	10,051	88,024
Vector Group Ltd.	3,100	39,525

		6,573,899

Trading Companies & Distributors 0.5%

Applied Industrial Technologies, Inc.	3,480	313,652
Ashtead Group PLC (United Kingdom)	2,200	166,762
Boise Cascade Co.	4,660	251,547
Brenntag SE (Germany)	4,657	433,567
Ferguson PLC	6,420	893,744
GMS, Inc.*	5,340	233,892
ITOCHU Corp. (Japan)	31,100	906,739
Marubeni Corp. (Japan)	46,200	379,784
Mitsubishi Corp. (Japan)	6,400	201,128
Mitsui & Co. Ltd. (Japan)	42,600	928,725
Rush Enterprises, Inc. (Class A Stock)	800	36,128
Titan Machinery, Inc.*	600	15,546
Toyota Tsusho Corp. (Japan)	2,400	101,383
Univar Solutions, Inc.*	12,000	285,840
Veritiv Corp.*	1,300	116,428

		5,264,865

Transportation Infrastructure 0.0%

Shanghai International Port Group Co. Ltd. (China) (Class A Stock)	269,400	253,755

Water Utilities 0.0%

American States Water Co.	1,880	160,778
Artesian Resources Corp. (Class A Stock)	1,005	38,361
China Water Affairs Group Ltd. (China)	236,000	263,562

		462,701

See Notes to Financial Statements.

PGIM Balanced Fund      39

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.2%

America Movil SAB de CV (Mexico) (Class L Stock)	183,600	$162,506
Gogo, Inc.*	8,300	143,590
KDDI Corp. (Japan)	10,600	349,769
SK Telecom Co. Ltd. (South Korea)	2,902	789,817
T-Mobile US, Inc.*	5,000	638,800
United States Cellular Corp.*	600	19,134
Vodafone Group PLC (United Kingdom)	400,516	612,121

		2,715,737

TOTAL COMMON STOCKS (cost $527,581,110)		688,008,330

EXCHANGE-TRADED FUND 0.2%
iShares MSCI EAFE ETF (cost $1,775,092)	27,228	2,124,056

PREFERRED STOCKS 0.2%

Automobiles 0.0%
Volkswagen AG (Germany) (PRFC)	969	215,686

Banks 0.0%

Citigroup Capital XIII, 6.499%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40	3,000	83,250

Capital Markets 0.0%

State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)	5,000	146,150

Electric Utilities 0.1%

Cia Energetica de Minas Gerais (Brazil) (PRFC)	291,800	750,163
Cia Paranaense de Energia (Brazil) (PRFC B)	330,000	442,969

		1,193,132

Oil, Gas & Consumable Fuels 0.1%

Petroleo Brasileiro SA (Brazil) (PRFC)	80,200	400,577

Technology Hardware, Storage & Peripherals 0.0%

Samsung Electronics Co. Ltd. (South Korea) (PRFC)	4,320	252,195

TOTAL PREFERRED STOCKS (cost $2,073,765)		2,290,990

See Notes to Financial Statements.

Description	Units	Value

RIGHTS* 0.0%

Insurance
Fubon Financial Holding Co. Ltd. (Taiwan), expiring 10/18/21	14,562	$9,015
Fubon Financial Holding Co. Ltd. Preferred Shares (Taiwan),expiring 10/18/21	8,857	5,133

		14,148

	Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES 3.0%

Automobiles 0.8%

AmeriCredit Automobile Receivables Trust,
Series 2019-01, Class B	3.130%	02/18/25		100	101,274
Series 2019-01, Class C	3.360	02/18/25		200	205,486
Series 2019-02, Class C	2.740	04/18/25		300	308,210
Series 2019-03, Class C	2.320	07/18/25		800	817,674
Series 2020-02, Class D	2.130	03/18/26		100	102,569
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A	4.000	03/20/25		300	321,485
Series 2020-01A, Class A, 144A	2.330	08/20/26		500	519,720
Series 2020-02A, Class A, 144A	2.020	02/20/27		100	102,481
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C	1.320	07/15/25		100	101,060
Series 2020-03A, Class D	1.730	07/15/26		100	101,771
Ford Auto Securitization Trust (Canada),
Series 2019-BA, Class A2, 144A	2.321	10/15/23	CAD	248	197,265
Ford Credit Auto Owner Trust,
Series 2021-01, Class C, 144A	1.910	10/17/33		180	180,077
GM Financial Consumer Automobile Receivables
Trust,
Series 2018-04, Class C	3.620	06/17/24		100	103,021
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27		700	700,736
Series 2021-02A, Class B, 144A	2.120	12/27/27		100	100,595
JPMorgan Chase Bank, NA,
Series 2020-02, Class D, 144A	1.487	02/25/28		481	483,324
Series 2021-02, Class D, 144A	1.138	12/26/28		300	300,089
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27		1,280	1,371,970
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D	2.220	09/15/26		100	101,936
Series 2020-03, Class D	1.640	11/16/26		400	405,554
Series 2020-04, Class D	1.480	01/15/27		300	303,835

See Notes to Financial Statements.

PGIM Balanced Fund      41

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)

Santander Drive Auto Receivables Trust, (cont’d.)
Series 2021-01, Class D	1.130%	11/16/26		800	$801,958
World Omni Select Auto Trust,
Series 2019-A, Class B	2.170	12/15/25		700	709,971
Series 2019-A, Class C	2.380	12/15/25		200	204,728

					8,646,789

Collateralized Loan Obligations 1.2%
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.194(c)	05/17/31		1,000	999,715
Carlyle CLO Ltd. (Cayman Islands),
Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.159(c)	04/30/31		1,000	1,000,788
CVC Cordatus Loan Fund DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	0.850(c)	05/22/32	EUR	1,500	1,732,034
Series 14A, Class A2R, 144A	1.250	05/22/32	EUR	1,500	1,734,962
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.458(c)	07/22/32		750	750,115
ICG US CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1A, 144A, 3 Month LIBOR + 1.380% (Cap N/A, Floor 1.380%)	1.505(c)	10/26/32		1,000	1,000,194
LCM LP (Cayman Islands),
Series 13A, Class ARR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	1.274(c)	07/19/27		1,750	1,749,167
OZLM Ltd. (Cayman Islands),
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	1.184(c)	04/20/31		1,500	1,499,541
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.334(c)	07/20/31		250	250,017
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.334(c)	10/20/31		500	500,176

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

York CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.488%(c)	07/22/32		1,000	$1,000,563
Series 2020-01A, Class A1, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.634(c)	04/20/32		1,250	1,250,551

					13,467,823

Consumer Loans 0.4%

Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A	2.509	10/20/39	CAD	200	158,898
Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320	04/21/31		100	102,333
Lendmark Funding Trust,
Series 2018-02A, Class A, 144A	4.230	04/20/27		100	100,200
Series 2019-02A, Class A, 144A	2.780	04/20/28		900	919,286
Series 2021-01A, Class A, 144A	1.900	11/20/31		700	703,320
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190	08/21/34		200	204,395
OneMain Financial Issuance Trust,
Series 2018-01A, Class A, 144A	3.300	03/14/29		91	91,197
Series 2020-01A, Class A, 144A	3.840	05/14/32		300	310,078
Series 2020-02A, Class A, 144A	1.750	09/14/35		400	405,261
Oportun Funding LLC,
Series 2020-01, Class A, 144A	2.200	05/15/24		79	78,928
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A	1.210	03/08/28		300	300,801
Series 2021-A, Class B, 144A	1.760	03/08/28		300	300,768
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.936(c)	02/25/23		150	150,369
SoFi Consumer Loan Program Trust,
Series 2020-01, Class A, 144A	2.020	01/25/29		199	200,267
Springleaf Funding Trust,
Series 2017-AA, Class A, 144A	2.680	07/15/30		92	91,654

					4,117,755

See Notes to Financial Statements.

PGIM Balanced Fund      43

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Credit Cards 0.1%

Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960%	10/13/30		500	$579,503
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month SONIA + 1.400% (Cap N/A, Floor 0.000%)	1.450(c)	11/15/28	GBP	465	635,896

					1,215,399

Equipment 0.0%

MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A	2.720	06/15/40		400	415,216
Series 2018-A, Class A5, 144A	3.610	03/10/42		100	105,760

					520,976

Home Equity Loan 0.0%

CDC Mortgage Capital Trust,
Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)	1.736(c)	03/25/33		5	5,363

Manufactured Housing 0.0%

Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A	3.000(cc)	11/25/58		93	94,020

Other 0.1%

Loandepot GMSR Master Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.885(c)	10/16/23		100	100,082
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.886(c)	06/25/24		1,400	1,385,697

					1,485,779

Residential Mortgage-Backed Securities 0.1%

Countrywide Asset-Backed Certificates,
Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.836(c)	03/25/34		34	33,766
Credit Suisse Mortgage Trust,
Series 2020-11R, Class 1A1, 144A, 1 Month LIBOR + 2.150%	2.233(c)	04/25/38		495	501,890

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)

Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A	3.750%	01/25/59	116	$116,594
Series 2019-GS04, Class A1, 144A	3.438	05/25/59	213	213,357
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A	2.750(cc)	01/25/61	131	133,136
Series 2018-01, Class A1, 144A	3.250(cc)	05/25/62	80	81,624
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)	0.686(c)	02/25/57	206	206,395

				1,286,762

Student Loans 0.3%

Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680	09/25/42	147	149,247
Series 2018-AGS, Class A1, 144A	3.210	02/25/44	121	125,787
Series 2018-CGS, Class A1, 144A	3.870	02/25/46	55	56,420
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810	11/25/42	61	61,615
Series 2018-B, Class A2FX, 144A	3.540	05/26/43	125	126,500
Series 2019-A, Class A2FX, 144A	2.730	10/25/48	123	125,541
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A	3.190	02/18/42	205	207,051
Series 2018-CA, Class A2, 144A	3.520	06/16/42	125	127,390
Series 2019-CA, Class A2, 144A	3.130	02/15/68	213	218,593
SoFi Professional Loan Program LLC,
Series 2019-B, Class A2FX, 144A	3.090	08/17/48	282	290,065
Series 2019-C, Class A2FX, 144A	2.370	11/16/48	527	536,603
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A	3.340	08/25/47	213	218,177
Series 2020-A, Class A2FX, 144A	2.540	05/15/46	600	615,792

				2,858,781

TOTAL ASSET-BACKED SECURITIES (cost $33,386,811)				33,699,447

BANK LOANS 0.1%

Media 0.0%

Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%	3.340(c)	08/24/26	149	92,839

See Notes to Financial Statements.

PGIM Balanced Fund      45

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Oil & Gas 0.0%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000%(c)	11/01/25	152	$166,592

Telecommunications 0.1%

Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	3.430(c)	05/27/24	249	239,926
Intelsat Jackson Holdings SA (Luxembourg),
DIP Term Loan, 3 Month LIBOR + 4.750%	5.750(c)	07/13/22	470	472,740

				712,666

TOTAL BANK LOANS (cost $961,666)				972,097

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.1%
BANK,
Series 2017-BNK04, Class A3	3.362	05/15/50	1,000	1,077,039
Series 2020-BN26, Class A3	2.155	03/15/63	1,800	1,812,345
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4	4.047	12/15/51	1,351	1,533,561
Benchmark Mortgage Trust,
Series 2019-B13, Class A3	2.701	08/15/57	1,800	1,878,540
Series 2020-B17, Class A4	2.042	03/15/53	650	649,971
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.734(c)	10/15/36	1,326	1,328,431
Series 2020-BXLP, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)	0.884(c)	12/15/36	1,014	1,014,710
CFK Trust,
Series 2020-MF02, Class B, 144A	2.792	03/15/39	1,200	1,221,354
Series 2020-MF02, Class C, 144A	2.995	03/15/39	1,500	1,496,697
Series 2020-MF02, Class D, 144A	3.349	03/15/39	900	891,689
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575	05/10/47	168	174,849
Series 2015-GC29, Class A3	2.935	04/10/48	408	424,011
Series 2015-P01, Class A4	3.462	09/15/48	600	640,400
Series 2017-P08, Class A3	3.203	09/15/50	1,000	1,068,364
Series 2019-GC41, Class A4	2.620	08/10/56	3,600	3,763,872
Series 2020-GC46, Class A4	2.477	02/15/53	1,400	1,438,258

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage Trust,
Series 2013-CR08, Class A4	3.334%	06/10/46	57	$58,358
Series 2014-CR15, Class A2	2.928	02/10/47	10	9,606
Series 2014-CR18, Class A4	3.550	07/15/47	337	353,520
Series 2014-UBS04, Class A4	3.420	08/10/47	700	733,613
Series 2015-LC21, Class A3	3.445	07/10/48	693	733,645
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3	3.231	06/15/57	761	798,582
Series 2017-C08, Class A3	3.127	06/15/50	800	840,140
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A3A	3.015	05/10/49	713	745,477
Fannie Mae-Aces,
Series 2015-M10, Class A2	3.092(cc)	04/25/27	453	492,562
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO	1.470(cc)	05/25/22	2,380	12,704
Series K021, Class X1, IO	1.508(cc)	06/25/22	735	2,979
Series K025, Class X1, IO	0.907(cc)	10/25/22	1,264	8,615
Series K055, Class X1, IO	1.491(cc)	03/25/26	2,236	117,709
Series K075, Class AM	3.650(cc)	02/25/28	575	650,031
Series K079, Class AM	3.930	06/25/28	996	1,146,420
Series K157, Class A2	3.990(cc)	05/25/33	700	823,981
Series W5FX, Class AFX	3.336(cc)	04/25/28	200	220,803
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4	3.136	02/10/48	388	407,222
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class E, 144A	4.767(cc)	07/05/31	800	826,893
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4	2.694	04/15/46	91	92,587
Series 2017-JP07, Class ASB	3.241	09/15/50	400	427,113
Series 2019-BKWD, Class A, 144A, 1 Month
LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.084(c)	09/15/29	700	701,041
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3	2.863	12/15/48	156	157,670
Series 2015-C23, Class A3	3.451	07/15/50	584	625,289
Series 2015-C25, Class A4	3.372	10/15/48	700	749,526
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3	2.531	08/15/49	1,300	1,359,530
Series 2019-H06, Class A3	3.158	06/15/52	1,250	1,334,145
Series 2020-L04, Class A2	2.449	02/15/53	3,600	3,708,035
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB	3.264	08/15/50	500	532,867

See Notes to Financial Statements.

PGIM Balanced Fund      47

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
UBS Commercial Mortgage Trust, (cont’d.)
Series 2017-C05, Class A4	3.212%	11/15/50	1,422	$1,512,690
Series 2018-C08, Class A4	3.983	02/15/51	1,650	1,848,236
Series 2018-C09, Class A3	3.854	03/15/51	400	439,986
Series 2018-C14, Class A3	4.180	12/15/51	996	1,106,270
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4	2.792	12/10/45	200	201,329
Series 2013-C05, Class A3	2.920	03/10/46	90	91,650
Series 2013-C06, Class A3	2.971	04/10/46	187	191,797
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS02, Class A4	3.498	07/15/58	800	848,226
Series 2016-C33, Class A3	3.162	03/15/59	1,049	1,106,779
Series 2016-C34, Class A3	2.834	06/15/49	800	832,698
Series 2016-C35, Class A3	2.674	07/15/48	1,200	1,248,361
Series 2016-NXS06, Class A3	2.642	11/15/49	1,500	1,574,108
Series 2017-C38, Class A4	3.190	07/15/50	700	756,388
Series 2018-C46, Class A3	3.888	08/15/51	1,050	1,156,380
Series 2018-C48, Class A4	4.037	01/15/52	1,707	1,919,308
Series 2019-C52, Class A3	2.631	08/15/52	2,500	2,603,292

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $54,426,423)				56,522,252

CORPORATE BONDS 15.4%

Aerospace & Defense 0.5%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	1,860	1,874,763
Sr. Unsec’d. Notes	3.750	02/01/50	515	522,132
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	475	479,112
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	375	393,476
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	300	306,622
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	150	155,524
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes	5.050	06/15/25	99	104,357
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A	5.696	09/16/23	210	222,993
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	235	267,526
Teledyne Technologies, Inc.,
Gtd. Notes	2.750	04/01/31	935	957,025

				5,283,530

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 0.1%

Altria Group, Inc.,
Gtd. Notes	3.400%	02/04/41	620	$586,295
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.557	08/15/27	410	441,712
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	400	400,193

				1,428,200

Airlines 0.1%

American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates	3.575	07/15/29	160	163,191
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	04/29/26	72	75,787
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	260	304,027
Sr. Unsec’d. Notes	5.250	05/04/25	300	339,526
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	10/11/27	60	63,601
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	260	267,308
Sr. Sec’d. Notes, 144A	4.625	04/15/29	60	62,026

				1,275,466

Auto Manufacturers 0.4%

Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	350	368,379
Sr. Unsec’d. Notes	5.291	12/08/46	135	150,458
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28	425	422,125
Sr. Unsec’d. Notes	3.350	11/01/22	770	783,483
General Motors Co.,
Sr. Unsec’d. Notes	4.875	10/02/23	155	167,483
Sr. Unsec’d. Notes	5.000	04/01/35	1,085	1,283,149
Sr. Unsec’d. Notes	6.250	10/02/43	95	127,795
Sr. Unsec’d. Notes	6.600	04/01/36	80	107,508

See Notes to Financial Statements.

PGIM Balanced Fund      49

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

General Motors Financial Co., Inc.,
Gtd. Notes	3.950%	04/13/24	616	$658,282
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	4.000	11/12/21	245	245,970

				4,314,632

Auto Parts & Equipment 0.1%

American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	5.000	10/01/29	425	414,133
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	250	263,650
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes	2.450	06/15/30	350	355,493

				1,033,276

Banks 3.7%

Banco Santander SA (Spain),
Sr. Unsec’d. Notes	1.849	03/25/26	200	202,505
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24(oo)	350	371,265
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)	235	240,239
Sr. Unsec’d. Notes	2.299(ff)	07/21/32	665	655,567
Sr. Unsec’d. Notes	3.004(ff)	12/20/23	191	196,804
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	160	175,383
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	215	229,111
Sr. Unsec’d. Notes, MTN	3.550(ff)	03/05/24	85	88,612
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	1,835	2,026,291
Sr. Unsec’d. Notes, MTN	3.974(ff)	02/07/30	115	128,896
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	350	396,869
Sr. Unsec’d. Notes, Series N	2.651(ff)	03/11/32	2,290	2,332,456
Sub. Notes, MTN	4.450	03/03/26	365	408,812
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN	2.500	06/28/24	660	692,244
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	2.200	08/16/23	782	807,083
Sr. Unsec’d. Notes, MTN	2.950	01/29/23	170	175,605
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	1,075	1,083,157
Sr. Unsec’d. Notes	4.375	01/12/26	200	223,072

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Barclays PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes, MTN	4.972%(ff)	05/16/29	400	$465,253
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	750	746,534
Sr. Unsec’d. Notes, 144A, MTN	2.950	05/23/22	275	279,782
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.277(ff)	01/20/32	250	242,793
Citigroup, Inc.,
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	100	104,721
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	1,290	1,322,831
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	185	187,120
Sr. Unsec’d. Notes	2.572(ff)	06/03/31	880	896,470
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	290	318,919
Sr. Unsec’d. Notes	3.700	01/12/26	200	219,636
Sr. Unsec’d. Notes	3.887(ff)	01/10/28	1,500	1,658,022
Sub. Notes	4.400	06/10/25	767	848,667
Sub. Notes	4.450	09/29/27	195	221,775
Sub. Notes	4.750	05/18/46	55	69,265
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	3.091(ff)	05/14/32	495	507,416
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	2.222(ff)	09/18/24	245	251,075
Discover Bank,
Sr. Unsec’d. Notes	4.250	03/13/26	315	351,019
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	290	290,571
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	1,405	1,421,580
Sr. Unsec’d. Notes	3.750	02/25/26	50	54,817
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	190	210,109
Sr. Unsec’d. Notes	3.850	01/26/27	410	450,452
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	95	107,473
Sr. Unsec’d. Notes	5.750	01/24/22	250	254,255
Sr. Unsec’d. Notes, MTN	2.383(ff)	07/21/32	465	460,627
Sub. Notes	6.750	10/01/37	275	393,671
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)	345	360,238
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	1,290	1,319,634
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.599(c)	01/30/22(oo)	146	146,466
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	375	380,827
Sr. Unsec’d. Notes	2.950	10/01/26	210	224,889
Sr. Unsec’d. Notes	3.200	06/15/26	1,066	1,150,708
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	265	288,447

See Notes to Financial Statements.

PGIM Balanced Fund      51

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	3.702%(ff)	05/06/30	145	$160,135
Sr. Unsec’d. Notes	3.782(ff)	02/01/28	1,591	1,754,340
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	796	890,466
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	250	287,601
Sub. Notes	3.875	09/10/24	90	97,884
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750	01/11/27	300	329,924
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	3.736(c)	01/15/22(oo)	125	125,870
Sr. Unsec’d. Notes	3.217(ff)	04/22/42	125	130,693
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	1,005	987,910
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	45	47,072
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	1,173	1,298,617
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	370	408,960
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	240	276,913
Sr. Unsec’d. Notes, MTN	3.591(ff)	07/22/28	1,536	1,687,484
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	1,000	989,633
State Bank of India (India),
Sr. Unsec’d. Notes, 144A	4.375	01/24/24	310	331,594
State Street Corp.,
Jr. Sub. Notes, Series F, 3 Month LIBOR + 3.597%	3.713(c)	12/15/21(oo)	63	63,236
Sub. Notes	2.200	03/03/31	960	957,727
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	3.127(ff)	06/03/32	405	409,147
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.393(ff)	06/02/28	2,500	2,578,468
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	1,025	1,045,333

				41,499,040

Beverages 0.1%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	150	181,327

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages (cont’d.)

Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.000%	01/17/43	120	$132,307
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.550	01/23/49	825	1,116,961

				1,430,595

Biotechnology 0.1%

Amgen, Inc.,
Sr. Unsec’d. Notes	3.000	01/15/52	600	579,413

Building Materials 0.2%

Griffon Corp.,
Gtd. Notes	5.750	03/01/28	800	844,872
Johnson Controls International PLC,
Sr. Unsec’d. Notes	6.000	01/15/36	450	622,542
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	300	305,961

				1,773,375

Chemicals 0.3%

CF Industries, Inc.,
Gtd. Notes	5.375	03/15/44	150	190,465
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.375	11/15/42	20	23,584
Sr. Unsec’d. Notes	9.400	05/15/39	31	55,795
Huntsman International LLC,
Sr. Unsec’d. Notes	4.500	05/01/29	1,650	1,866,052
Sasol Financing USA LLC (South Africa),
Gtd. Notes	4.375	09/18/26	200	202,782
Gtd. Notes	5.875	03/27/24	200	210,366
Gtd. Notes	6.500	09/27/28	200	221,092
Westlake Chemical Corp.,
Sr. Unsec’d. Notes	3.125	08/15/51	315	297,101

				3,067,237

Commercial Services 0.5%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	300	303,017

See Notes to Financial Statements.

PGIM Balanced Fund      53

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625%	07/15/26		500	$529,026
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23		1,166	1,211,712
Gtd. Notes, 144A	7.000	10/15/37		20	29,677
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A	2.813	01/01/60		100	101,436
Loxam SAS (France),
Sr. Sub. Notes	5.750	07/15/27	EUR	603	728,171
Nexi SpA (Italy),
Sr. Unsec’d. Notes	2.125	04/30/29	EUR	930	1,076,075
President & Fellows of Harvard College,
Unsec’d. Notes	3.300	07/15/56		270	306,884
Trustees of Boston College,
Unsec’d. Notes	3.129	07/01/52		279	292,645
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119		55	62,266
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32		200	202,343
Gtd. Notes	3.875	02/15/31		50	51,202
Gtd. Notes	5.500	05/15/27		250	262,586
Yale University,
Unsec’d. Notes, Series 2020	1.482	04/15/30		595	583,538

					5,740,578

Distribution/Wholesale 0.0%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28		400	399,061

Diversified Financial Services 0.1%

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28		120	123,576
Gtd. Notes, 144A	6.000	01/15/27		400	419,147
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28		350	347,512

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250%	02/15/29	325	$309,486
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28	200	235,553

				1,435,274

Electric 1.2%

Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes	6.350	10/01/36	115	164,064
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes	5.950	05/15/37	120	163,217
Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	200	204,077
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	150	147,807
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	225	224,961
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2	6.950	03/15/33	120	169,230
General Ref. Mortgage, Series Z	2.400	09/01/26	170	178,677
Commonwealth Edison Co.,
First Mortgage, Series 123	3.750	08/15/47	754	860,473
Dominion Energy, Inc.,
Jr. Sub. Notes	3.071	08/15/24	800	846,092
DTE Electric Co.,
General Ref. Mortgage	3.750	08/15/47	622	710,563
Duke Energy Carolinas LLC,
First Mortgage	6.050	04/15/38	55	77,172
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	210	221,693
El Paso Electric Co.,
Sr. Unsec’d. Notes	6.000	05/15/35	135	179,369
Emera US Finance LP (Canada),
Gtd. Notes	3.550	06/15/26	685	740,902
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.250	07/12/31	1,190	1,173,610
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A	3.400	01/28/30	200	205,713
Eversource Energy,
Sr. Unsec’d. Notes, Series O	4.250	04/01/29	315	361,393
Florida Power & Light Co.,
First Mortgage	5.950	10/01/33	60	81,205

See Notes to Financial Statements.

PGIM Balanced Fund      55

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Iberdrola International BV (Spain),
Gtd. Notes	6.750%	09/15/33	30	$41,194
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	2.300	06/01/30	315	316,706
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	235	263,472
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	280	299,828
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	50	53,207
Gtd. Notes, 144A	3.375	02/15/29	50	49,309
Gtd. Notes, 144A	3.625	02/15/31	100	98,264
Gtd. Notes, 144A	3.875	02/15/32	125	123,597
Gtd. Notes, 144A	5.250	06/15/29	400	426,613
Ohio Power Co.,
Sr. Unsec’d. Notes	4.000	06/01/49	160	186,382
Sr. Unsec’d. Notes	4.150	04/01/48	175	208,626
Pacific Gas & Electric Co.,
First Mortgage	3.950	12/01/47	260	248,774
First Mortgage	4.550	07/01/30	540	584,089
Public Service Co. of Colorado,
First Mortgage	4.300	03/15/44	35	42,341
Public Service Electric & Gas Co.,
Sr. Sec’d. Notes, MTN	5.800	05/01/37	125	171,389
San Diego Gas & Electric Co.,
First Mortgage	4.150	05/15/48	230	273,605
Southwestern Public Service Co.,
First Mortgage	3.700	08/15/47	250	278,852
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	2.875	07/15/29	1,135	1,207,363
Vistra Operations Co. LLC,
Gtd. Notes, 144A (original cost $627,000; purchased 02/12/20)(f)	5.625	02/15/27	600	621,110
Sr. Sec’d. Notes, 144A (original cost $656,494; purchased 11/06/19)(f)	3.550	07/15/24	645	677,217
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	4.800	09/15/41	105	128,941

				13,011,097

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electronics 0.1%

Trimble, Inc.,
Sr. Unsec’d. Notes	4.750%	12/01/24		1,200	$1,327,641

Engineering & Construction 0.1%

Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN	2.000	02/15/33	EUR	300	339,664
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN	1.750	10/23/30	EUR	300	342,636
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47		200	204,101
Sr. Sec’d. Notes, 144A	4.250	10/31/26		200	213,317
Sr. Sec’d. Notes, 144A	5.500	07/31/47		200	204,102
TopBuild Corp.,
Gtd. Notes, 144A	4.125	02/15/32		100	101,028

					1,404,848

Entertainment 0.1%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26		193	186,522
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A	5.250	10/15/25		90	91,272
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.500	02/15/25		650	725,634
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25		250	270,993

					1,274,421

Environmental Control 0.0%

Madison IAQ LLC,
Sr. Unsec’d. Notes, 144A	5.875	06/30/29		75	75,832

Foods 0.3%

B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27		325	339,206
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	700	926,674
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	500	658,712

See Notes to Financial Statements.

PGIM Balanced Fund      57

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.500%	01/15/30		500	$556,297
Kraft Heinz Foods Co.,
Gtd. Notes	4.875	10/01/49		450	547,962

					3,028,851

Forest Products & Paper 0.0%

Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes	4.500	08/01/24		310	335,016

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		825	932,386
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	4.100	09/01/47		200	230,746
NiSource, Inc.,
Sr. Unsec’d. Notes	3.490	05/15/27		548	600,398
Sr. Unsec’d. Notes	4.800	02/15/44		40	49,897
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29		740	804,373

					2,617,800

Healthcare-Products 0.1%

Abbott Laboratories,
Sr. Unsec’d. Notes	4.900	11/30/46		130	175,982
DH Europe Finance II Sarl,
Gtd. Notes	1.350	09/18/39	EUR	385	448,972
Medtronic Global Holdings SCA,
Gtd. Notes	2.250	03/07/39	EUR	100	134,492
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		100	100,000
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		75	75,000

					934,446

Healthcare-Services 0.7%

Allina Health System,
Unsec’d. Notes, Series 2019	3.887	04/15/49		115	133,611

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Anthem, Inc.,
Sr. Unsec’d. Notes	4.625%	05/15/42		45	$55,154
Sr. Unsec’d. Notes	4.650	01/15/43		30	36,901
Ascension Health,
Sr. Unsec’d. Notes	3.945	11/15/46		795	963,747
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A	2.375	03/01/28	EUR	800	938,215
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017	3.920	06/01/47		95	113,025
HCA, Inc.,
Gtd. Notes	3.500	09/01/30		100	105,933
Gtd. Notes	5.375	02/01/25		130	145,247
Gtd. Notes, MTN	7.750	07/15/36		400	567,184
Sr. Sec’d. Notes	3.500	07/15/51		550	545,601
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A	2.200	06/01/30		360	359,909
IHC Health Services, Inc.,
Sec’d. Notes	4.131	05/15/48		480	598,577
Kaiser Foundation Hospitals,
Gtd. Notes	4.150	05/01/47		140	170,832
Unsec’d. Notes, Series 2021	2.810	06/01/41		495	502,665
MEDNAX, Inc.,
Gtd. Notes, 144A	6.250	01/15/27		400	420,689
MidMichigan Health,
Sec’d. Notes, Series 2020	3.409	06/01/50		155	167,227
MultiCare Health System,
Unsec’d. Notes	2.803	08/15/50		280	277,092
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29		190	197,780
Unsec’d. Notes, Series H	2.746	10/01/26		50	53,039
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28		250	262,349
Sr. Sec’d. Notes	4.625	07/15/24		196	199,206
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.500	02/15/24		355	379,307

					7,193,290

See Notes to Financial Statements.

PGIM Balanced Fund      59

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders 0.2%

Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875%	02/15/30	600	$612,287
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	675	690,576
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	500	556,696
Gtd. Notes, 144A	5.875	06/15/27	90	102,640
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	80	86,125

				2,048,324

Insurance 0.2%

Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950	05/15/60	115	127,545
Gtd. Notes, 144A	3.951	10/15/50	180	201,039
Gtd. Notes, 144A	4.569	02/01/29	350	406,825
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300	10/09/37	110	155,039
Markel Corp.,
Sr. Unsec’d. Notes	5.000	03/30/43	25	30,254
Sr. Unsec’d. Notes	5.000	04/05/46	325	418,158
New York Life Insurance Co.,
Sub. Notes, 144A	6.750	11/15/39	110	165,079
Principal Financial Group, Inc.,
Gtd. Notes	4.625	09/15/42	15	18,678
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.270	05/15/47	240	290,386
Sub. Notes, 144A	6.850	12/16/39	22	32,870

				1,845,873

Lodging 0.1%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	375	369,641
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/22	130	132,253
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	561	599,476

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

MGM Resorts International,
Gtd. Notes	6.750%	05/01/25	350	$369,703

				1,471,073

Machinery-Diversified 0.1%

Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	4.950	09/15/28	89	102,426
Xylem, Inc.,
Sr. Unsec’d. Notes	1.950	01/30/28	975	979,027
Sr. Unsec’d. Notes	4.875	10/01/21	160	160,000

				1,241,453

Media 0.5%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	350	356,007
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	900	972,483
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.900	06/01/52	290	288,237
Sr. Sec’d. Notes	5.375	05/01/47	120	143,741
Sr. Sec’d. Notes	6.384	10/23/35	110	144,479
Sr. Sec’d. Notes	6.484	10/23/45	172	233,462
Comcast Corp.,
Gtd. Notes	3.969	11/01/47	19	21,661
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	255	270,067
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	310	288,135
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	300	284,381
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A	5.375	08/15/26	550	364,360
Discovery Communications LLC,
Gtd. Notes	5.300	05/15/49	575	717,472
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	100	98,105
Gtd. Notes	7.375	07/01/28	100	106,054
Gtd. Notes	7.750	07/01/26	125	141,241
Time Warner Cable LLC,
Sr. Sec’d. Notes	5.500	09/01/41	140	171,888

See Notes to Financial Statements.

PGIM Balanced Fund      61

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

ViacomCBS, Inc.,
Sr. Unsec’d. Notes	4.375%	03/15/43	600	$687,163
Sr. Unsec’d. Notes	5.250	04/01/44	65	81,587

				5,370,523

Mining 0.1%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	280	383,285
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	7.500	07/27/35	95	136,002
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	6.250	07/15/41	730	975,046

				1,494,333

Miscellaneous Manufacturing 0.1%

Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	450	515,543

Multi-National 0.0%

Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.750	01/06/23	70	71,897
Sr. Unsec’d. Notes	3.250	02/11/22	65	65,651

				137,548

Oil & Gas 1.2%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	225	242,987
Antero Resources Corp.,
Gtd. Notes, 144A	8.375	07/15/26	66	74,757
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	79	108,230
Sr. Unsec’d. Notes, 144A	8.250	12/31/28	125	136,380
BP Capital Markets America, Inc.,
Gtd. Notes	3.790	02/06/24	518	554,444
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	4.375(ff)	06/22/25(oo)	750	799,827
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.400	04/15/29	650	728,295

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Cenovus Energy, Inc. (Canada), (cont’d.)
Sr. Unsec’d. Notes	5.400%	06/15/47		318	$391,376
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26		125	130,954
Gtd. Notes, 144A	5.875	02/01/29		125	133,545
ConocoPhillips,
Gtd. Notes, 144A	3.750	10/01/27		2,000	2,230,895
ConocoPhillips Co.,
Sr. Unsec’d. Notes	6.950	04/15/29		150	200,964
Continental Resources, Inc.,
Gtd. Notes	4.500	04/15/23		151	156,348
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41		35	43,884
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	5.875	09/18/23		353	380,002
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		400	421,168
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.500	03/30/24		100	102,045
Sr. Sec’d. Notes, 144A	4.875	03/30/26		15	15,383
Sr. Sec’d. Notes, 144A	5.375	03/30/28		255	260,968
EOG Resources, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/35		120	136,108
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	4.650	03/15/25		240	267,289
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29		50	51,527
Sr. Unsec’d. Notes, 144A	6.000	02/01/31		50	51,573
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.125	02/01/27		200	210,056
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.450	09/15/36		200	251,761
Ovintiv, Inc.,
Gtd. Notes	6.500	08/15/34		340	458,872
Gtd. Notes	6.625	08/15/37		50	68,535
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.600	01/03/31		68	73,757
Gtd. Notes	6.625	01/16/34	GBP	230	357,795
Gtd. Notes	6.900	03/19/49		159	177,487
Gtd. Notes	7.375	01/17/27		45	54,182
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750	02/26/29	EUR	180	206,481

See Notes to Financial Statements.

PGIM Balanced Fund      63

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Petroleos Mexicanos (Mexico), (cont’d.)
Gtd. Notes	6.350%	02/12/48		136	$114,442
Gtd. Notes	6.490	01/23/27		73	77,170
Gtd. Notes	6.500	03/13/27		1,650	1,741,596
Gtd. Notes, EMTN	4.875	02/21/28	EUR	240	280,893
Gtd. Notes, MTN	6.750	09/21/47		231	201,604
Gtd. Notes, MTN	6.875	08/04/26		10	10,877
Qatar Petroleum (Qatar),
Sr. Unsec’d. Notes, 144A	3.125	07/12/41		210	210,181
Range Resources Corp.,
Gtd. Notes	9.250	02/01/26		625	681,496
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes, 144A	3.680	08/08/49		345	371,265

					13,167,399

Oil & Gas Services 0.0%

Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900	05/17/28		336	371,026

Packaging & Containers 0.1%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	1,250	1,504,189

Pharmaceuticals 0.8%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25		315	341,001
Sr. Unsec’d. Notes	4.250	11/21/49		1,285	1,521,417
Sr. Unsec’d. Notes	4.500	05/14/35		235	280,907
Sr. Unsec’d. Notes	4.550	03/15/35		430	514,274
Sr. Unsec’d. Notes	4.700	05/14/45		250	308,598
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	02/15/29		50	46,559
Gtd. Notes, 144A	5.250	02/15/31		425	391,021
Gtd. Notes, 144A	7.000	01/15/28		475	486,647
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.734	12/15/24		18	19,460
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125	06/15/39		70	83,618
Sr. Unsec’d. Notes	5.000	08/15/45		171	229,809

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Cigna Corp.,
Gtd. Notes	4.500%	02/25/26	967	$1,089,706
Sr. Unsec’d. Notes	3.400	03/15/50	120	123,996
Sr. Unsec’d. Notes	3.400	03/15/51	495	511,458
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300	03/25/28	359	409,361
Sr. Unsec’d. Notes	4.780	03/25/38	90	110,162
Sr. Unsec’d. Notes	5.125	07/20/45	487	627,288
Sr. Unsec’d. Notes	5.300	12/05/43	45	59,114
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes	3.025	07/09/40	250	253,134
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46	800	978,517
Viatris, Inc.,
Gtd. Notes, 144A	4.000	06/22/50	325	345,444

				8,731,491

Pipelines 0.8%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	350	361,749
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes, 144A	4.600	12/15/44	10	11,920
Energy Transfer LP,
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)	610	634,361
Sr. Unsec’d. Notes	4.950	06/15/28	210	241,197
Sr. Unsec’d. Notes	5.000	05/15/50	170	196,291
Sr. Unsec’d. Notes	5.300	04/15/47	500	584,343
Enterprise Products Operating LLC,
Gtd. Notes	3.200	02/15/52	275	265,882
Gtd. Notes	4.200	01/31/50	345	389,176
Gtd. Notes	4.850	03/15/44	185	222,561
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A	2.550	07/01/30	350	354,487
Kinder Morgan, Inc.,
Gtd. Notes	3.250	08/01/50	220	211,021
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	630	632,936
Sr. Unsec’d. Notes	4.500	04/15/38	175	195,703
Sr. Unsec’d. Notes	4.875	06/01/25	375	418,553
Sr. Unsec’d. Notes	5.200	03/01/47	20	24,278

See Notes to Financial Statements.

PGIM Balanced Fund      65

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

MPLX LP, (cont’d.)
Sr. Unsec’d. Notes	5.500%	02/15/49	90	$114,176
ONEOK Partners LP,
Gtd. Notes	6.200	09/15/43	205	268,518
ONEOK, Inc.,
Gtd. Notes	4.500	03/15/50	1,000	1,116,487
Gtd. Notes	4.950	07/13/47	50	58,633
Phillips 66 Partners LP,
Sr. Unsec’d. Notes	3.550	10/01/26	360	388,158
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	4.300	01/31/43	740	756,272
Spectra Energy Partners LP,
Gtd. Notes	3.375	10/15/26	165	178,772
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	275	281,629
Gtd. Notes, 144A	6.000	12/31/30	125	128,107
Gtd. Notes, 144A	7.500	10/01/25	150	162,266
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	30	30,916
Sr. Sec’d. Notes, 144A	4.125	08/15/31	30	31,352
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000	07/01/22	445	451,602
Sr. Unsec’d. Notes	5.300	03/01/48	20	23,051
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.850	03/01/48	20	24,445
Sr. Unsec’d. Notes	4.900	01/15/45	220	264,084
Sr. Unsec’d. Notes	5.400	03/04/44	175	220,916

				9,243,842

Real Estate 0.0%

Howard Hughes Corp. (The), Gtd. Notes, 144A	4.125	02/01/29	350	350,840

Real Estate Investment Trusts (REITs) 0.6%

Brandywine Operating Partnership LP,
Gtd. Notes	4.550	10/01/29	450	503,031
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	4.050	07/01/30	345	384,209
Diversified Healthcare Trust,
Sr. Unsec’d. Notes	4.750	02/15/28	400	403,858

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	5.375%	04/15/26		175	$199,149
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	2.875	01/15/31		315	328,421
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	0.993	10/15/26	EUR	200	232,327
Sun Communities Operating LP,
Gtd. Notes	2.700	07/15/31		675	681,580
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25		700	739,432
Ventas Realty LP,
Gtd. Notes	2.650	01/15/25		1,750	1,825,882
VEREIT Operating Partnership LP,
Gtd. Notes	3.400	01/15/28		800	864,478
Welltower, Inc.,
Sr. Unsec’d. Notes	4.250	04/01/26		160	178,905
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.250	04/01/33		545	520,091

					6,861,363

Retail 0.4%

AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31		185	175,523
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	4.200	05/15/28		1,055	1,193,229
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	6.250	10/30/25	EUR	1,200	1,421,296
Sr. Sec’d. Notes	6.250	03/30/26	GBP	200	278,565
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		170	174,296
Sec’d. Notes, 144A	8.750	04/30/25		350	378,248
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		500	521,390

					4,142,547

Semiconductors 0.3%

Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35		166	165,478

See Notes to Financial Statements.

PGIM Balanced Fund      67

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Semiconductors (cont’d.)

Broadcom, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	3.187%	11/15/36		975	$972,169
Sr. Unsec’d. Notes, 144A	3.419	04/15/33		1,750	1,813,565

					2,951,212

Software 0.0%

Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50		48	46,352
Sr. Unsec’d. Notes	2.675	06/01/60		295	286,627

					332,979

Telecommunications 0.8%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.550	12/01/33		274	269,606
Sr. Unsec’d. Notes	3.500	09/15/53		1,658	1,641,687
Sr. Unsec’d. Notes	3.550	09/15/55		115	113,383
Sr. Unsec’d. Notes	4.300	02/15/30		5	5,740
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes	9.625	12/15/30		50	76,527
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A	8.000	12/31/26		150	145,279
Sr. Sec’d. Notes, 144A	8.750	05/25/24		200	207,270
Sr. Sec’d. Notes, 144A	8.750	05/25/24		175	181,397
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23(d)		400	222,348
Gtd. Notes, 144A	8.500	10/15/24(d)		25	14,290
Gtd. Notes, 144A	9.750	07/15/25(d)		25	14,018
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27		900	947,447
Matterhorn Telecom SA (Luxembourg),
Sr. Sec’d. Notes	3.125	09/15/26	EUR	800	927,838
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32		300	448,422
T-Mobile USA, Inc.,
Gtd. Notes	2.625	02/15/29		275	277,774
Sr. Sec’d. Notes	2.550	02/15/31		1,500	1,506,259
Sr. Sec’d. Notes	4.500	04/15/50		300	350,405
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	3.400	03/22/41		480	500,881

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Verizon Communications, Inc., (cont’d.)
Sr. Unsec’d. Notes	4.500%	08/10/33	185	$220,284
Sr. Unsec’d. Notes	4.862	08/21/46	451	574,231

				8,645,086

Transportation 0.1%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	6.700	08/01/28	135	174,527
CSX Corp.,
Sr. Unsec’d. Notes	6.150	05/01/37	170	237,438
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	2.903	02/15/23	97	99,710
Sr. Unsec’d. Notes	5.590	05/17/25	20	23,044

				534,719

TOTAL CORPORATE BONDS (cost $163,215,045)				171,424,282

MUNICIPAL BONDS 0.4%

Alabama 0.0%

Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B	4.263	09/15/32	35	39,738

California 0.1%

Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	220	353,762
Taxable, Revenue Bonds	2.574	04/01/31	415	436,236
State of California,
General Obligation Unlimited, BABs	7.300	10/01/39	210	332,100
General Obligation Unlimited, Taxable, BABs	7.500	04/01/34	15	23,169

				1,145,267

Illinois 0.1%

Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B	6.395	01/01/40	160	239,729
State of Illinois,
General Obligation Unlimited, Series A	5.000	10/01/22	35	36,603

See Notes to Financial Statements.

PGIM Balanced Fund      69

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)

State of Illinois, (cont’d.)
General Obligation Unlimited, Series D	5.000%	11/01/22	710	$745,273
General Obligation Unlimited, Taxable, Pension	5.100	06/01/33	100	116,589

				1,138,194

Michigan 0.1%

University of Michigan,
Taxable, Revenue Bonds, Series B	2.437	04/01/40	550	557,705

New Jersey 0.1%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	165	269,720

New York 0.0%

New York City Transitional Finance Authority Future
Tax Secured Revenue,
Taxable, Revenue Bonds, BABs	5.767	08/01/36	190	241,927

Ohio 0.0%

Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	65	87,327
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2	4.879	12/01/34	45	52,796

				140,123

Oregon 0.0%

State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A	5.834	11/15/34	70	96,348

Pennsylvania 0.0%

Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B	5.511	12/01/45	80	112,927

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Virginia 0.0%

University of Virginia,
Taxable, Revenue Bonds, Series C	4.179%	09/01/2117	80	$103,194

TOTAL MUNICIPAL BONDS (cost $3,187,699)				3,845,143

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.9%

Alternative Loan Trust,
Series 2004-18CB, Class 3A1	5.250	09/25/35	2	1,637
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1	2.497(cc)	02/25/35	10	9,956
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.686(c)	04/25/28	80	79,577
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.936(c)	10/25/28	93	93,046
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.186(c)	07/25/29	101	100,968
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.686(c)	07/25/29	300	300,866
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.486(c)	10/25/29	99	99,222
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.086(c)	10/25/29	300	300,095
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)	2.686(c)	06/25/30	81	81,334
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	3.686(c)	06/25/30	150	151,616
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	1.800(c)	03/25/31	380	381,417
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	3.000(c)	03/25/31	150	156,346
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%^	2.050(c)	09/12/26	1,500	1,500,000
Central Park Funding Trust,
Series 2021-02, Class PT, 144A, 1 Month LIBOR + 3.000%	3.085(c)	10/27/22	997	996,931
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5	2.368(cc)	02/25/37	23	22,979

See Notes to Financial Statements.

PGIM Balanced Fund      71

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	2.236%(c)	09/25/31	92	$92,529
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.186(c)	10/25/39	97	97,061
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A	3.850(cc)	09/25/57	275	289,579
Series 2020-RPL06, Class A1, 144A	2.688(cc)	03/25/59	446	451,277
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.786(c)	11/25/28	69	68,894
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.086(c)	10/25/30	89	89,111
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.586(c)	10/25/30	150	151,513
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	2.200(c)	10/25/33	180	181,853
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	2.750(c)	10/25/33	280	287,047
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.486(c)	05/25/30	130	132,236
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.236(c)	10/25/30	72	73,016
Fannie Mae REMICS,
Series 2014-11, Class VB	4.500	04/25/42	500	557,176
Series 2018-78, Class A	3.500	07/25/43	129	131,025
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.836(c)	03/25/30	82	81,700
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	4.050(c)	11/25/50	250	262,657
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	2.650(c)	11/25/50	1,205	1,222,038
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	3.450(c)	08/25/33	1,120	1,160,731
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.936(c)	02/25/50	319	321,448

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.086%(c)	06/25/50	67	$67,109
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.086(c)	08/25/50	450	478,263
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)	3.836(c)	08/25/50	110	110,867
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	4.850(c)	10/25/50	190	202,876
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.686(c)	07/25/50	277	279,897
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	3.550(c)	10/25/33	275	288,068
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	3.100(c)	01/25/34	180	183,835
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	1.700(c)	01/25/34	110	110,899
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	3.200(c)	12/25/33	100	101,375
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	3.400(c)	09/25/41	170	170,236
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	2.150(c)	09/25/41	300	300,283
FHLMC Structured Agency Credit Risk Trust, Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.836(c)	09/25/48	1	591
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228	11/26/49	830	833,248
Home Re Ltd. (Bermuda),
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	1.650(c)	01/25/34	150	150,089
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	2.850(c)	01/25/34	235	235,588
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1	2.306(cc)	07/25/35	10	9,808

See Notes to Financial Statements.

PGIM Balanced Fund      73

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Jupiter Mortgage No. 1 PLC (United Kingdom),
Series 1A, Class B, 144A, 3 Month SONIA + 1.400% (Cap N/A, Floor 0.000%)	1.450%(c)	07/20/60	GBP	300	$407,875
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A	3.000	06/25/59		77	77,091
Series 2019-PR01, Class A1, 144A	3.858	09/25/59		298	300,823
Series 2020-GS01, Class A1, 144A	2.882	10/25/59		338	339,763
Series 2020-SL01, Class A, 144A	2.734	01/25/60		254	256,294
Series 2021-GS01, Class A1, 144A	1.892	10/25/66		158	158,377
Series 2021-SL01, Class A, 144A	1.991(cc)	09/25/60		484	483,813
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.836(c)	01/25/48		109	109,552
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.486(c)	07/25/29		12	11,597
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)	0.736(c)	06/25/57		93	92,806
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	3.902(c)	12/25/22		998	1,001,902
Radnor Re Ltd. (Bermuda),
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.536(c)	01/25/30		200	200,388
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.086(c)	10/25/30		20	19,655
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)	4.686(c)	10/25/30		185	186,043
Residential Mortgage Securities PLC (United Kingdom),
Series 32A, Class A, 144A, 3 Month SONIA + 1.250% (Cap N/A, Floor 0.000%)	1.300(c)	06/20/70	GBP	505	687,420
Retiro Mortgage Securities DAC (Ireland),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	1.453(c)	07/30/75	EUR	611	705,595
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA	3.500	08/25/58		426	447,461
Station Place Securitization Trust,
Series 2021-04, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	0.983(c)	04/11/22		1,400	1,398,680
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)	0.883(c)	06/20/22		990	991,004

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3	2.440%(cc)	02/25/34		16	$16,152
ZH Trust,
Series 2021-01, Class A, 144A	2.253	02/18/27		130	130,185

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $21,244,963)					21,472,389

SOVEREIGN BONDS 1.0%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes	4.400	03/09/23		1,000	1,007,215
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A	3.125	10/11/27		485	526,153
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A	2.375	08/20/30		200	198,586
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes	1.375	09/23/50	EUR	200	223,059
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	7.375	09/18/37		100	122,949
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.875	02/01/28		200	214,995
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes, 144A	3.125	09/21/51		200	197,313
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	100	112,215
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	350	450,019
Sr. Unsec’d. Notes	3.500	01/11/28		370	401,989
Sr. Unsec’d. Notes, EMTN	2.150	07/18/24	EUR	315	383,753
Sr. Unsec’d. Notes, EMTN	4.750	01/08/26		200	227,230
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23		200	206,449
Sr. Unsec’d. Notes, 144A, MTN	2.625	04/20/22		400	405,108
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	6.700	01/26/36		200	266,226
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125	06/22/26		100	104,547
Province of Quebec (Canada),
Unsec’d. Notes, Series A, MTN	7.140	02/27/26		135	167,135

See Notes to Financial Statements.

PGIM Balanced Fund      75

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	3.875%	04/23/23		200	$210,404
Sr. Unsec’d. Notes, 144A	5.103	04/23/48		200	265,830
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	2.875	10/17/29		2,000	2,074,393
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	3.875	10/29/35	EUR	420	545,426
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	270	349,175
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21		205	205,257
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23		285	293,553
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		200	218,997
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A	2.500	06/08/22		200	202,971
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	8.994	02/01/24		300	330,045
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	400	428,942
Sr. Unsec’d. Notes, 144A	7.750	09/01/22		640	665,709
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975	04/20/55		210	263,335
Sr. Unsec’d. Notes	5.100	06/18/50		65	82,811

TOTAL SOVEREIGN BONDS (cost $10,969,770)					11,351,789

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.8%
Federal Home Loan Bank(k)	5.500	07/15/36		135	196,841
Federal Home Loan Mortgage Corp.	4.500	10/01/39		90	100,407
Federal Home Loan Mortgage Corp.	5.000	04/01/34		9	9,778
Federal Home Loan Mortgage Corp.	5.000	05/01/34		17	19,680
Federal Home Loan Mortgage Corp.	5.000	10/01/35		24	27,458
Federal Home Loan Mortgage Corp.	5.000	11/01/41		212	241,616
Federal Home Loan Mortgage Corp.	5.500	12/01/33		16	18,010
Federal Home Loan Mortgage Corp.	5.500	05/01/34		3	3,702
Federal Home Loan Mortgage Corp.	5.500	07/01/34		41	46,922
Federal Home Loan Mortgage Corp.	5.500	05/01/37		6	7,361
Federal Home Loan Mortgage Corp.	5.500	10/01/37		13	14,737
Federal Home Loan Mortgage Corp.	6.000	01/01/34		25	27,588
Federal Home Loan Mortgage Corp.	7.000	10/01/31		1	689
Federal Home Loan Mortgage Corp.	7.000	05/01/32		11	11,995
Federal National Mortgage Assoc.	2.000	TBA		3,000	3,002,695

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.500%	09/01/39	72		$80,172
Federal National Mortgage Assoc.	4.500	08/01/40	57		63,170
Federal National Mortgage Assoc.	4.500	02/01/44	89		98,464
Federal National Mortgage Assoc.	4.500	08/01/44	182		202,261
Federal National Mortgage Assoc.	4.500	01/01/45	158		176,207
Federal National Mortgage Assoc.	5.000	07/01/35	19		21,493
Federal National Mortgage Assoc.	5.000	02/01/36	36		41,522
Federal National Mortgage Assoc.	5.500	06/01/33	7		8,284
Federal National Mortgage Assoc.	5.500	08/01/33	13		14,660
Federal National Mortgage Assoc.	5.500	09/01/33	17		19,635
Federal National Mortgage Assoc.	5.500	09/01/33	35		40,478
Federal National Mortgage Assoc.	5.500	01/01/34	16		17,909
Federal National Mortgage Assoc.	5.500	01/01/34	16		18,213
Federal National Mortgage Assoc.	5.500	07/01/34	27		31,457
Federal National Mortgage Assoc.	6.000	01/01/34	5		6,421
Federal National Mortgage Assoc.	6.000	01/01/34	73		83,956
Federal National Mortgage Assoc.	6.000	02/01/34	8		9,238
Federal National Mortgage Assoc.	6.000	10/01/34	1		1,608
Federal National Mortgage Assoc.	6.000	10/01/34	5		5,306
Federal National Mortgage Assoc.	6.000	11/01/34	10		11,334
Federal National Mortgage Assoc.	6.000	11/01/34	16		18,124
Federal National Mortgage Assoc.	6.000	11/01/34	37		41,484
Federal National Mortgage Assoc.	6.000	01/01/35	55		62,373
Federal National Mortgage Assoc.	6.000	02/01/35	42		48,967
Federal National Mortgage Assoc.	6.000	08/01/36	10		11,526
Federal National Mortgage Assoc.	6.000	08/01/38	5		6,078
Federal National Mortgage Assoc.	6.250	05/15/29	45		60,580
Federal National Mortgage Assoc.	6.500	05/01/24	6		7,268
Federal National Mortgage Assoc.	6.500	07/01/29	6		6,806
Federal National Mortgage Assoc.	6.500	07/01/32	10		11,771
Federal National Mortgage Assoc.	6.500	04/01/33	7		8,492
Federal National Mortgage Assoc.	6.500	01/01/34	8		8,770
Federal National Mortgage Assoc.	6.500	01/01/34	10		11,551
Federal National Mortgage Assoc.	6.500	10/01/36	11		13,114
Federal National Mortgage Assoc.	6.500	09/01/37	46		53,987
Federal National Mortgage Assoc.	6.500	10/01/37	43		48,922
Federal National Mortgage Assoc.(k)	6.625	11/15/30	145		206,785
Federal National Mortgage Assoc.	7.000	06/01/32	10		11,440
Federal National Mortgage Assoc.(k)	7.125	01/15/30	452		649,688
Federal National Mortgage Assoc.	7.500	09/01/30	1		748
Federal National Mortgage Assoc.	8.000	12/01/23	—(r	)	151
Federal National Mortgage Assoc.	8.500	02/01/28	1		1,342
Government National Mortgage Assoc.	3.000	09/20/43	130		138,167
Government National Mortgage Assoc.	3.000	01/20/44	40		41,923

See Notes to Financial Statements.

PGIM Balanced Fund      77

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.000%	03/15/45	100		$105,587
Government National Mortgage Assoc.	3.000	05/20/45	137		144,480
Government National Mortgage Assoc.	3.000	08/20/45	242		254,977
Government National Mortgage Assoc.	3.000	06/20/46	277		291,334
Government National Mortgage Assoc.(k)	3.000	12/20/46	458		482,861
Government National Mortgage Assoc.	3.000	01/20/47	420		442,426
Government National Mortgage Assoc.	3.000	03/20/47	151		159,414
Government National Mortgage Assoc.	3.000	12/20/48	798		838,568
Government National Mortgage Assoc.	5.000	10/20/37	10		11,337
Government National Mortgage Assoc.	5.000	04/20/45	66		75,589
Government National Mortgage Assoc.	5.500	07/15/33	17		18,762
Government National Mortgage Assoc.	5.500	12/15/33	6		6,237
Government National Mortgage Assoc.	5.500	09/15/34	92		102,944
Government National Mortgage Assoc.	5.500	01/15/36	43		49,679
Government National Mortgage Assoc.	5.500	02/15/36	69		77,068
Government National Mortgage Assoc.	6.500	09/15/23	1		1,214
Government National Mortgage Assoc.	6.500	10/15/23	1		1,075
Government National Mortgage Assoc.	6.500	12/15/23	—(r	)	525
Government National Mortgage Assoc.	6.500	12/15/23	2		1,808
Government National Mortgage Assoc.	6.500	12/15/23	2		2,279
Government National Mortgage Assoc.	6.500	04/15/24	14		15,548
Government National Mortgage Assoc.	6.500	07/15/32	2		1,889
Government National Mortgage Assoc.	6.500	08/15/32	—(r	)	234
Government National Mortgage Assoc.	6.500	08/15/32	1		715
Government National Mortgage Assoc.	6.500	08/15/32	1		1,621
Government National Mortgage Assoc.	6.500	08/15/32	8		8,954
Government National Mortgage Assoc.	7.000	06/15/24	3		3,486
Government National Mortgage Assoc.	7.000	05/15/31	4		4,739
Government National Mortgage Assoc.	7.500	04/15/29	1		537
Government National Mortgage Assoc.	8.000	08/15/22	—(r	)	243
Government National Mortgage Assoc.	8.000	12/15/22	—(r	)	244
Government National Mortgage Assoc.	8.000	12/15/22	—(r	)	469
Government National Mortgage Assoc.	8.000	06/15/25	12		13,009
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125	05/01/30	90		129,584

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $8,983,188)					9,400,760

U.S. TREASURY OBLIGATIONS 8.3%
U.S. Treasury Bonds(k)	1.375	11/15/40	135		121,310
U.S. Treasury Bonds(k)	2.250	05/15/41	18,315		19,050,462
U.S. Treasury Bonds	2.375	05/15/51	145		154,788
U.S. Treasury Bonds	2.500	02/15/46	7,210		7,799,192
U.S. Treasury Bonds	2.500	05/15/46	9,610		10,401,323
U.S. Treasury Bonds	2.875	05/15/43	1,380		1,583,550

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Bonds	3.375%	11/15/48	2,865	$3,651,084
U.S. Treasury Notes	0.125	06/30/23	1,810	1,806,960
U.S. Treasury Notes	0.125	12/15/23	80	79,638
U.S. Treasury Notes	0.250	10/31/25	55	53,745
U.S. Treasury Notes	0.375	11/30/25	4,850	4,758,305
U.S. Treasury Notes	0.375	09/30/27	4,630	4,419,118
U.S. Treasury Notes	1.250	04/30/28	8,610	8,607,309
U.S. Treasury Notes	1.250	06/30/28	8,590	8,572,552
U.S. Treasury Notes	1.250	08/15/31	715	697,684
U.S. Treasury Notes	1.375	01/31/25	2,365	2,424,864
U.S. Treasury Notes	2.625	02/15/29	4,410	4,809,656
U.S. Treasury Notes	2.875	05/15/28	7,255	8,005,439
U.S. Treasury Strips Coupon	1.468(s)	11/15/41	210	135,524
U.S. Treasury Strips Coupon(k)	2.052(s)	11/15/43	6,350	3,891,607
U.S. Treasury Strips Coupon	2.374(s)	05/15/43	550	341,945
U.S. Treasury Strips Coupon	2.415(s)	11/15/40	500	332,051
U.S. Treasury Strips Coupon	2.450(s)	02/15/45	120	71,784
U.S. Treasury Strips Coupon	2.487(s)	11/15/30	194	167,280
U.S. Treasury Strips Coupon(k)	2.732(s)	08/15/30	321	278,405

TOTAL U.S. TREASURY OBLIGATIONS (cost $92,580,901)				92,215,575

TOTAL LONG-TERM INVESTMENTS (cost $920,386,433)				1,093,341,258

			Shares

SHORT-TERM INVESTMENTS 1.8%

AFFILIATED MUTUAL FUNDS 1.8%
PGIM Core Ultra Short Bond Fund(wa)			18,968,464	18,968,464
PGIM Institutional Money Market Fund (cost $623,023; includes $622,894 of cash collateral for securities on loan)(b)(wa)			623,883	623,509

TOTAL AFFILIATED MUTUAL FUNDS (cost $19,591,487)				19,591,973

See Notes to Financial Statements.

PGIM Balanced Fund      79

Schedule of Investments   (continued)

as of September 30, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) 0.0%
U.S. Treasury Bills (cost $324,978)	0.035%	12/09/21	325	$324,982

OPTIONS PURCHASED*~ 0.0% (cost $4,737)				2,137

TOTAL SHORT-TERM INVESTMENTS (cost $19,921,202)				19,919,092

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN (cost $940,307,635)				1,113,260,350

OPTIONS WRITTEN*~ (0.0)% (premiums received $14,237)				(14,341)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 100.1% (cost $940,293,398)				1,113,246,009
Liabilities in excess of other assets(z) (0.1)%				(878,200)

NET ASSETS 100.0%				$1,112,367,809

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

See Notes to Financial Statements.

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

Aces—Alternative Credit Enhancements Securities

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

DIP—Debtor-In-Possession

EAFE—Europe, Australasia, Far East

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GDR—Global Depositary Receipt

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSCI—Morgan Stanley Capital International

MTN—Medium Term Note

NSA—Non-Seasonally Adjusted

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRFC—Preference Shares

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

S&P—Standard & Poor’s

SDR—Sweden Depositary Receipt

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

See Notes to Financial Statements.

PGIM Balanced Fund      81

Schedule of Investments   (continued)

as of September 30, 2021

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,500,302 and 0.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $579,533; cash collateral of $622,894 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Series may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of September 30, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,283,494. The aggregate value of $1,298,327 is 0.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.36.V1, 06/20/26	Call	Barclays Bank PLC	10/20/21	0.38%	1.00%(Q)	CDX.NA.IG.36. V1(Q)	780	$—
CDX.NA.IG.36.V1, 06/20/26	Call	Goldman Sachs International	10/20/21	0.38%	1.00%(Q)	CDX.NA.IG.36. V1(Q)	780	—
CDX.NA.HY.37.V1, 12/20/26	Put	Barclays Bank PLC	10/20/21	$104.00	CDX.NA.HY.37. V1(Q)	5.00%(Q)	2,280	1,424
CDX.NA.IG.36.V1, 06/20/26	Put	Barclays Bank PLC	10/20/21	0.53%	CDX.NA.IG.36. V1(Q)	1.00%(Q)	780	413
CDX.NA.IG.36.V1, 06/20/26	Put	Goldman Sachs International	10/20/21	0.55%	CDX.NA.IG.36. V1(Q)	1.00%(Q)	780	300

Total Options Purchased (cost $4,737)								$2,137

See Notes to Financial Statements.

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.36.V1, 06/20/26	Call	Barclays Bank PLC	10/20/21	0.48%	CDX.NA.IG.36. V1(Q)	1.00%(Q)	780	$(464)
CDX.NA.IG.36.V1, 06/20/26	Call	Goldman Sachs International	10/20/21	0.48%	CDX.NA.IG.36. V1(Q)	1.00%(Q)	780	(464)
CDX.NA.HY.37.V1, 12/20/26	Put	Barclays Bank PLC	11/17/21	$107.00	5.00%(Q)	CDX.NA.HY.37. V1(Q)	2,280	(12,597)
CDX.NA.IG.36.V1, 06/20/26	Put	Barclays Bank Put PLC	10/20/21	0.70%	1.00%(Q)	CDX.NA.IG.36. V1(Q)	780	(84)
CDX.NA.IG.36.V1, 06/20/26	Put	Goldman Sachs International	10/20/21	0.75%	1.00%(Q)	CDX.NA.IG.36. V1(Q)	780	(66)
GS_21-PJA^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	4,500	(666)

Total Options Written (premiums received $14,237)								$(14,341)

Futures contracts outstanding at September 30, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
554	5 Year U.S. Treasury Notes	Dec. 2021	$67,999,173	$(410,994)
52	20 Year U.S. Treasury Bonds	Dec. 2021	8,279,375	(159,013)
34	30 Year U.S. Ultra Treasury Bonds	Dec. 2021	6,496,125	(190,910)
13	Mini MSCI Emerging Markets Index	Dec. 2021	809,640	(32,615)
11	S&P 500 E-Mini Index	Dec. 2021	2,363,762	(83,060)

				(876,592)

Short Positions:
690	2 Year U.S. Treasury Notes	Dec. 2021	151,837,735	96,565
35	5 Year Euro-Bobl	Dec. 2021	5,470,366	34,894
27	10 Year Euro-Bund	Dec. 2021	5,311,197	90,733
240	10 Year U.S. Treasury Notes	Dec. 2021	31,586,251	280,996
66	10 Year U.S. Ultra Treasury Notes	Dec. 2021	9,586,500	188,631
15	Euro Schatz Index	Dec. 2021	1,949,590	1,713

				693,532

				$(183,060)

See Notes to Financial Statements.

PGIM Balanced Fund      83

Schedule of Investments   (continued)

as of September 30, 2021

Forward foreign currency exchange contracts outstanding at September 30, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 10/04/21	BNP Paribas S.A.	BRL	426	$80,000	$78,222	$—	$(1,778)
Expiring 10/04/21	Citibank, N.A.	BRL	287	55,000	52,696	—	(2,304)
Expiring 10/04/21	Credit Suisse International	BRL	4,622	874,914	848,019	—	(26,895)
Expiring 10/04/21	Credit Suisse International	BRL	427	81,000	78,302	—	(2,698)
Expiring 10/04/21	The Toronto- Dominion Bank	BRL	567	110,000	104,107	—	(5,893)
Expiring 11/03/21	Credit Suisse International	BRL	6,329	1,188,719	1,156,136	—	(32,583)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	462	85,000	84,370	—	(630)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	298	56,000	54,349	—	(1,651)
Chilean Peso,
Expiring 12/15/21	BNP Paribas S.A.	CLP	111,929	137,000	137,086	86	—
Expiring 12/15/21	Citibank, N.A.	CLP	79,608	100,000	97,500	—	(2,500)
Expiring 12/15/21	Citibank, N.A.	CLP	60,115	75,000	73,626	—	(1,374)
Expiring 12/15/21	UBS AG	CLP	231,368	289,000	283,370	—	(5,630)
Chinese Renminbi,
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	10,238	1,568,567	1,581,571	13,004	—
Czech Koruna,
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	CZK	3,587	164,997	163,875	—	(1,122)
Expiring 10/19/21	Morgan Stanley & Co. International PLC	CZK	6,035	277,716	275,705	—	(2,011)
Expiring 10/19/21	UBS AG	CZK	2,968	136,000	135,566	—	(434)
Euro,
Expiring 10/19/21	Citibank, N.A.	EUR	69	82,000	80,415	—	(1,585)
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	EUR	101	119,000	116,624	—	(2,376)
Hungarian Forint,
Expiring 10/19/21	Barclays Bank PLC	HUF	41,161	135,000	132,573	—	(2,427)
Indian Rupee,
Expiring 12/15/21	Citibank, N.A.	INR	23,482	318,040	313,615	—	(4,425)
Expiring 12/15/21	Citibank, N.A.	INR	12,390	168,000	165,478	—	(2,522)
Expiring 12/15/21	HSBC Bank PLC	INR	11,950	162,000	159,598	—	(2,402)
Expiring 12/15/21	HSBC Bank PLC	INR	11,288	153,000	150,758	—	(2,242)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	9,362	126,000	125,042	—	(958)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	9,294	125,000	124,125	—	(875)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	16,485	220,000	220,175	175	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	10,356	$138,000	$138,310	$310	$—
Expiring 12/15/21	UBS AG	INR	17,647	237,000	235,687	—	(1,313)
Indonesian Rupiah,
Expiring 12/15/21	Citibank, N.A.	IDR	6,551,102	448,829	453,510	4,681	—
Expiring 12/15/21	Goldman Sachs International	IDR	2,278,992	158,000	157,767	—	(233)
Expiring 12/15/21	HSBC Bank PLC	IDR	2,767,776	192,000	191,603	—	(397)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	1,636,698	114,000	113,303	—	(697)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	2,343,370	163,000	162,223	—	(777)
Israeli Shekel,
Expiring 12/15/21	Barclays Bank PLC	ILS	442	138,000	137,162	—	(838)
Japanese Yen,
Expiring 10/19/21	Barclays Bank PLC	JPY	26,877	244,083	241,524	—	(2,559)
Expiring 10/19/21	BNP Paribas S.A.	JPY	27,644	252,000	248,413	—	(3,587)
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	JPY	8,562	78,000	76,937	—	(1,063)
Mexican Peso,
Expiring 12/15/21	BNP Paribas S.A.	MXN	1,729	86,000	82,836	—	(3,164)
Expiring 12/15/21	Goldman Sachs
	International	MXN	10,332	510,640	495,074	—	(15,566)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	1,573	78,000	75,363	—	(2,637)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	MXN	10,332	510,368	495,074	—	(15,294)
New Taiwanese Dollar,
Expiring 12/15/21	Standard Chartered Bank	TWD	5,970	215,969	215,504	—	(465)
Expiring 12/15/21	UBS AG	TWD	4,236	154,000	152,907	—	(1,093)
New Zealand Dollar,
Expiring 10/19/21	BNP Paribas S.A.	NZD	364	249,000	251,313	2,313	—
Peruvian Nuevo Sol,
Expiring 12/15/21	Goldman Sachs International	PEN	449	109,000	108,262	—	(738)
Philippine Peso,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	20,631	409,146	400,195	—	(8,951)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	PHP	6,946	135,000	134,731	—	(269)
Polish Zloty,
Expiring 10/19/21	Barclays Bank PLC	PLN	1,096	285,736	275,560	—	(10,176)

See Notes to Financial Statements.

PGIM Balanced Fund      85

Schedule of Investments   (continued)

as of September 30, 2021

Forward foreign currency exchange contracts outstanding at September 30, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 10/19/21	Goldman Sachs International	PLN	316	$82,000	$79,451	$—	$(2,549)
Expiring 10/19/21	HSBC Bank PLC	PLN	1,370	356,323	344,512	—	(11,811)
Russian Ruble,
Expiring 12/15/21	Barclays Bank PLC	RUB	48,272	648,167	654,221	6,054	—
Expiring 12/15/21	Credit Suisse International	RUB	8,510	115,000	115,338	338	—
Expiring 12/15/21	Goldman Sachs International	RUB	48,272	651,394	654,221	2,827	—
Singapore Dollar,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	226	168,000	166,108	—	(1,892)
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	1,511	101,000	99,297	—	(1,703)
Expiring 12/15/21	Goldman Sachs International	ZAR	1,971	135,000	129,536	—	(5,464)
Expiring 12/15/21	Goldman Sachs
	International	ZAR	827	56,000	54,360	—	(1,640)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	1,867	126,000	122,712	—	(3,288)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	1,515	101,000	99,553	—	(1,447)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	1,142	75,000	75,057	57	—
South Korean Won,
Expiring 12/15/21	HSBC Bank PLC	KRW	160,653	136,000	135,505	—	(495)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	KRW	1,058,131	903,505	892,500	—	(11,005)
Expiring 12/15/21	Standard Chartered Bank	KRW	257,374	220,000	217,086	—	(2,914)
Thai Baht,
Expiring 12/15/21	HSBC Bank PLC	THB	4,710	143,000	139,134	—	(3,866)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	6,716	204,000	198,424	—	(5,576)

				$16,014,113	$15,813,176	29,845	(230,782)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	AUD	173	$125,000	$124,754	$246	$—
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	AUD	172	124,000	124,439	—	(439)
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	AUD	109	80,492	78,808	1,684	—
Brazilian Real,
Expiring 10/04/21	Credit Suisse International	BRL	6,329	1,194,222	1,161,346	32,876	—
British Pound,
Expiring 10/19/21	Citibank, N.A.	GBP	3,009	4,169,049	4,053,812	115,237	—
Canadian Dollar,
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	CAD	474	378,947	374,604	4,343	—
Chilean Peso,
Expiring 12/15/21	BNP Paribas S.A.	CLP	199,979	255,600	244,926	10,674	—
Chinese Renminbi,
Expiring 11/18/21	Citibank, N.A.	CNH	1,569	241,000	242,400	—	(1,400)
Expiring 11/18/21	Citibank, N.A.	CNH	541	83,000	83,569	—	(569)
Expiring 11/18/21	HSBC Bank PLC	CNH	1,431	221,000	221,101	—	(101)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,612	247,000	249,100	—	(2,100)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,084	167,000	167,402	—	(402)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,051	162,000	162,428	—	(428)
Expiring 11/18/21	Morgan Stanley & Co. International PLC	CNH	1,086	166,000	167,761	—	(1,761)
Colombian Peso,
Expiring 12/15/21	BNP Paribas S.A.	COP	316,282	82,000	82,634	—	(634)
Expiring 12/15/21	Citibank, N.A.	COP	523,992	136,000	136,901	—	(901)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	COP	1,135,869	300,642	296,765	3,877	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	440,735	114,000	115,149	—	(1,149)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	316,124	82,000	82,593	—	(593)
Expiring 12/15/21	UBS AG	COP	517,133	134,000	135,110	—	(1,110)
Expiring 12/15/21	UBS AG	COP	410,559	107,000	107,265	—	(265)
Czech Koruna,
Expiring 10/19/21	Bank of America, N.A.	CZK	3,584	167,000	163,711	3,289	—
Expiring 10/19/21	BNP Paribas S.A.	CZK	2,270	106,000	103,718	2,282	—
Expiring 10/19/21	Citibank, N.A.	CZK	2,720	126,000	124,265	1,735	—

See Notes to Financial Statements.

PGIM Balanced Fund      87

Schedule of Investments   (continued)

as of September 30, 2021

Forward foreign currency exchange contracts outstanding at September 30, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna (cont’d.),
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	CZK	3,600	$165,000	$164,440	$560	$—
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	CZK	2,951	135,000	134,812	188	—
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	CZK	2,579	119,000	117,827	1,173	—
Euro,
Expiring 10/19/21	BNP Paribas S.A.	EUR	7,717	9,152,239	8,942,320	209,919	—
Expiring 10/19/21	Goldman Sachs International	EUR	106	125,000	122,882	2,118	—
Expiring 10/19/21	HSBC Bank PLC	EUR	5,266	6,262,245	6,101,961	160,284	—
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	EUR	104	122,000	119,999	2,001	—
Hungarian Forint,
Expiring 10/19/21	Bank of America, N.A.	HUF	24,967	83,000	80,414	2,586	—
Expiring 10/19/21	Barclays Bank PLC	HUF	159,598	531,344	514,046	17,298	—
Expiring 10/19/21	Barclays Bank PLC	HUF	52,034	175,000	167,595	7,405	—
Expiring 10/19/21	Barclays Bank PLC	HUF	24,234	81,000	78,055	2,945	—
Expiring 10/19/21	Barclays Bank PLC	HUF	22,668	75,000	73,009	1,991	—
Expiring 10/19/21	Goldman Sachs International	HUF	41,643	138,000	134,126	3,874	—
Expiring 10/19/21	Goldman Sachs International	HUF	24,632	83,000	79,336	3,664	—
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	HUF	32,680	109,000	105,256	3,744	—
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	HUF	23,888	80,000	76,940	3,060	—
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	HUF	21,459	73,000	69,116	3,884	—
Indian Rupee,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	9,277	124,000	123,899	101	—
Indonesian Rupiah,
Expiring 12/15/21	Standard Chartered Bank	IDR	1,810,746	126,000	125,352	648	—
Israeli Shekel,
Expiring 12/15/21	Bank of America, N.A.	ILS	434	135,000	134,796	204	—
Expiring 12/15/21	Goldman Sachs International	ILS	237	74,072	73,521	551	—
Japanese Yen,
Expiring 10/19/21	Barclays Bank PLC	JPY	37,530	340,102	337,254	2,848	—
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	JPY	27,376	248,000	246,012	1,988	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	2,552	$126,000	$122,280	$3,720	$—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	2,549	125,000	122,114	2,886	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	2,540	126,000	121,706	4,294	—
New Taiwanese Dollar,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	TWD	6,547	236,000	236,335	—	(335)
New Zealand Dollar,
Expiring 10/19/21	Morgan Stanley & Co. International PLC	NZD	218	151,220	150,481	739	—
Philippine Peso,
Expiring 12/15/21	Citibank, N.A.	PHP	8,398	167,000	162,909	4,091	—
Expiring 12/15/21	Goldman Sachs International	PHP	6,921	137,000	134,255	2,745	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	8,251	163,000	160,050	2,950	—
Polish Zloty,
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	PLN	527	136,000	132,463	3,537	—
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	PLN	491	127,000	123,441	3,559	—
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	PLN	325	82,000	81,829	171	—
Expiring 10/19/21	JPMorgan Chase Bank, N.A.	PLN	319	80,000	80,276	—	(276)
Expiring 10/19/21	Morgan Stanley & Co. International PLC	PLN	799	205,000	200,893	4,107	—
Russian Ruble,
Expiring 12/15/21	Bank of America, N.A.	RUB	5,672	77,000	76,866	134	—
Expiring 12/15/21	Citibank, N.A.	RUB	11,054	150,000	149,814	186	—
Expiring 12/15/21	Citibank, N.A.	RUB	10,483	142,000	142,071	—	(71)
Expiring 12/15/21	Citibank, N.A.	RUB	9,251	125,000	125,384	—	(384)
Expiring 12/15/21	Credit Suisse International	RUB	10,404	141,000	141,000	—	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	8,208	111,000	111,248	—	(248)
Singapore Dollar,
Expiring 12/15/21	Citibank, N.A.	SGD	232	172,000	171,130	870	—
Expiring 12/15/21	Goldman Sachs International	SGD	2,222	1,652,675	1,635,867	16,808	—

See Notes to Financial Statements.

PGIM Balanced Fund      89

Schedule of Investments   (continued)

as of September 30, 2021

Forward foreign currency exchange contracts outstanding at September 30, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	298	$220,000	$219,262	$738	$—
Expiring 12/15/21	UBS AG	SGD	200	149,000	147,623	1,377	—
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	11,274	772,058	740,776	31,282	—
Expiring 12/15/21	Citibank, N.A.	ZAR	6,853	474,000	450,292	23,708	—
Expiring 12/15/21	HSBC Bank PLC	ZAR	12,343	855,549	811,030	44,519	—
Swiss Franc,
Expiring 10/19/21	UBS AG	CHF	389	426,209	417,437	8,772	—
Thai Baht,
Expiring 12/15/21	HSBC Bank PLC	THB	28,633	881,318	845,903	35,415	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	7,339	223,000	216,812	6,188	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	4,550	136,000	134,422	1,578	—
Expiring 12/15/21	Standard Chartered Bank	THB	9,937	307,000	293,579	13,421	—
Expiring 12/15/21	Standard Chartered Bank	THB	8,207	251,000	242,471	8,529	—
Expiring 12/15/21	Standard Chartered Bank	THB	5,108	158,000	150,895	7,105	—
Turkish Lira,
Expiring 12/15/21	Morgan Stanley & Co. International PLC	TRY	2,453	280,841	265,061	15,780	—

				$37,090,824	$36,245,504	858,486	(13,166)

						$888,331	$(243,948)

Cross currency exchange contracts outstanding at September 30, 2021:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
10/19/21	Buy	CHF	188	EUR	174	$162	$—	Morgan Stanley & Co. International PLC
10/19/21	Buy	CHF	190	EUR	175	1,048	—	BNP Paribas S.A.
10/19/21	Buy	EUR	40	HUF	14,171	663	—	Citibank, N.A.
10/19/21	Buy	EUR	66	HUF	23,417	1,099	—	Citibank, N.A.
10/19/21	Buy	EUR	108	PLN	498	51	—	Barclays Bank PLC
10/19/21	Buy	HUF	28,766	EUR	80	—	(50)	Citibank, N.A.

						$3,023	$(50)

See Notes to Financial Statements.

Credit default swap agreements outstanding at September 30, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	10/14/21	0.250%(M)	4,500	*	$968	$(322)	$1,290	Goldman Sachs International

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
United Mexican States	12/20/24	1.000%(Q)	400	$(5,710)	$(3,067)	$(2,643)	Barclays Bank PLC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	1,000	0.362%	$1,739	$1,192	$547	Bank of America, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	400	2.723%	(21,251)	(13,457)	(7,794)	Barclays Bank PLC

					$(19,512)	$(12,265)	$(7,247)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at September 30, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	780	$(19,349)	$(18,865)	$484

The Series entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Series is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) receive from the seller of protection an amount equal to the notional

See Notes to Financial Statements.

PGIM Balanced Fund      91

Schedule of Investments   (continued)

as of September 30, 2021

amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Series is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Series could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Series is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Series is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at September 30, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
565	01/12/26	2.185%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(32,677)	$(32,677)
950	01/13/31	2.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(67,396)	(67,396)
905	04/07/31	2.469%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(37,849)	(37,849)

See Notes to Financial Statements.

Inflation swap agreements outstanding at September 30, 2021 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements (cont’d):
270	04/09/31	2.435%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(12,262)	$(12,262)
550	04/09/31	2.448%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(24,223)	(24,223)
550	04/13/31	2.445%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(24,288)	(24,288)
335	04/13/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(14,610)	(14,610)
340	04/14/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(14,781)	(14,781)
280	04/15/31	2.460%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(11,848)	(11,848)
535	04/15/31	2.465%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(22,345)	(22,345)

				$—	$(262,279)	$(262,279)

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at September 30, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
BRL	5,646	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	$—	$(100,138)	$(100,138)
BRL	6,198	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	—	(110,276)	(110,276)
BRL	9,569	01/02/25	6.359%(T)	1 Day BROIS(2)(T)	—	(169,489)	(169,489)
BRL	11,882	01/04/27	6.215%(T)	1 Day BROIS(2)(T)	—	(346,226)	(346,226)
BRL	2,360	01/04/27	6.845%(T)	1 Day BROIS(2)(T)	—	(66,122)	(66,122)
BRL	1,951	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(53,906)	(53,906)

See Notes to Financial Statements.

PGIM Balanced Fund      93

Schedule of Investments   (continued)

as of September 30, 2021

Interest rate swap agreements outstanding at September 30, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	3,500	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	$—	$(96,917)	$(96,917)
CLP	2,000,000	01/20/28	2.090%(S)	1 Day CLOIS(2)(S)	—	(412,652)	(412,652)
COP	1,141,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	(6,990)	(6,990)
COP	1,967,840	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	—	(11,316)	(11,316)
COP	5,286,000	02/03/26	3.080%(Q)	1 Day COOIS(2)(Q)	—	(135,822)	(135,822)
COP	806,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	(18,063)	(18,063)
COP	564,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	(12,545)	(12,545)
COP	1,216,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	(27,385)	(27,385)
GBP	119	05/08/23	0.950%(A)	1 Day SONIA(1)(A)	(2,711)	(1,864)	847
GBP	928	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(34,697)	(20,007)	14,690
GBP	190	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	(8,272)	(6,864)	1,408
HUF	452,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	(167,895)	(167,895)
HUF	123,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	(39,402)	(39,402)
MXN	13,605	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)	(28)	(23,808)	(23,780)
MXN	16,700	01/12/28	5.020%(M)	28 Day Mexican Interbank Rate(2)(M)	(12)	(91,096)	(91,084)
MXN	2,050	01/03/31	5.550%(M)	28 Day Mexican Interbank Rate(2)(M)	(9)	(12,756)	(12,747)
MXN	6,570	01/13/31	5.460%(M)	28 Day Mexican Interbank Rate(2)(M)	(9)	(42,892)	(42,883)

See Notes to Financial Statements.

Interest rate swap agreements outstanding at September 30, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	23,200	01/15/31	5.450%(M)	28 Day Mexican Interbank Rate(2)(M)	$(30)	$(152,404)	$(152,374)
MXN	1,540	12/28/35	6.000%(M)	28 Day Mexican Interbank Rate(2)(M)	(10)	(11,907)	(11,897)
NZD	600	02/14/30	1.523%(S)	3 Month BBR(2)(Q)	—	(19,486)	(19,486)
NZD	340	01/19/31	1.090%(S)	3 Month BBR(2)(Q)	—	(21,981)	(21,981)
NZD	1,310	01/19/31	1.096%(S)	3 Month BBR(2)(Q)	568	(84,251)	(84,819)
NZD	460	01/26/31	1.098%(S)	3 Month BBR(2)(Q)	—	(29,649)	(29,649)
NZD	785	03/22/31	1.920%(S)	3 Month BBR(2)(Q)	—	(13,570)	(13,570)
PLN	950	01/19/31	1.200%(A)	6 Month WIBOR(2)(S)	499	(18,306)	(18,805)
PLN	4,840	01/21/31	1.170%(A)	6 Month WIBOR(2)(S)	(4,553)	(96,745)	(92,192)
PLN	2,420	03/16/31	1.760%(A)	6 Month WIBOR(2)(S)	1,770	(17,324)	(19,094)
PLN	1,790	08/02/31	1.650%(A)	6 Month WIBOR(2)(S)	(1,087)	(21,988)	(20,901)
ZAR	9,600	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(315)	14,048	14,363
ZAR	12,200	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(3,632)	16,920	20,552
ZAR	4,300	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	(15)	8,077	8,092
ZAR	6,300	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(49)	17,041	17,090
ZAR	4,200	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(36)	12,438	12,474
ZAR	10,000	03/18/30	10.650%(Q)	3 Month JIBAR(2)(Q)	—	40,541	40,541
ZAR	3,500	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	(13)	23,021	23,034
ZAR	8,300	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(146)	80,095	80,241

See Notes to Financial Statements.

PGIM Balanced Fund      95

Schedule of Investments   (continued)

as of September 30, 2021

Interest rate swap agreements outstanding at September 30, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	17,400	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	$(432)	$(11,339)	$(10,907)
ZAR	5,300	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	884	(5,000)	(5,884)
ZAR	5,200	01/15/31	6.765%(Q)	3 Month JIBAR(2)(Q)	(18,063)	(13,152)	4,911
ZAR	14,600	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	19,739	15,064	(4,675)

					$(50,659)	$(2,264,288)	$(2,213,629)

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$1,192	$(16,846)	$1,837	$(10,437)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$156,000	$2,337,978
Goldman Sachs & Co. LLC	—	199,989

Total	$156,000	$2,537,967

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

The following is a summary of the inputs used as of September 30, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$563,063,008	$124,945,322	$—
Exchange-Traded Fund	2,124,056	—	—
Preferred Stocks	1,823,109	467,881	—
Rights	—	14,148	—
Asset-Backed Securities
Automobiles	—	8,646,789	—
Collateralized Loan Obligations	—	13,467,823	—
Consumer Loans	—	4,117,755	—
Credit Cards	—	1,215,399	—
Equipment	—	520,976	—
Home Equity Loans	—	5,363	—
Manufactured Housing	—	94,020	—
Other	—	1,485,779	—
Residential Mortgage-Backed Securities	—	1,286,762	—
Student Loans	—	2,858,781	—
Bank Loans	—	972,097	—
Commercial Mortgage-Backed Securities	—	56,522,252	—
Corporate Bonds	—	171,424,282	—
Municipal Bonds	—	3,845,143	—
Residential Mortgage-Backed Securities	—	19,972,389	1,500,000
Sovereign Bonds	—	11,351,789	—
U.S. Government Agency Obligations	—	9,400,760	—
U.S. Treasury Obligations	—	92,215,575	—
Short-Term Investments
Affiliated Mutual Funds	19,591,973	—	—
U.S. Treasury Obligation	—	324,982	—
Options Purchased	—	2,137	—

Total	$586,602,146	$525,158,204	$1,500,000

Liabilities
Options Written	$—	$(13,675)	$(666)

Other Financial Instruments*
Assets
Futures Contracts	$693,532	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	888,331	—
OTC Cross Currency Exchange Contracts	—	3,023	—
Centrally Cleared Credit Default Swap Agreement	—	484	—
OTC Credit Default Swap Agreements	—	1,739	968
Centrally Cleared Interest Rate Swap Agreements	—	238,243	—

Total	$693,532	$1,131,820	$968

See Notes to Financial Statements.

PGIM Balanced Fund      97

Schedule of Investments   (continued)

as of September 30, 2021

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Futures Contracts	$(876,592)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(243,948)	—
OTC Cross Currency Exchange Contracts	—	(50)	—
OTC Credit Default Swap Agreements	—	(26,961)	—
Centrally Cleared Inflation Swap Agreements	—	(262,279)	—
Centrally Cleared Interest Rate Swap Agreements	—	(2,451,872)	—

Total	$(876,592)	$(2,985,110)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2021 were as follows (unaudited):

U.S. Treasury Obligations	8.3%
Banks	7.1
Commercial Mortgage-Backed Securities	5.1
Software	5.0
Semiconductors & Semiconductor Equipment	3.6
Interactive Media & Services	3.4
Technology Hardware, Storage & Peripherals	3.2
Pharmaceuticals	3.1
IT Services	2.6
Health Care Equipment & Supplies	2.4
Oil, Gas & Consumable Fuels	2.3
Residential Mortgage-Backed Securities	2.0
Insurance	1.9
Affiliated Mutual Funds (0.1% represents investments purchased with collateral from securities on loan)	1.8
Automobiles	1.8
Internet & Direct Marketing Retail	1.7
Capital Markets	1.6
Health Care Providers & Services	1.5
Media	1.4
Machinery	1.4
Aerospace & Defense	1.4
Collateralized Loan Obligations	1.2
Oil & Gas	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
Electric	1.2

Chemicals	1.2%
Biotechnology	1.2
Hotels, Restaurants & Leisure	1.1
Specialty Retail	1.1
Beverages	1.1
Diversified Telecommunication Services	1.1
Metals & Mining	1.1
Life Sciences Tools & Services	1.0
Sovereign Bonds	1.0
Food Products	1.0
Industrial Conglomerates	1.0
Telecommunications	0.9
U.S. Government Agency Obligations	0.8
Pipelines	0.8
Textiles, Apparel & Luxury Goods	0.8
Entertainment	0.7
Electrical Equipment	0.7
Consumer Finance	0.7
Electric Utilities	0.7
Healthcare-Services	0.7
Real Estate Investment Trusts (REITs)	0.6
Tobacco	0.6
Diversified Financial Services	0.5
Commercial Services	0.5
Food & Staples Retailing	0.5
Building Products	0.5
Trading Companies & Distributors	0.5

See Notes to Financial Statements.

Industry Classification (continued):

Electronic Equipment, Instruments & Components	0.4%
Auto Manufacturers	0.4
Retail	0.4
Consumer Loans	0.4
Distributors	0.4
Municipal Bonds	0.4
Auto Components	0.3
Leisure Products	0.3
Real Estate Management & Development	0.3
Energy Equipment & Services	0.3
Professional Services	0.3
Personal Products	0.3
Household Durables	0.3
Household Products	0.3
Communications Equipment	0.3
Foods	0.3
Semiconductors	0.3
Student Loans	0.3
Multiline Retail	0.3
Wireless Telecommunication Services	0.2
Independent Power & Renewable Electricity Producers	0.2
Gas	0.2
Marine	0.2
Road & Rail	0.2
Air Freight & Logistics	0.2
Exchange-Traded Fund	0.2
Home Builders	0.2
Multi-Utilities	0.2
Building Materials	0.2
Construction Materials	0.2
Packaging & Containers	0.1
Mining	0.1
Other	0.1
Airlines	0.1
Lodging	0.1
Agriculture	0.1

Engineering & Construction	0.1%
Electronics	0.1
Machinery-Diversified	0.1
Credit Cards	0.1
Auto Parts & Equipment	0.1
Healthcare-Products	0.1
Commercial Services & Supplies	0.1
Health Care Technology	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Construction & Engineering	0.1
Transportation	0.1
Miscellaneous Manufacturing	0.1
Equipment	0.0	*
Gas Utilities	0.0	*
Thrifts & Mortgage Finance	0.0	*
Water Utilities	0.0	*
Containers & Packaging	0.0	*
Distribution/Wholesale	0.0	*
Oil & Gas Services	0.0	*
Real Estate	0.0	*
Forest Products & Paper	0.0	*
Transportation Infrastructure	0.0	*
Paper & Forest Products	0.0	*
Multi-National	0.0	*
Manufactured Housing	0.0	*
Environmental Control	0.0	*
Home Equity Loans	0.0	*
Options Purchased	0.0	*

	100.1
Options Written	(0.0	)*
Liabilities in excess of other assets	(0.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

PGIM Balanced Fund      99

Schedule of Investments   (continued)

as of September 30, 2021

Fair values of derivative instruments as of September 30, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker- variation margin swaps	$484	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	1,192		Premiums received for OTC swap agreements Options written	16,846
Credit contracts	—	—		outstanding, at value	666
Credit contracts	Unrealized appreciation on OTC swap agreements	1,837		Unrealized depreciation on OTC swap agreements	10,437
Equity contracts	—	—		Due from/to broker-variation margin futures	115,675	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	3,023		Unrealized depreciation on OTC cross currency exchange contracts	50
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	888,331		Unrealized depreciation on OTC forward foreign currency exchange contracts	243,948
Interest rate contracts	Due from/to broker-variation margin futures	693,532	*	Due from/to broker-variation margin futures	760,917	*
Interest rate contracts	Due from/to broker-variation margin swaps	238,243	*	Due from/to broker-variation margin swaps	2,714,151	*
Interest rate contracts	Unaffiliated investments	2,137		Options written outstanding, at value	13,675

		$1,828,779			$3,876,365

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(27,126)	$24,744	$—	$—	$(79,934)
Equity contracts	—	—	602,129	—	—
Foreign exchange contracts	—	—	—	54,828	—
Interest rate contracts	231,070	—	(3,768,146)	—	232,205

Total	$203,944	$24,744	$(3,166,017)	$54,828	$152,271

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$(666)	$—	$—	$63,113
Equity contracts	—	—	(127,629)	—	—
Foreign exchange contracts	—	—	—	929,487	—
Interest rate contracts	(199,646)	562	425,698	—	(2,772,853)

Total	$(199,646)	$(104)	$298,069	$929,487	$(2,709,740)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Balanced Fund      101

Schedule of Investments   (continued)

as of September 30, 2021

For the year ended September 30, 2021, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)

$6,827	$5,804,000	$88,693,730	$191,791,009	$23,133,181

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)

$35,167,158	$1,149,550	$32,440,190	$4,298,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)

$3,375,622	$2,521,119	$2,415,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended September 30, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$579,533	$(579,533)	$—

See Notes to Financial Statements.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$7,952	$—	$7,952	$—	$7,952
Barclays Bank PLC	71,711	(57,809)	13,902	—	13,902
BNP Paribas S.A.	226,322	(9,163)	217,159	—	217,159
Citibank, N.A.	152,270	(18,085)	134,185	—	134,185
Credit Suisse International	33,214	(62,176)	(28,962)	—	(28,962)
Goldman Sachs International	34,177	(27,708)	6,469	—	6,469
HSBC Bank PLC	240,218	(21,314)	218,904	—	218,904
JPMorgan Chase Bank, N.A.	69,531	(37,143)	32,388	—	32,388
Morgan Stanley & Co. International PLC	21,273	(33,107)	(11,834)	—	(11,834)
Standard Chartered Bank	29,703	(3,379)	26,324	—	26,324
The Toronto-Dominion Bank	—	(5,893)	(5,893)	—	(5,893)
UBS AG	10,149	(9,845)	304	—	304

	$896,520	$(285,622)	$610,898	$—	$610,898

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions and the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Balanced Fund      103

Statement of Assets and Liabilities

as of September 30, 2021

Assets

Investments at value, including securities on loan of $579,533:
Unaffiliated investments (cost $920,716,148)	$1,093,668,377
Affiliated investments (cost $19,591,487)	19,591,973
Foreign currency, at value (cost $1,343,746)	1,338,490
Receivable for investments sold	7,749,024
Dividends and interest receivable	3,363,374
Receivable for Series shares sold	1,284,569
Unrealized appreciation on OTC forward foreign currency exchange contracts	888,331
Tax reclaim receivable	219,834
Deposit with broker for centrally cleared/exchange-traded derivatives	156,000
Unrealized appreciation on OTC cross currency exchange contracts	3,023
Unrealized appreciation on OTC swap agreements	1,837
Premiums paid for OTC swap agreements	1,192
Prepaid expenses and other assets	37,339

Total Assets	1,128,303,363

Liabilities

Payable for investments purchased	12,000,535
Payable for Series shares purchased	1,607,066
Payable to broker for collateral for securities on loan	622,894
Management fee payable	547,584
Distribution fee payable	271,627
Unrealized depreciation on OTC forward foreign currency exchange contracts	243,948
Accrued expenses and other liabilities	234,499
Payable to custodian	109,945
Foreign capital gains tax liability accrued	89,904
Affiliated transfer agent fee payable	89,829
Due to broker—variation margin futures	39,031
Due to broker—variation margin swaps	37,018
Premiums received for OTC swap agreements	16,846
Options written outstanding, at value (premiums received $14,237)	14,341
Unrealized depreciation on OTC swap agreements	10,437
Unrealized depreciation on OTC cross currency exchange contracts	50

Total Liabilities	15,935,554

Net Assets	$1,112,367,809

Net assets were comprised of:
Common stock, at par	$59,354
Paid-in capital in excess of par	840,867,995
Total distributable earnings (loss)	271,440,460

Net assets, September 30, 2021	$1,112,367,809

See Notes to Financial Statements.

Class A

Net asset value and redemption price per share, ($760,976,040 ÷ 40,703,411 shares of common stock issued and outstanding)	$18.70
Maximum sales charge (3.25% of offering price)	0.63

Maximum offering price to public	$19.33

Class C

Net asset value, offering price and redemption price per share, ($93,655,788 ÷ 4,978,534 shares of common stock issued and outstanding)	$18.81

Class R

Net asset value, offering price and redemption price per share, ($426,647 ÷ 22,816 shares of common stock issued and outstanding)	$18.70

Class Z

Net asset value, offering price and redemption price per share, ($171,775,893 ÷ 9,113,960 shares of common stock issued and outstanding)	$18.85

Class R6

Net asset value, offering price and redemption price per share, ($85,533,441 ÷ 4,535,348 shares of common stock issued and outstanding)	$18.86

See Notes to Financial Statements.

PGIM Balanced Fund      105

Statement of Operations

Year Ended September 30, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $525,580 foreign withholding tax)	$12,943,429
Interest income	10,766,530
Income from securities lending, net (including affiliated income of $4,165)	46,430
Affiliated dividend income	31,104

Total income	23,787,493

Expenses
Management fee	6,774,421
Distribution fee(a)	3,107,461
Transfer agent’s fees and expenses (including affiliated expense of $491,939)(a)	1,122,911
Custodian and accounting fees	259,102
Registration fees(a)	82,112
Shareholders’ reports	65,383
Audit fee	49,763
Legal fees and expenses	24,391
Directors’ fees	21,670
Miscellaneous	58,100

Total expenses	11,565,314
Less: Fee waiver and/or expense reimbursement(a)	(977,320)
Distribution fee waiver(a)	(1,686)

Net expenses	10,586,308

Net investment income (loss)	13,201,185

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $17,646) (net of foreign capital gains taxes $(178,706))	105,046,400
Futures transactions	(3,166,017)
Forward and cross currency contract transactions	54,828
Options written transactions	24,744
Swap agreement transactions	152,271
Foreign currency transactions	604,529

102,716,755

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(22,678)) (net of change in foreign capital gains taxes $(89,904))	56,508,923
Futures	298,069
Forward and cross currency contracts	929,487
Options written	(104)
Swap agreements	(2,709,740)
Foreign currencies	(35,008)

54,991,627

Net gain (loss) on investment and foreign currency transactions	157,708,382

Net Increase (Decrease) In Net Assets Resulting From Operations	$170,909,567

See Notes to Financial Statements.

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6

Distribution fee	2,132,686	969,716	5,059	—	—
Transfer agent’s fees and expenses	828,330	103,429	1,436	189,205	511
Registration fees	25,223	16,414	7,159	13,842	19,474
Fee waiver and/or expense reimbursement	(807,491)	(41,522)	(6,758)	(70,747)	(50,802)
Distribution fee waiver	—	—	(1,686)	—	—

See Notes to Financial Statements.

PGIM Balanced Fund      107

Statements of Changes in Net Assets

	Year Ended September 30,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$13,201,185	$13,423,101
Net realized gain (loss) on investment and foreign currency transactions	102,716,755	981,888
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	54,991,627	33,393,632

Net increase (decrease) in net assets resulting from operations	170,909,567	47,798,621

Dividends and Distributions
Distributions from distributable earnings
Class A	(9,619,489)	(19,801,537)
Class B	—	(308,171)
Class C	(575,795)	(2,718,887)
Class R	(6,251)	(44,497)
Class Z	(2,572,768)	(5,698,818)
Class R6	(1,211,010)	(1,547,024)

	(13,985,313)	(30,118,934)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	189,670,542	130,823,489
Net asset value of shares issued in reinvestment of dividends and distributions	13,639,341	29,261,978
Cost of shares purchased	(163,060,976)	(187,522,568)

Net increase (decrease) in net assets from Series share transactions	40,248,907	(27,437,101)

Total increase (decrease)	197,173,161	(9,757,414)

Net Assets:

Beginning of year	915,194,648	924,952,062

End of year	$1,112,367,809	$915,194,648

See Notes to Financial Statements.

Financial Highlights

Class A Shares
	Year Ended September 30,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.96	$15.61	$16.38	$15.93	$14.99
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.24	0.24	0.19	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.75	0.63	0.04	1.15	1.43
Total from investment operations	2.98	0.87	0.28	1.34	1.60
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.24)	(0.25)	(0.20)	(0.18)
Distributions from net realized gains	(0.04)	(0.28)	(0.80)	(0.69)	(0.48)
Total dividends and distributions	(0.24)	(0.52)	(1.05)	(0.89)	(0.66)
Net asset value, end of year	$18.70	$15.96	$15.61	$16.38	$15.93
Total Return(b):	18.76%	5.64%	2.28%	8.66%	10.99%

Ratios/Supplemental Data:
Net assets, end of year (000)	$760,976	$616,646	$590,383	$360,798	$343,550
Average net assets (000)	$710,895	$593,393	$416,723	$352,124	$332,088
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.12%	1.18%
Expenses before waivers and/or expense reimbursement	1.11%	1.16%	1.16%	1.17%	1.20%
Net investment income (loss)	1.28%	1.52%	1.58%	1.22%	1.11%
Portfolio turnover rate(e)(f)	85%	108%	128%	145%	180%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund      109

Financial Highlights   (continued)

Class C Shares
	Year Ended September 30,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.06	$15.71	$16.48	$16.02	$15.08
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.12	0.13	0.08	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.77	0.64	0.04	1.16	1.43
Total from investment operations	2.86	0.76	0.17	1.24	1.49
Less Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.14)	(0.09)	(0.07)
Distributions from net realized gains	(0.04)	(0.28)	(0.80)	(0.69)	(0.48)
Total dividends and distributions	(0.11)	(0.41)	(0.94)	(0.78)	(0.55)
Net asset value, end of year	$18.81	$16.06	$15.71	$16.48	$16.02
Total Return(b):	17.82%	4.77%	1.62%	7.92%	10.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$93,656	$95,166	$108,958	$89,949	$74,527
Average net assets (000)	$96,972	$102,396	$92,047	$82,930	$66,532
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.78%	1.77%	1.73%	1.81%	1.88%
Expenses before waivers and/or expense reimbursement	1.82%	1.84%	1.84%	1.87%	1.90%
Net investment income (loss)	0.50%	0.75%	0.87%	0.52%	0.41%
Portfolio turnover rate(e)(f)	85%	108%	128%	145%	180%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R Shares
	Year Ended September 30,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.97	$15.64	$16.38	$15.94	$15.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.16	0.17	0.11	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.75	0.64	0.05	1.14	1.43
Total from investment operations	2.89	0.80	0.22	1.25	1.57
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.19)	(0.16)	(0.12)	(0.15)
Distributions from net realized gains	(0.04)	(0.28)	(0.80)	(0.69)	(0.48)
Total dividends and distributions	(0.16)	(0.47)	(0.96)	(0.81)	(0.63)
Net asset value, end of year	$18.70	$15.97	$15.64	$16.38	$15.94
Total Return(b):	18.15%	5.16%	1.85%	8.07%	10.77%

Ratios/Supplemental Data:
Net assets, end of year (000)	$427	$1,135	$2,047	$2,226	$1,457
Average net assets (000)	$675	$1,439	$1,959	$1,837	$947
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.47%	1.45%	1.63%	1.38%
Expenses before waivers and/or expense reimbursement	2.72%	2.61%	2.16%	2.88%	1.65%
Net investment income (loss)	0.80%	1.04%	1.14%	0.71%	0.92%
Portfolio turnover rate(e)(f)	85%	108%	128%	145%	180%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund      111

Financial Highlights   (continued)

Class Z Shares
	Year Ended September 30,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.09	$15.73	$16.49	$16.04	$15.09
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.27	0.29	0.24	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.77	0.65	0.04	1.15	1.43
Total from investment operations	3.04	0.92	0.33	1.39	1.65
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.28)	(0.29)	(0.25)	(0.22)
Distributions from net realized gains	(0.04)	(0.28)	(0.80)	(0.69)	(0.48)
Total dividends and distributions	(0.28)	(0.56)	(1.09)	(0.94)	(0.70)
Net asset value, end of year	$18.85	$16.09	$15.73	$16.49	$16.04
Total Return(b):	18.99%	5.90%	2.59%	8.91%	11.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$171,776	$147,635	$174,033	$183,204	$139,497
Average net assets (000)	$165,225	$156,846	$172,091	$156,026	$118,555
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.77%	0.78%	0.75%	0.82%	0.88%
Expenses before waivers and/or expense reimbursement	0.81%	0.85%	0.86%	0.88%	0.90%
Net investment income (loss)	1.50%	1.74%	1.86%	1.52%	1.41%
Portfolio turnover rate(e)(f)	85%	108%	128%	145%	180%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
				November 28, 2017(a)
	Year Ended September 30,			through September 30,
	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.10	$15.74	$16.50	$16.48
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.29	0.30	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.76	0.65	0.05	0.73
Total from investment operations	3.06	0.94	0.35	0.96
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.30)	(0.31)	(0.25)
Distributions from net realized gains	(0.04)	(0.28)	(0.80)	(0.69)
Total dividends and distributions	(0.30)	(0.58)	(1.11)	(0.94)
Net asset value, end of period	$18.86	$16.10	$15.74	$16.50
Total Return(c):	19.12%	6.01%	2.69%	6.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$85,533	$54,613	$34,369	$2,502
Average net assets (000)	$71,970	$44,247	$16,501	$295
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.65%	0.65%	0.67	%(e)
Expenses before waivers and/or expense reimbursement	0.72%	0.74%	0.83%	11.39	%(e)
Net investment income (loss)	1.63%	1.88%	1.96%	1.73	%(e)
Portfolio turnover rate(f)(g)	85%	108%	128%	145%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	The Series accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Notes to Financial Statements

1.	Organization

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company currently consists of three series: PGIM Balanced Fund, PGIM Jennison Focused Value Fund and PGIM Jennison Growth Fund, each of which are diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Balanced Fund (the “Series”).

The investment objective of the Series is to seek income and long-term growth of capital.

2.	Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Series’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing

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Notes to Financial Statements (continued)

transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the

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Notes to Financial Statements (continued)

settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Series purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Series currently owns or intends to purchase. The Series may also use options to gain additional market exposure. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Series, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Series writes an option on a swap, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Series entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

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Notes to Financial Statements (continued)

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Series entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Series to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Series is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Series’ maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Series generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Series effectively increases its investment risk because, in addition to its total net assets, the Series may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Series, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Series entered into for the same referenced entity or index. As a buyer of protection, the Series generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Series is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Series is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Series entered into total return swaps to manage its exposure to a security or an index. The Series’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Series’ favor, from the point of entering into the contract.

Bank Loans: The Series invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Series acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Series generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Series generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Series generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Series may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a

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Notes to Financial Statements (continued)

result, the Series will assume the credit risk of both the borrower and the institution selling the participation to the Series.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Series. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Company, on behalf of the Series, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Series held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Series until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

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Notes to Financial Statements (continued)

Payment-In-Kind: The Series invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Series invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Company, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Series through its business unit PGIM Fixed Income, PGIM

PGIM Balanced Fund  125

Notes to Financial Statements (continued)

Limited, and PGIM Quantitative Solutions LLC (formally known QMA LLC) (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.65% of the Series’ average daily net assets up to and including $1 billion and 0.60% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.65% for the year ended September 30, 2021.

The Manager has contractually agreed, through January 31, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.47% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other expenses of the Series such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%,1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through January 31, 2023 to limit such fees to 0.50% of the average daily net assets of

Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

For the year ended September 30, 2021, PIMS received $935,782 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2021, PIMS received $23,471 and $3,667 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2021, no 17a-7 transactions were entered into by the Series.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2021, were $763,609,768 and $811,081,968, respectively.

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Notes to Financial Statements   (continued)

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$6,417,829	$300,713,521	$288,162,886	$—	$—	$18,968,464	18,968,464	$31,104

PGIM Institutional Money Market Fund (1)(b)(wa)
33,127,706	74,259,396	106,758,561	(22,678)	17,646	623,509	623,883	4,165	(2)

$39,545,535	$374,972,917	$394,921,447	$(22,678)	$17,646	$19,591,973		$35,269

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended September 30, 2021, the tax character of dividends paid by the Series was $13,985,313 of ordinary income. For the year ended September 30, 2020, the tax character of dividends paid by the Series were $14,203,983 of ordinary income $15,914,951 of long-term capital gains.

As of September 30, 2021, the accumulated undistributed earnings on a tax basis were $47,338,011 of ordinary income and $54,881,642 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$941,989,818	$192,243,874	$(23,023,065)	$169,220,809

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, mark-to-market of futures and forwards contracts and other cost basis differences between GAAP and tax accounting.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2021 are subject to such review.

7.	Capital and Ownership

The Series offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 6.625 billion shares of capital stock at $0.001 par value per share, 923 million of which are designated as shares of the Series. The authorized shares of the Series are currently classified and designated as follows:

Class A	125,000,000
Class B	3,000,000
Class C	25,000,000
Class R	125,000,000
Class Z	280,000,000
Class T	75,000,000
Class R6	290,000,000

The Series currently does not have any Class B or Class T shares outstanding.

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Notes to Financial Statements (continued)

As of September 30, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	34,095	0.1%
Class C	247	0.1%
Class Z	1,448,454	15.9%

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	3	43.1%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2021:
Shares sold	6,088,493	$110,133,845
Shares issued in reinvestment of dividends and distributions	523,371	9,454,768
Shares purchased	(5,077,130)	(91,165,259)

Net increase (decrease) in shares outstanding before conversion	1,534,734	28,423,354
Shares issued upon conversion from other share class(es)	774,002	13,991,014
Shares purchased upon conversion into other share class(es)	(236,738)	(4,317,465)

Net increase (decrease) in shares outstanding	2,071,998	$38,096,903

Year ended September 30, 2020:
Shares sold	4,334,646	$67,271,019
Shares issued in reinvestment of dividends and distributions	1,226,383	19,480,215
Shares purchased	(5,831,906)	(89,710,377)

Net increase (decrease) in shares outstanding before conversion	(270,877)	(2,959,143)
Shares issued upon conversion from other share class(es)	1,224,771	18,746,349
Shares purchased upon conversion into other share class(es)	(140,812)	(2,154,486)

Net increase (decrease) in shares outstanding	813,082	$13,632,720

Class B
Period ended June 26, 2020*:
Shares sold	17,722	$278,121
Shares issued in reinvestment of dividends and distributions	18,482	296,189
Shares purchased	(122,330)	(1,878,726)

Net increase (decrease) in shares outstanding before conversion	(86,126)	(1,304,416)
Shares purchased upon conversion into other share class(es)	(878,548)	(13,417,695)

Net increase (decrease) in shares outstanding	(964,674)	$(14,722,111)

Class C	Shares	Amount
Year ended September 30, 2021:
Shares sold	743,489	$13,466,305
Shares issued in reinvestment of dividends and distributions	31,524	568,304
Shares purchased	(875,340)	(15,746,238)

Net increase (decrease) in shares outstanding before conversion	(100,327)	(1,711,629)
Shares purchased upon conversion into other share class(es)	(845,137)	(15,345,831)

Net increase (decrease) in shares outstanding	(945,464)	$(17,057,460)

Year ended September 30, 2020:
Shares sold	855,885	$13,317,003
Shares issued in reinvestment of dividends and distributions	162,109	2,598,199
Shares purchased	(1,476,919)	(22,799,704)

Net increase (decrease) in shares outstanding before conversion	(458,925)	(6,884,502)
Shares purchased upon conversion into other share class(es)	(550,497)	(8,591,251)

Net increase (decrease) in shares outstanding	(1,009,422)	$(15,475,753)

Class R
Year ended September 30, 2021:
Shares sold	2,687	$47,792
Shares issued in reinvestment of dividends and distributions	332	5,863
Shares purchased	(51,302)	(899,696)

Net increase (decrease) in shares outstanding	(48,283)	$(846,041)

Year ended September 30, 2020:
Shares sold	8,305	$128,286
Shares issued in reinvestment of dividends and distributions	2,574	40,959
Shares purchased	(70,659)	(1,085,125)

Net increase (decrease) in shares outstanding	(59,780)	$(915,880)

Class Z
Year ended September 30, 2021:
Shares sold	1,839,090	$33,574,560
Shares issued in reinvestment of dividends and distributions	131,797	2,399,431
Shares purchased	(2,278,993)	(41,245,523)

Net increase (decrease) in shares outstanding before conversion	(308,106)	(5,271,532)
Shares issued upon conversion from other share class(es)	268,124	4,898,876
Shares purchased upon conversion into other share class(es)	(21,823)	(413,066)

Net increase (decrease) in shares outstanding	(61,805)	$(785,722)

Year ended September 30, 2020:
Shares sold	1,548,789	$24,126,132
Shares issued in reinvestment of dividends and distributions	331,245	5,299,470
Shares purchased	(4,104,407)	(63,152,386)

Net increase (decrease) in shares outstanding before conversion	(2,224,373)	(33,726,784)
Shares issued upon conversion from other share class(es)	361,400	5,578,690
Shares purchased upon conversion into other share class(es)	(23,897)	(383,852)

Net increase (decrease) in shares outstanding	(1,886,870)	$(28,531,946)

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Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended September 30, 2021:
Shares sold	1,784,253	$32,448,040
Shares issued in reinvestment of dividends and distributions	66,190	1,210,975
Shares purchased	(771,867)	(14,004,260)

Net increase (decrease) in shares outstanding before conversion	1,078,576	19,654,755
Shares issued upon conversion from other share class(es)	64,159	1,186,472

Net increase (decrease) in shares outstanding	1,142,735	$20,841,227

Year ended September 30, 2020:
Shares sold	1,673,736	$25,702,928
Shares issued in reinvestment of dividends and distributions	96,651	1,546,946
Shares purchased	(575,638)	(8,896,250)

Net increase (decrease) in shares outstanding before conversion	1,194,749	18,353,624
Shares issued upon conversion from other share class(es)	13,863	222,245

Net increase (decrease) in shares outstanding	1,208,612	$18,575,869

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares.

8.	Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series did not utilize the SCA during the year ended September 30, 2021.

9.	Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Asset Allocation Risk: PGIM Quantitative Solutions may allocate assets to an asset class that underperforms other classes. For example, the Series may be overweight in equities when the stock market is falling and the fixed income market is rising. Likewise, the Series may be overweight in fixed income securities when fixed income markets are falling and the equity markets are rising. Allocations to underperforming or volatile asset classes or other changes in asset allocations could lead to increased volatility in the Series’ portfolio.

Blend Style Risk: The Series’ blend investment style may subject the Series to risks of both value and growth investing. The portion of the Series’ portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Series’ portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Series’ assessment of market conditions or a company’s value is inaccurate, the Series could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Series to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Series’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including

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Notes to Financial Statements (continued)

management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Series for redemption before it matures and the Series may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Series. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Series will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Series. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Series’ derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Series.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) generally involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Series holds and the Series’ performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Series’ investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Series may be higher than the expenses shown in the expense table in the Series’ prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Series expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Series securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Series may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Series’ holdings may fall sharply. This is referred to as “extension risk.” The Series may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar

PGIM Balanced Fund  135

Notes to Financial Statements (continued)

deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Series as well as loan facilities used by the Series.

The potential effect of a transition away from LIBOR on the Series or the financial instruments in which the Series invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Series’ performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Series, higher rates required to be paid by the Series on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Series’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs.

Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Series, but there can be no guarantee that these techniques will produce the desired results. Additionally, the investments selected by the subadviser may underperform the markets in general, the Series’ benchmark and other mutual funds with similar investment objectives.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Series’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Series invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of your investment in the Series will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

PGIM Balanced Fund  137

Notes to Financial Statements (continued)

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Money Market Instruments Risk: The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of those instruments. If a significant amount of the Series’ assets is invested in money market instruments, it will be more difficult for the Series to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Series may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Portfolio Turnover Risk: The length of time the Series has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Series’ turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Series’ investment performance.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Series may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Series.

PGIM Balanced Fund  139

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and Shareholders of PGIM Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Balanced Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and financial highlights for each of the two years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

140

Tax Information (unaudited)

For the year ended September 30, 2021, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
PGIM Balanced Fund	19.13%	12.79%	30.09%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2021.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

PGIM Balanced Fund	141

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Balanced Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Balanced Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM Balanced Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Balanced Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Balanced Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with QMA LLC (“QMA”), PGIM, Limited (“PGIML”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, QMA, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	PGIM Balanced Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of QMA, PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, QMA, PGIML and PGIM Fixed Income. The Board noted that QMA, PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, QMA, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the QMA, PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, QMA’s, PGIML’s and PGIM Fixed Income’s organizational structures, senior management, investment operations, and other relevant information pertaining to PGIM Investments, QMA, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA, PGIML and PGIM Fixed Income.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of QMA, PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, QMA, PGIML and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA, PGIML and PGIM Fixed Income included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	1st Quartile

Actual Management Fees: 2nd Quartile

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	1st Quartile

Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.

•

The Board considered PGIM Investment’s assertions that the Fund’s performance relative to its blended benchmark was largely driven by the underperformance of the underlying QMA equity sleeves, and the magnitude of the bias toward the value style factor, which underperformed the broader market, coupled with a higher-quality bias and stock selection; and that relative returns are expected to improve as markets normalize.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.00% for Class A shares, 0.65% for Class R6 shares, and 1.47% for Class R shares through January 31, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Balanced Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Balanced Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM BALANCED FUND
SHARE CLASS	A	C	R	Z	R6

NASDAQ	PIBAX	PABCX	PALRX	PABFX	PIBQX

CUSIP	74437E883	74437E867	74437E636	74437E859	74437E461

MF185E

PGIM JENNISON FOCUSED VALUE FUND

ANNUAL REPORT

SEPTEMBER 30, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Focused Value Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the period began. The Federal Reserve slashed interest rates to encourage borrowing.
Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective
COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Focused Value Fund

November 15, 2021

PGIM Jennison Focused Value Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	24.86	7.88	11.07	—

(without sales charges)	32.13	9.11	11.70	—

Class C

(with sales charges)	30.06	8.26	10.89	—

(without sales charges)	31.06	8.26	10.89	—

Class R

(without sales charges)	31.64	8.71	11.39	—

Class Z

(without sales charges)	32.52	9.44	12.05	—

Class R6

(without sales charges)	32.54	9.42	N/A	7.43 (11/25/2014)

Russell 1000 Value Index

	35.01	10.94	13.51	—

Average Annual Total Returns as of 9/30/21 Since Inception (%)

Class R6
(11/25/2014)

Russell 1000 Value Index		8.88

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

Source: PGIM Investments LLC.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2011) and the account values at the end of the current fiscal year (September 30, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Focused Value Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Russell 1000 Value Index—The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 9/30/21

Ten Largest Holdings	Line of Business	% of Net Assets

ConocoPhillips	Oil, Gas & Consumable Fuels	6.4%

Goldman Sachs Group, Inc. (The)	Capital Markets	5.0%

JPMorgan Chase & Co.	Banks	4.9%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	4.7%

Bank of America Corp.	Banks	4.1%

Linde PLC (United Kingdom)	Chemicals	3.8%

Microsoft Corp.	Software	3.7%

Eli Lilly & Co.	Pharmaceuticals	3.7%

PNC Financial Services Group, Inc. (The)	Banks	3.4%

Walmart, Inc.	Food & Staples Retailing	3.4%

Holdings reflect only long-term investments.

PGIM Jennison Focused Value Fund    7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Focused Value Fund’s Class Z shares returned 32.52% in the 12-month reporting period that ended September 30, 2021, underperforming the 35.01% return of the Russell 1000 Value Index (the Index).

What were the market conditions?

•

Equity markets continued to rally in the fourth quarter of 2020, as fiscal stimulus blunted the COVID-19 pandemic’s economic effects and record-low interest rates bolstered liquidity and stabilized asset prices.

•

In early fall 2020, investors began to favor areas of the market that were most exposed to an economic recovery and most debilitated by the pandemic. This rotation extended into the first quarter of 2021, boosting valuations of cyclical companies and reducing the earnings multiples of secular growth companies. US growth stocks rebounded in the second quarter of 2021, led by the technology and communication services sectors.

•	June 2021 marked a turning point in the US economic reopening and reflation outlook, as the Federal Reserve’s (the Fed’s) comments began to reflect concerns about labor shortages and rising prices.

•

Corporate profit growth through the end of the reporting period was strong, highlighting the expanding recovery and boosting business confidence to its highest level since the early days of the pandemic.

•	Within the Index, all sectors advanced over the period. The energy, financials, and real estate sectors gained the most. The utilities, consumer staples, and healthcare sectors advanced the least.

What worked?

Individual Fund holdings with strong performance during the reporting period included the following:

•

Shares of investment bank Goldman Sachs Group Inc. rose sharply during the period following several quarters of earnings per share (EPS) growth that exceeded analysts’ expectations. In the first quarter of 2021, Goldman reported its highest quarterly revenue since 2009. Record investment banking fees, strong results from global markets, and sound consumer and wealth management practices all contributed to Goldman exceeding consensus EPS estimates by 80% in the first quarter of 2021 and by 50% in the second quarter of 2021. Jennison continues to favor the stock given its strong capital position and ongoing improvement efforts.

•

Alphabet Inc., owner of the Google search engine, has continued to increase revenue through enhanced advertising solutions on its globally dominant platforms: Search, YouTube, and Maps. Additional growth has been driven by its enterprise cloud-solutions suite. YouTube now has over 1.2 billion active daily users and continues to be an increasingly important revenue source for the company. Jennison continues to have high conviction in the stock.

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•

With its diversified business mix and strong balance sheet, JPMorgan Chase & Co. was among the strongest banks able to withstand the pandemic. JPMorgan benefited from a steepening yield curve and an improving macroeconomic outlook. Positive economic commentary from the Fed and the potential for loan growth acceleration also supported bank stocks. Jennison favored JPMorgan’s stock during the period and continues to favor it, given its strategic growth initiatives that focus on leveraging scale, deepening customer relationships across its diversified businesses, and committing to investment spending and productivity improvements.

•

Shares of ConocoPhillips, an oil/gas exploration and production company, gained over the period on strong energy prices and its announcement to purchase Shell’s Permian Basin assets. This is an add-on to its purchase earlier this year of Permian producer Concho Resources. In Jennison’s view, this consolidation should lead to ConocoPhillips becoming one of the largest energy producers in what is the world’s most active oil basin. (The Permian Basin is located in western Texas and southeastern New Mexico.) The company also announced a new stock buyback and a 7% dividend increase during the period following prior raises over the last several years.

•

Bank of America Corp. is a financial institution serving individual consumers, small- and middle-market businesses, institutional investors, large corporations, and governments with a range of banking, investing, asset management, and other financial and risk-management products and services. The stock benefited over the period as the overall financials sector continued its run of solid performance, largely driven by the steepening yield curve and the improving macroeconomic outlook. Positive commentary from the Fed and the potential for an acceleration in loan growth have also boosted bank stocks. Jennison continues to favor the stock given its strong retail franchise and stabilizing net interest income, as the bank continues to benefit from lower credit risk and attractive operating leverage versus peers.

What didn’t work?

The largest detractors from the Fund’s total returns during the reporting period were:

•

SAP SE ADR, the world’s largest vendor of enterprise resource planning software, hampered Fund performance during the period. The pandemic slowed demand for SAP’s products and services through the first half of 2021. In October 2020, management reset its medium-term targets, pushing them out by two years. While investors expected margins to be reset, the magnitude likely was larger than initially anticipated, in Jennison’s view, putting downward pressure on the company’s share price. Jennison believed the stock had value. However, given SAP’s underwhelming market outlook, along with increased competition and challenges as it steps up its cloud-based offerings, the Fund sold its position at the end of October 2020 in favor of more attractive investments.

•

Shares of Delta Air Lines Inc. struggled over the period, as airline stocks came under pressure from investors worried that new COVID-19 variants could pause a recovery in travel. In March 2021, Delta reported improved revenue momentum and cash flows.

PGIM Jennison Focused Value Fund    9

Strategy and Performance Overview (continued)

In July 2021, second-quarter earnings beat expectations, highlighting accelerating booking trends. Jennison initiated a position in Delta at the end of February 2021, believing the airline should benefit as corporate travel and profitability improved. Jennison believes the airline is well positioned, given its relatively low cost structure and high market share among core airports. Additionally, Delta continues to make progress on fleet simplifications and cost reductions, while maintaining a manageable balance sheet compared with its industry peers.

•

After strong performance in 2020, shares of semiconductor chipmaker Qualcomm Inc. have struggled in 2021. The loss of power at a Samsung fabrication facility from severe weather in Texas caused a lack of supply for Qualcomm that has affected production for certain products, which led to some market share loss to Mediatek. Furthermore, weak China smartphone shipments, along with rumors that Apple will start to migrate away from Qualcomm’s products sooner than expected, has also weighed on the stock. Revenue drivers for the company include the industry’s 5G content growth, which is essentially locked in for the next four to five years, along with the potential opportunity to gain market share from Huawei. Qualcomm is slowly entering new industrial Internet of Things and automotive (connectivity) markets, expanding its total addressable market and diversifying its revenue base. All of these factors represent material revenue drivers that could propel the stock higher over the long term, in Jennison’s view.

•

Dominion Energy Inc. is a Virginia-based multi-utility that provides electricity and natural gas to homes, businesses, and wholesale customers. The company’s stock struggled after Dominion decided to reposition itself and divest its gas infrastructure business to Berkshire Hathaway in September 2020. Dominion subsequently lowered its earnings guidance and cut its dividend. Furthermore, the overall utility sector underperformed the broader market over the period, as investors continued to support reflation and recovery stocks. Dominion’s shares struggled as a result. More recently, the company reported first-quarter 2021 earnings that were in line with analysts’ expectations and reaffirmed its second-quarter 2021 guidance. Jennison continues to maintain its position in the stock as the company moves to being a more stable and financially healthier company. The company may also build offshore wind assets in Virginia that could provide potential upside for the stock, in Jennison’s opinion.

•

Lam Research Corp. is a leading global semiconductor equipment supplier with core technologies that focus on deposition, etch, and wet cleaning. The company has previously benefited from vendor and supply chain consolidation, which led to a more stable and profitable industry. Lam has also benefited from the material improvement in its wafer fab equipment outlook and, in Jennison’s view, it remains well positioned to capitalize from strong trends in memory spending. The stock has struggled over recent months after experiencing challenges on the supply chain front. This would require additional incremental spending, which Jennison feels would be a headwind to near-term profit margins. Despite these near-term concerns, Jennison believes Lam will benefit from a broad-based pickup in memory chip spending and looks attractive in terms of 2022 projected earnings.

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Current outlook

•	Jennison remains committed to its investment philosophy and believes that patience and a long-term perspective—coupled with disciplined risk controls—are needed to outperform in today’s environment.

•

More than ever, Jennison continues to focus on companies’ cash-flow strength and dependability, believing this leads to higher levels of franchise durability. Jennison continually assesses its holdings and strongly believes that its portfolio consists of businesses with short-term valuations that do not reflect their true long-term intrinsic value.

•

Many companies have continued to keep a tight lid on expenses and have made further gains in productivity and efficiency, which Jennison thinks should bode well for strong margin expansion as revenue recovers and/or accelerates through the rest of 2021. As economies further reopen in 2022, corporate earnings should maintain their growth trajectory, and increasing capital returns to shareholders will likely follow, in Jennison’s view.

•

While Jennison likes all of the Fund’s current holdings, it adjusted weightings to companies with business models that are most exposed to supply disruptions and rising operating costs (especially where the costs cannot be passed on), which Jennison believes is prudent and consistent with its risk-management approach. Jennison also believes the Fund’s holdings should benefit under any recovery scenario.

PGIM Jennison Focused Value Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

12    Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Focused Value Fund		Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,049.10	1.11%	$ 5.70

	Hypothetical	$1,000.00	$1,019.50	1.11%	$ 5.62

Class C	Actual	$1,000.00	$1,045.50	1.98%	$10.15

	Hypothetical	$1,000.00	$1,015.14	1.98%	$10.00

Class R	Actual	$1,000.00	$1,047.10	1.53%	$ 7.85

	Hypothetical	$1,000.00	$1,017.40	1.53%	$ 7.74

Class Z	Actual	$1,000.00	$1,051.40	0.79%	$ 4.06

	Hypothetical	$1,000.00	$1,021.11	0.79%	$ 4.00

Class R6	Actual	$1,000.00	$1,051.50	0.80%	$ 4.11

	Hypothetical	$1,000.00	$1,021.06	0.80%	$ 4.05

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2021, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Focused Value Fund    13

Schedule of Investments

as of September 30, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.0%

COMMON STOCKS

Aerospace & Defense 2.9%

Airbus SE (France)*	47,259	$6,244,665

Airlines 1.8%

Delta Air Lines, Inc.*	92,584	3,945,004

Automobiles 3.2%

General Motors Co.*(a)	133,157	7,018,705

Banks 15.6%

Bank of America Corp.(a)	212,594	9,024,615
JPMorgan Chase & Co.	65,421	10,708,764
PNC Financial Services Group, Inc. (The)	37,683	7,372,302
Truist Financial Corp.	117,918	6,915,891

		34,021,572

Building Products 2.8%

Johnson Controls International PLC	89,023	6,060,686

Capital Markets 5.0%

Goldman Sachs Group, Inc. (The)	29,170	11,027,135

Chemicals 3.8%

Linde PLC (United Kingdom)	28,209	8,275,956

Containers & Packaging 2.4%
Crown Holdings, Inc.	52,349	5,275,732

Entertainment 2.4%

Walt Disney Co. (The)*	31,580	5,342,389

Food & Staples Retailing 3.4%

Walmart, Inc.	52,643	7,337,381

Health Care Equipment & Supplies 2.5%

Zimmer Biomet Holdings, Inc.	36,872	5,396,586

Health Care Providers & Services 1.7%

Laboratory Corp. of America Holdings*	13,411	3,774,392

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    15

Schedule of Investments  (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.6%

Royal Caribbean Cruises Ltd.*(a)	40,515	$3,603,809

Household Durables 1.4%

D.R. Horton, Inc.	35,899	3,014,439

Industrial Conglomerates 1.8%

General Electric Co.	38,464	3,962,946

Insurance 6.1%

Chubb Ltd.	39,394	6,834,071
MetLife, Inc.	104,129	6,427,883

		13,261,954

Interactive Media & Services 4.7%

Alphabet, Inc. (Class A Stock)*	3,853	10,301,073

Multi-Utilities 3.1%

Dominion Energy, Inc.	93,093	6,797,651

Oil, Gas & Consumable Fuels 6.4%

ConocoPhillips	204,781	13,878,008

Pharmaceuticals 6.8%

AstraZeneca PLC (United Kingdom), ADR	114,904	6,901,134
Eli Lilly & Co.	34,672	8,010,966

		14,912,100

Road & Rail 2.9%

Union Pacific Corp.	32,271	6,325,439

Semiconductors & Semiconductor Equipment 7.8%

Broadcom, Inc.	8,869	4,300,844
Lam Research Corp.(a)	6,966	3,964,699
QUALCOMM, Inc.	26,267	3,387,918
Texas Instruments, Inc.	28,576	5,492,593

		17,146,054

Software 3.7%

Microsoft Corp.	29,039	8,186,675

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail 4.2%

Lowe’s Cos., Inc.	23,009	$4,667,606
Ross Stores, Inc.	41,382	4,504,430

		9,172,036

TOTAL LONG-TERM INVESTMENTS (cost $155,881,012)		214,282,387

SHORT-TERM INVESTMENTS 4.7%

AFFILIATED MUTUAL FUNDS

PGIM Core Ultra Short Bond Fund(wa)	4,764,014	4,764,014

PGIM Institutional Money Market Fund (cost $5,488,600; includes $5,488,512 of cash collateral for securities on loan)(b)(wa)	5,491,895	5,488,600

TOTAL SHORT-TERM INVESTMENTS (cost $10,252,614)		10,252,614

TOTAL INVESTMENTS 102.7% (cost $166,133,626)		224,535,001

Liabilities in excess of other assets (2.7)%		(5,962,344)

NET ASSETS 100.0%		$218,572,657

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,318,916; cash collateral of $5,488,512 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Series may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    17

Schedule of Investments  (continued)

as of September 30, 2021

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$—	$6,244,665	$—
Airlines	3,945,004	—	—
Automobiles	7,018,705	—	—
Banks	34,021,572	—	—
Building Products	6,060,686	—	—
Capital Markets	11,027,135	—	—
Chemicals	8,275,956	—	—
Containers & Packaging	5,275,732	—	—
Entertainment	5,342,389	—	—
Food & Staples Retailing	7,337,381	—	—
Health Care Equipment & Supplies	5,396,586	—	—
Health Care Providers & Services	3,774,392	—	—
Hotels, Restaurants & Leisure	3,603,809	—	—
Household Durables	3,014,439	—	—
Industrial Conglomerates	3,962,946	—	—
Insurance	13,261,954	—	—
Interactive Media & Services	10,301,073	—	—
Multi-Utilities	6,797,651	—	—
Oil, Gas & Consumable Fuels	13,878,008	—	—
Pharmaceuticals	14,912,100	—	—
Road & Rail	6,325,439	—	—
Semiconductors & Semiconductor Equipment	17,146,054	—	—
Software	8,186,675	—	—
Specialty Retail	9,172,036	—	—
Short-Term Investments
Affiliated Mutual Funds	10,252,614	—	—

Total	$218,290,336	$6,244,665	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2021 were as follows (unaudited):

Banks	15.6%
Semiconductors & Semiconductor Equipment	7.8
Pharmaceuticals	6.8
Oil, Gas & Consumable Fuels	6.4

Insurance	6.1%
Capital Markets	5.0
Interactive Media & Services	4.7

See Notes to Financial Statements.

18

Industry Classification (continued):

Affiliated Mutual Funds (2.5% represents investments purchased with collateral from securities on loan)	4.7%
Specialty Retail	4.2
Chemicals	3.8
Software	3.7
Food & Staples Retailing	3.4
Automobiles	3.2
Multi-Utilities	3.1
Road & Rail	2.9
Aerospace & Defense	2.9
Building Products	2.8
Health Care Equipment & Supplies	2.5

Entertainment	2.4%
Containers & Packaging	2.4
Industrial Conglomerates	1.8
Airlines	1.8
Health Care Providers & Services	1.7
Hotels, Restaurants & Leisure	1.6
Household Durables	1.4

102.7
Liabilities in excess of other assets	(2.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$5,318,916	$(5,318,916)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    19

Statement of Assets and Liabilities

as of September 30, 2021

Assets

Investments at value, including securities on loan of $5,318,916:
Unaffiliated investments (cost $155,881,012)	$214,282,387
Affiliated investments (cost $10,252,614)	10,252,614
Receivable for Series shares sold	88,417
Dividends receivable	87,761
Tax reclaim receivable	64,595
Prepaid expenses	1,915

Total Assets	224,777,689

Liabilities
Payable to broker for collateral for securities on loan	5,488,512
Payable for investments purchased	285,699
Payable for Series shares purchased	167,601
Management fee payable	115,874
Accrued expenses and other liabilities	78,093
Distribution fee payable	49,771
Affiliated transfer agent fee payable	19,482

Total Liabilities	6,205,032

Net Assets	$218,572,657

Net assets were comprised of:
Common stock, at par	$11,900
Paid-in capital in excess of par	151,764,499
Total distributable earnings (loss)	66,796,258

Net assets, September 30, 2021	$218,572,657

See Notes to Financial Statements.

20

Class A

Net asset value and redemption price per share, ($179,848,020 ÷ 9,789,090 shares of common stock issued and outstanding)	$18.37
Maximum sales charge (5.50% of offering price)	1.07

Maximum offering price to public	$19.44

Class C

Net asset value, offering price and redemption price per share, ($5,279,243 ÷ 383,188 shares of common stock issued and outstanding)	$13.78

Class R

Net asset value, offering price and redemption price per share, ($487,025 ÷ 31,773 shares of common stock issued and outstanding)	$15.33

Class Z

Net asset value, offering price and redemption price per share, ($30,080,270 ÷ 1,547,307 shares of common stock issued and outstanding)	$19.44

Class R6

Net asset value, offering price and redemption price per share, ($2,878,099 ÷ 148,453 shares of common stock issued and outstanding)	$19.39

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    21

Statement of Operations

Year Ended September 30, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income	$3,475,733
Income from securities lending, net (including affiliated income of $2,974)	7,940
Affiliated dividend income	1,883

Total income	3,485,556

Expenses
Management fee	1,277,146
Distribution fee(a)	583,392
Transfer agent’s fees and expenses (including affiliated expense of $108,032)(a)	276,491
Custodian and accounting fees	54,517
Registration fees(a)	47,400
Audit fee	25,562
Shareholders’ reports	20,985
Legal fees and expenses	15,422
Directors’ fees	12,330
Miscellaneous	23,258

Total expenses	2,336,503
Less: Fee waiver and/or expense reimbursement(a)	(8,403)
Distribution fee waiver(a)	(1,406)

Net expenses	2,326,694

Net investment income (loss)	1,158,862

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,250))	14,554,351
Foreign currency transactions	1,727

14,556,078

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,254))	41,497,325
Foreign currencies	(668)

41,496,657

Net gain (loss) on investment and foreign currency transactions	56,052,735

Net Increase (Decrease) In Net Assets Resulting From Operations	$57,211,597

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6

Distribution fee	521,924	57,251	4,217	—	—
Transfer agent’s fees and expenses	230,744	9,350	1,353	34,991	53
Registration fees	14,852	10,907	6,032	9,827	5,782
Fee waiver and/or expense reimbursement	—	—	(5,371)	—	(3,032)
Distribution fee waiver	—	—	(1,406)	—	—

See Notes to Financial Statements.

22

Statements of Changes in Net Assets

	Year Ended September 30,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,158,862	$1,868,888
Net realized gain (loss) on investment and foreign currency transactions	14,556,078	(5,403,092)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	41,496,657	(1,512,793)

Net increase (decrease) in net assets resulting from operations	57,211,597	(5,046,997)

Dividends and Distributions
Distributions from distributable earnings
Class A	(1,469,215)	(14,946,779)
Class B	—	(264,691)
Class C	(42,973)	(995,657)
Class R	(4,570)	(179,353)
Class Z	(322,890)	(4,375,230)
Class R6	(13,725)	(106,094)

	(1,853,373)	(20,867,804)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	11,331,794	10,015,902
Net asset value of shares issued in reinvestment of dividends and distributions	1,827,039	20,476,867
Cost of shares purchased	(38,766,241)	(72,470,026)

Net increase (decrease) in net assets from Series share transactions	(25,607,408)	(41,977,257)

Total increase (decrease)	29,750,816	(67,892,058)

Net Assets:

Beginning of year	188,821,841	256,713,899

End of year	$218,572,657	$188,821,841

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    23

Financial Highlights

Class A Shares
	Year Ended September 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.03	$15.63	$20.62	$20.89	$19.11
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.12	0.14	0.14	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.39	(0.38)	(2.42)	2.42	3.21
Total from investment operations	4.48	(0.26)	(2.28)	2.56	3.29
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.09)	(0.19)	(0.16)
Distributions from net realized gains	-	(1.19)	(2.62)	(2.64)	(1.35)
Total dividends and distributions	(0.14)	(1.34)	(2.71)	(2.83)	(1.51)
Net asset value, end of year	$18.37	$14.03	$15.63	$20.62	$20.89
Total Return(b):	32.13%	(2.50)%	(10.13)%	13.39%	17.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$179,848	$151,149	$181,559	$229,733	$229,043
Average net assets (000)	$173,975	$163,554	$193,160	$233,106	$231,082
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.11%	1.15%	1.11%	1.06%	1.09%
Expenses before waivers and/or expense reimbursement	1.11%	1.15%	1.11%	1.06%	1.09%
Net investment income (loss)	0.53%	0.85%	0.87%	0.72%	0.39%
Portfolio turnover rate(e)	32%	128%	47%	59%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class C Shares
	Year Ended September 30,

	2021		2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.59		$12.15	$16.75	$17.48	$16.24
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(b)	- (c)	0.02	- (c)	(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.32		(0.29)	(2.00)	1.99	2.70
Total from investment operations	3.27		(0.29)	(1.98)	1.99	2.65
Less Dividends and Distributions:
Dividends from net investment income	(0.08)		(0.08)	-	(0.08)	(0.06)
Distributions from net realized gains	-		(1.19)	(2.62)	(2.64)	(1.35)
Total dividends and distributions	(0.08)		(1.27)	(2.62)	(2.72)	(1.41)
Net asset value, end of year	$13.78		$10.59	$12.15	$16.75	$17.48
Total Return(d):	31.06%		(3.41)%	(10.78)%	12.61%	16.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,279		$5,874	$10,945	$32,765	$35,289
Average net assets (000)	$5,725		$8,068	$20,114	$34,589	$37,497
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	2.03%		2.02%	1.85%	1.78%	1.79%
Expenses before waivers and/or expense reimbursement	2.03%		2.02%	1.85%	1.78%	1.79%
Net investment income (loss)	(0.39)%		(0.02)%	0.13%	0.01%	(0.31)%
Portfolio turnover rate(g)	32%		128%	47%	59%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Series invests.
(f)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    25

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.75	$13.30	$18.01	$18.63	$17.21
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05	0.06	0.05	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.68	(0.30)	(2.13)	2.12	2.87
Total from investment operations	3.70	(0.25)	(2.07)	2.17	2.90
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.02)	(0.15)	(0.13)
Distributions from net realized gains	-	(1.19)	(2.62)	(2.64)	(1.35)
Total dividends and distributions	(0.12)	(1.30)	(2.64)	(2.79)	(1.48)
Net asset value, end of year	$15.33	$11.75	$13.30	$18.01	$18.63
Total Return(b):	31.64%	(2.82)%	(10.53)%	12.85%	17.49%

Ratios/Supplemental Data:
Net assets, end of year (000)	$487	$494	$2,041	$3,424	$5,382
Average net assets (000)	$562	$1,047	$2,504	$4,542	$5,859
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.53%	1.53%	1.53%	1.53%	1.29%
Expenses before waivers and/or expense reimbursement	2.74%	2.91%	1.89%	1.84%	1.54%
Net investment income (loss)	0.11%	0.38%	0.44%	0.26%	0.19%
Portfolio turnover rate(e)	32%	128%	47%	59%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class Z Shares
	Year Ended September 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.82	$16.43	$21.52	$21.68	$19.78
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.18	0.21	0.21	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.65	(0.42)	(2.54)	2.52	3.32
Total from investment operations	4.80	(0.24)	(2.33)	2.73	3.46
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.18)	(0.14)	(0.25)	(0.21)
Distributions from net realized gains	-	(1.19)	(2.62)	(2.64)	(1.35)
Total dividends and distributions	(0.18)	(1.37)	(2.76)	(2.89)	(1.56)
Net asset value, end of year	$19.44	$14.82	$16.43	$21.52	$21.68
Total Return(b):	32.52%	(2.16)%	(9.86)%	13.74%	18.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,080	$30,153	$58,051	$137,027	$124,480
Average net assets (000)	$30,701	$40,142	$101,530	$131,155	$115,507
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.82%	0.84%	0.80%	0.76%	0.79%
Expenses before waivers and/or expense reimbursement	0.82%	0.84%	0.80%	0.76%	0.79%
Net investment income (loss)	0.82%	1.15%	1.20%	0.99%	0.70%
Portfolio turnover rate(e)	32%	128%	47%	59%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    27

Financial Highlights (continued)

Class R6 Shares
	Year Ended September 30,

	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.79	$16.39	$21.53	$21.70	$19.80
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.18	0.22	0.22	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.63	(0.41)	(2.59)	2.52	3.31
Total from investment operations	4.78	(0.23)	(2.37)	2.74	3.48
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.18)	(0.15)	(0.27)	(0.23)
Distributions from net realized gains	-	(1.19)	(2.62)	(2.64)	(1.35)
Total dividends and distributions	(0.18)	(1.37)	(2.77)	(2.91)	(1.58)
Net asset value, end of year	$19.39	$14.79	$16.39	$21.53	$21.70
Total Return(b):	32.54%	(2.17)%	(10.08)%	13.80%	18.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,878	$1,151	$1,332	$18,870	$17,438
Average net assets (000)	$1,894	$1,210	$12,474	$18,366	$16,981
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.82%	0.84%	0.78%	0.72%	0.66%
Expenses before waivers and/or expense reimbursement	0.98%	1.83%	0.78%	0.72%	0.66%
Net investment income (loss)	0.80%	1.17%	1.26%	1.04%	0.81%
Portfolio turnover rate(e)	32%	128%	47%	59%	49%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Notes to Financial Statements

1.	Organization

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company currently consists of three series: PGIM Balanced Fund, PGIM Jennison Focused Value Fund and PGIM Jennison Growth Fund, each of which are diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Focused Value Fund (the “Series”).

The investment objective of the Series is to achieve long-term growth of capital.

2.	Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Series’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Focused Value Fund    29

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

30

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such

PGIM Jennison Focused Value Fund    31

Notes to Financial Statements (continued)

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific

32

expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Company, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Series’ average daily net assets up to $300 million and 0.575% of the average daily net assets of the Series over $300 million. The effective management fee rate before any waivers and/or expense reimbursements was 0.60% for the year ended September 30, 2021.

The Manager has contractually agreed, through January 31, 2023, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.53% of average daily net assets for Class R shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses),

PGIM Jennison Focused Value Fund    33

Notes to Financial Statements (continued)

acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%,1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through January 31, 2023 to limit such fees to 0.50% of the average daily net assets of Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

For the year ended September 30, 2021, PIMS received $80,404 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2021, PIMS received $250 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer

34

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2021, no 17a-7 transactions were entered into by the Series.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2021, were $67,457,632 and $96,142,554, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$ 2,134,123	$50,337,069	$47,707,178	$—	$—	$4,764,014	4,764,014	$1,883

PGIM Institutional Money Market Fund (1)(b)(wa)
19,738,227	74,134,482	88,380,605	(2,254)	(1,250)	5,488,600	5,491,895	2,974	(2)

$21,872,350	$124,471,551	$136,087,783	$(2,254)	$(1,250)	$10,252,614		$4,857

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

PGIM Jennison Focused Value Fund    35

Notes to Financial Statements (continued)

(wa)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended September 30, 2021, the tax character of dividends paid by the Series was $1,853,373 of ordinary income. For the year ended September 30, 2020, the tax character of dividends paid by the Series were $2,275,889 of ordinary income $18,591,915 of long-term capital gains.

As of September 30, 2021, the accumulated undistributed earnings on a tax basis were $1,132,985 of ordinary income and $8,400,052 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$167,271,780	$61,227,665	$(3,964,444)	$57,263,221

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales.

The Series utilized approximately $6,380,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2021.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2021 are subject to such review.

7.	Capital and Ownership

The Series offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial

36

sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 6.625 billion shares of capital stock, $0.001 par value per share, 1.02 billion of which are designated as shares of the Series. The authorized shares of the Series are currently classified and designated as follows:

Class A	100,000,000
Class B	2,000,000
Class C	25,000,000
Class R	200,000,000
Class Z	325,000,000
Class T	50,000,000
Class R6	320,000,000

The Series currently does not have any Class B or Class T shares outstanding.

As of September 30, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	6,160	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated

Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares

—	—%	2	48.3%

PGIM Jennison Focused Value Fund    37

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2021:
Shares sold	382,114	$6,534,598
Shares issued in reinvestment of dividends and distributions	93,540	1,444,252
Shares purchased	(1,502,401)	(25,048,157)

Net increase (decrease) in shares outstanding before conversion	(1,026,747)	(17,069,307)
Shares issued upon conversion from other share class(es)	96,090	1,616,519
Shares purchased upon conversion into other share class(es)	(56,148)	(927,819)

Net increase (decrease) in shares outstanding	(986,805)	$(16,380,607)

Year ended September 30, 2020:
Shares sold	316,168	$4,319,339
Shares issued in reinvestment of dividends and distributions	950,412	14,721,886
Shares purchased	(2,308,864)	(33,022,444)

Net increase (decrease) in shares outstanding before conversion	(1,042,284)	(13,981,219)
Shares issued upon conversion from other share class(es)	259,959	3,562,850
Shares purchased upon conversion into other share class(es)	(59,327)	(856,219)

Net increase (decrease) in shares outstanding	(841,652)	$(11,274,588)

Class B
Period ended June 26, 2020*:
Shares sold	456	$4,983
Shares issued in reinvestment of dividends and distributions	22,124	259,740
Shares purchased	(42,757)	(478,245)

Net increase (decrease) in shares outstanding before conversion	(20,177)	(213,522)
Shares purchased upon conversion into other share class(es)	(210,198)	(2,109,887)

Net increase (decrease) in shares outstanding	(230,375)	$(2,323,409)

Class C
Year ended September 30, 2021:
Shares sold	111,065	$1,479,072
Shares issued in reinvestment of dividends and distributions	3,650	42,556
Shares purchased	(168,143)	(2,178,750)

Net increase (decrease) in shares outstanding before conversion	(53,428)	(657,122)
Shares issued upon conversion from other share class(es)	1,175	15,175
Shares purchased upon conversion into other share class(es)	(119,004)	(1,496,804)

Net increase (decrease) in shares outstanding	(171,257)	$(2,138,751)

Year ended September 30, 2020:
Shares sold	31,395	$344,871
Shares issued in reinvestment of dividends and distributions	79,485	936,329
Shares purchased	(297,775)	(3,354,686)

Net increase (decrease) in shares outstanding before conversion	(186,895)	(2,073,486)
Shares purchased upon conversion into other share class(es)	(159,747)	(1,756,143)

Net increase (decrease) in shares outstanding	(346,642)	$(3,829,629)

38

Class R	Shares	Amount
Year ended September 30, 2021:
Shares sold	4,379	$62,814
Shares issued in reinvestment of dividends and distributions	351	4,530
Shares purchased	(15,036)	(224,716)

Net increase (decrease) in shares outstanding	(10,306)	$(157,372)

Year ended September 30, 2020:
Shares sold	14,065	$177,686
Shares issued in reinvestment of dividends and distributions	6,606	85,944
Shares purchased	(131,990)	(1,639,082)

Net increase (decrease) in shares outstanding	(111,319)	$(1,375,452)

Class Z
Year ended September 30, 2021:
Shares sold	152,959	$2,741,565
Shares issued in reinvestment of dividends and distributions	19,765	321,976
Shares purchased	(635,320)	(10,790,585)

Net increase (decrease) in shares outstanding before conversion	(462,596)	(7,727,044)
Shares issued upon conversion from other share class(es)	52,096	907,156
Shares purchased upon conversion into other share class(es)	(76,132)	(1,478,975)

Net increase (decrease) in shares outstanding	(486,632)	$(8,298,863)

Year ended September 30, 2020:
Shares sold	324,643	$4,865,762
Shares issued in reinvestment of dividends and distributions	267,414	4,366,874
Shares purchased	(2,160,614)	(33,420,477)

Net increase (decrease) in shares outstanding before conversion	(1,568,557)	(24,187,841)
Shares issued upon conversion from other share class(es)	73,979	1,129,565
Shares purchased upon conversion into other share class(es)	(4,840)	(65,102)

Net increase (decrease) in shares outstanding	(1,499,418)	$(23,123,378)

Class R6
Year ended September 30, 2021:
Shares sold	28,177	$513,745
Shares issued in reinvestment of dividends and distributions	845	13,725
Shares purchased	(28,906)	(524,033)

Net increase (decrease) in shares outstanding before conversion	116	3,437
Shares issued upon conversion from other share class(es)	70,472	1,364,748

Net increase (decrease) in shares outstanding	70,588	$1,368,185

Year ended September 30, 2020:
Shares sold	20,920	$303,261
Shares issued in reinvestment of dividends and distributions	6,513	106,094
Shares purchased	(37,137)	(555,092)

Net increase (decrease) in shares outstanding before conversion	(9,704)	(145,737)
Shares issued upon conversion from other share class(es)	6,294	94,936

Net increase (decrease) in shares outstanding	(3,410)	$(50,801)

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares.

8.	Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”)

PGIM Jennison Focused Value Fund    39

Notes to Financial Statements (continued)

with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series utilized the SCA during the year ended September 30, 2021. The average daily balance for the 5 days that the Series had loans outstanding during the period was approximately $172,200, borrowed at a weighted average interest rate of 1.40%. The maximum loan outstanding amount during the period was $318,000. At September 30, 2021, the Series did not have an outstanding loan amount.

9.	Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

40

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) generally involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Series holds and the Series’ performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Series’ investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Series may be higher than the expenses shown in the expense table in the Series’ prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Series expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Series securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Series’ value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

PGIM Jennison Focused Value Fund    41

Notes to Financial Statements (continued)

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Series’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Series invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of your investment in the Series will decline.

42

Portfolio Turnover Risk: The length of time the Series has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Series’ turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Series’ investment performance.

Value Style Risk: Since the Series follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Series’ value investment style may go out of favor with investors, negatively affecting the Series’ performance. If the Series’ assessment of market conditions or a company’s value is inaccurate, the Series could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Series.

PGIM Jennison Focused Value Fund    43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and Shareholders of PGIM Jennison Focused Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Focused Value Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and financial highlights for each of the two years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

44

Tax Information (unaudited)

For the year ended September 30, 2021, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Focused Value Fund	100.00%	100.00%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2021.

PGIM Jennison Focused Value Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Focused Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Focused Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM Jennison Focused Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Focused Value Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Focused Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Focused Value Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Jennison Focused Value Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that

PGIM Jennison Focused Value Fund

Approval of Advisory Agreements (continued)

the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.

•

In December 2019, the Fund’s investment approach transitioned from blend to a focused large-cap value strategy, and the benchmark changed from the S&P 500 Index to the Russell 1000 Value Index. The Board considered the Fund’s performance history prior to December 31, 2019 does not reflect its current investment mandate.

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•

The Board noted that PGIM Investments views the underperformance challenges as temporary and are encouraged by the longer-term improvement in the overall value complex, which are run in a comparable manner. In this regard, the Board considered that the Fund outperformed its benchmark index and peer group (ranking in the 42nd percentile) for the first quarter of 2021.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 1.53% for Class R shares through January 31, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Focused Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Focused Value Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FOCUSED VALUE FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PJIAX	PJGCX	PJORX	PJGZX	PJOQX

CUSIP	74437E503	74437E701	74437E644	74437E800	74437E552

MF172E

PGIM JENNISON GROWTH FUND

ANNUAL REPORT

SEPTEMBER 30, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Growth Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the period began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Growth Fund

November 15, 2021

PGIM Jennison Growth Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/21

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	17.34	23.22	19.38	—

(without sales charges)	24.17	24.63	20.06	—

Class C

(with sales charges)	22.33	23.78	19.24	—

(without sales charges)	23.33	23.78	19.24	—

Class R

(without sales charges)	23.88	24.37	19.83	—

Class Z

(without sales charges)	24.51	25.00	20.43	—

Class R2

(without sales charges)	24.00	N/A	N/A	23.25 (11/28/2017)

Class R4

(without sales charges)	24.30	N/A	N/A	23.56 (11/28/2017)

Class R6

(without sales charges)	24.64	N/A	N/A	25.37 (09/27/2017)

Russell 1000® Growth Index

	27.32	22.84	19.68	—

S&P 500 Index

	30.00	16.89	16.62	—

Average Annual Total Returns as of 9/30/21 Since Inception (%)
	Class R2, Class R4 (11/28/2017)	Class R6 (09/27/2017)

Russell 1000® Growth Index	22.00	23.06

S&P 500 Index	15.62	16.47

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

Source: PGIM Investments LLC.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2011) and the account values at the end of the current fiscal year (September 30, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Growth Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 9/30/21

Ten Largest Holdings	Line of Business	% of Net Assets

Amazon.com, Inc.	Internet & Direct Marketing Retail	6.6%

Tesla, Inc.	Automobiles	5.5%

Apple, Inc.	Technology Hardware, Storage & Peripherals	4.6%

Microsoft Corp.	Software	4.5%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	4.5%

Shopify, Inc. (Canada) (Class A Stock)	IT Services	4.2%

Facebook, Inc. (Class A Stock)	Interactive Media & Services	3.5%

Adobe, Inc.	Software	3.4%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.1%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	2.9%

Holdings reflect only long-term investments.

PGIM Jennison Growth Fund    7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Growth Fund’s Class Z shares returned 24.51% in the 12-month reporting period that ended September 30, 2021, underperforming the 27.32% return of the Russell 1000 Growth Index (the Index).

What were the market conditions?

•

Equity markets continued to rally in the fourth quarter of 2020, as fiscal stimulus blunted the COVID-19 pandemic’s economic effects and record-low interest rates bolstered liquidity and stabilized asset prices.

•

In early fall 2020, investors began to favor areas of the market that were most exposed to an economic recovery and most debilitated by the pandemic. This rotation extended into the first quarter of 2021, boosting valuations of cyclical companies and reducing the earnings multiples of secular growth companies. US growth stocks rebounded in the second quarter of 2021, led by the technology and communication services sectors.

•	June 2021 marked a turning point in the US economic reopening and reflation outlook, as the Federal Reserve’s comments began to reflect concerns about labor shortages and rising prices.

•

Corporate profit growth through the end of the reporting period was strong, highlighting the expanding recovery and boosting business confidence to its highest level since the early days of the pandemic.

What worked?

In the consumer discretionary sector:

•

Electric vehicle maker Tesla Inc. was a standout performer during the reporting period. Its share price surged on impressive financial results and production output that exceeded industry analysts’ expectations.

•

Jennison initiated a position in LVMH Moet Hennessy Louis Vuitton SE, one of the world’s largest luxury goods companies, during the period. LVMH was a solid performer, suggesting that high-end consumers may be returning to the market as economies around the world reopen.

•

Chipotle Mexican Grill Inc. continued to benefit from increased traffic to its 2,750 stores, all of which are company owned, during the period. Jennison was impressed with customer adoption of Chipotle’s mobile app.

•

Jennison also added Carvana Co., a vertically integrated online retailer in the large and fragmented used-car market, during the period. The company’s growth was driven by the application of digital technology to its business model.

In the information technology (IT) sector:

•	Digital payment processors—key facilitators of e-commerce—were strong performers during the period.

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•	The success of Adyen NV was attributed to its single platform that supports global omni-channel commerce with dynamic, reliable, end-to-end processing and risk management services.

•	Square Inc. continued to innovate, allowing its products to remain relevant and the company to lead in digital finance for the small and medium enterprise market.

•	PayPal Holdings Inc. continued to execute well and reached almost 400 million clients by the end of the period. Jennison continues to have a very constructive view of PayPal’s fundamentals.

Other significant IT contributors included Nvidia, CrowdStrike, and Atlassian.

•	Nvidia Corp. is at the core of growing customer demand for cloud storage in the data-center market.

•	As the need for cybersecurity continues to grow, CrowdStrike Holdings Inc. is increasingly key to its customers’ desire for consolidated and robust security functionality.

•	As more of the global IT market moves toward the cloud, Atlassian Corp. provides developers with sophisticated tools to help customize and scale workflow solutions.

In the communication services sector:

•

Alphabet Inc. (owner of the Google search engine), online dating company Match Group Inc., and Snap Inc. (owner of the Snapchat camera app) were strong performers during the period. Continued product innovation and enhanced advertising solutions drove Alphabet and Snap’s strong financial results. Match continued to benefit from a secular shift to online dating, with the pandemic further lowering the stigma and driving demand for social discovery.

What didn’t work?

In the healthcare sector:

•

Jennison sold small positions in Vertex Pharmaceuticals Inc. and Sarepta Therapeutics Inc. during the reporting period, as each company encountered regulatory or clinical development challenges related to key product pipeline opportunities.

•

Jennison also sold several other healthcare positions during the period—AstraZeneca Plc., Guardant Health Inc., Humana Inc., and Teladoc Health Inc.—to reallocate assets to more attractive growth opportunities.

In consumer discretionary:

•

Jennison sold its position in e-commerce company Alibaba Group Holding Ltd. in the fourth quarter of 2020 after the Chinese government canceled the initial public offering of Ant Financial, an affiliate of Alibaba. This event was followed by regulatory actions affecting a number of large Chinese companies, clouding their outlook for growth and earnings.

PGIM Jennison Growth Fund    9

Strategy and Performance Overview (continued)

•

Jennison sold its position in Peloton Interactive Inc., an exercise equipment maker, following signs of slowing hardware sales as lockdowns eased. Jennison was also concerned by the company’s handling of the response to tragic events involving its treadmills, potentially putting its brand reputation at risk.

•	Luxury e-commerce firm Farfetch Ltd. was also sold based on Jennison’s concerns over the steep costs required to expand its platform.

In the information technology sector:

•

Software holdings Coupa Software Inc., Zoom Video Communications Inc., Splunk Inc., and RingCentral Inc. all underperformed during the period, as they faced rising competition and tough financial performance comparisons with the previous reporting period. Jennison sold these positions during the period.

In the communication services sector:

•

Shares of movie and TV streaming service Netflix Inc. benefited early in the pandemic and the accompanying lockdowns; however, the stock has been declining as it digests tough financial comparisons with the previous reporting period.

•	Spotify, an audio streaming service, also lagged on concerns about a slowdown in subscriber growth. Jennison sold this position in August 2021.

Current outlook

•

Investors are facing a complex economic landscape heading into the end of 2021. Interest rates are responding to elevated wage and goods price inflation, exacerbated by supply chain bottlenecks and shortages of critical components. Although direct government disbursement of fiscal stimulus is winding down, liquidity remains abundant, sustaining high levels of demand and contributing to inflationary pressures.

•

Gross domestic product growth expectations have moderated in recognition of these supply constraints, although Jennison believes growth should continue outpacing pre-pandemic levels in the short term. Jennison expects corporate profit growth to return to pre-COVID-19 trend levels over the next year. While these levels are respectable in absolute terms, in Jennison’s view, they represent a meaningful slowdown from the COVID-19-driven highs reached over the previous 18 months.

•

Many companies that reported strong operating results during the pandemic due to a broad shift toward online shopping and work-from-home business models are now facing challenging financial results comparisons to the previous reporting period. While this may be a headwind for share prices in the short term, Jennison believes that developments during the past 18 months have accelerated trends in consumer and enterprise behavior that were already in place before COVID-19 and that the step-up in growth demand in these areas may persist for some time.

•

Cyclical companies hit hard by the shutdowns of 2020 appeared poised for a significant recovery in operating performance early in 2021 as the economy reopened. However, the emergence of the Delta variant has hampered supply chain

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flows. In addition, labor shortages have resulted in an uneven recovery in these companies’ financial performance and dimmed the outlook for revenue and margin improvements.

•

Jennison remains optimistic that the Fund’s portfolio holdings are well positioned to navigate this complex landscape. While the Fund’s investments are not insulated from the macro economic backdrop, Jennison believes their market-leading positions, strong cash flow generation and reinvestment, and often-disruptive business models should allow them to deliver growth that exceeds current market expectations, leading to potential share price outperformance over the long-term investment horizon.

•

Jennison is often asked if this favorable outlook is already reflected in growth stock valuations, particularly following strong absolute performance over the past few years. Today’s valuations reflect many factors, including low interest rates and above-average long-term growth expectations. However, Jennison believes these valuations do not adequately discount its expectations for above-consensus growth over its investment horizon. Jennison’s portfolios hold a number of positions in companies with exciting long-term prospects but high reinvestment rates. Therefore, Jennison does not utilize current profits as a basis of its valuation methodology for these companies.

•

Overall, Jennison believes that the durable growth characteristics of the companies held in the Fund should continue to be the source of strong absolute and relative performance in the years ahead, though their prices may be subject to volatility in light of current valuations.

PGIM Jennison Growth Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

12    Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Growth Fund		Beginning Account Value April1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,139.60	0.98%	$ 5.26
	Hypothetical	$1,000.00	$1,020.16	0.98%	$ 4.96
Class C	Actual	$1,000.00	$1,135.80	1.66%	$ 8.89
	Hypothetical	$1,000.00	$1,016.75	1.66%	$ 8.39
Class R	Actual	$1,000.00	$1,138.40	1.22%	$ 6.54
	Hypothetical	$1,000.00	$1,018.95	1.22%	$ 6.17
Class Z	Actual	$1,000.00	$1,141.20	0.70%	$ 3.76
	Hypothetical	$1,000.00	$1,021.56	0.70%	$ 3.55
Class R2	Actual	$1,000.00	$1,139.00	1.10%	$ 5.90
	Hypothetical	$1,000.00	$1,019.55	1.10%	$ 5.57
Class R4	Actual	$1,000.00	$1,140.30	0.85%	$ 4.56
	Hypothetical	$1,000.00	$1,020.81	0.85%	$ 4.31
Class R6	Actual	$1,000.00	$1,141.90	0.57%	$ 3.06
	Hypothetical	$1,000.00	$1,022.21	0.57%	$ 2.89

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2021, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Growth Fund    13

Schedule of Investments

as of September 30, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.6%

COMMON STOCKS

Automobiles 5.5%
Tesla, Inc.*	601,799	$466,683,089

Biotechnology 0.4%

BioNTech SE (Germany), ADR*(a)	121,200	33,086,388

Capital Markets 1.6%
Goldman Sachs Group, Inc. (The)	175,530	66,355,606
S&P Global, Inc.(a)	159,602	67,813,294

		134,168,900

Entertainment 3.9%
Netflix, Inc.*	398,628	243,298,614
ROBLOX Corp. (Class A Stock)*(a)	576,266	43,536,896
Sea Ltd. (Taiwan), ADR*(a)	137,739	43,901,551

		330,737,061

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	240,207	107,937,015

Health Care Equipment & Supplies 2.5%
Danaher Corp.	327,586	99,730,282
Dexcom, Inc.*	124,874	68,288,596
Intuitive Surgical, Inc.*	44,030	43,772,424

		211,791,302

Health Care Providers & Services 0.7%
UnitedHealth Group, Inc.	154,142	60,229,445

Hotels, Restaurants & Leisure 2.9%
Airbnb, Inc. (Class A Stock)*	616,335	103,390,196
Chipotle Mexican Grill, Inc.*	61,601	111,961,050
Marriott International, Inc. (Class A Stock)*	181,155	26,827,244

		242,178,490

Interactive Media & Services 13.2%
Alphabet, Inc. (Class A Stock)*	98,257	262,692,055
Alphabet, Inc. (Class C Stock)*	91,392	243,588,011
Facebook, Inc. (Class A Stock)*	879,560	298,513,868
Match Group, Inc.*(a)	726,234	114,011,476

See Notes to Financial Statements.

PGIM Jennison Growth Fund    15

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Interactive Media & Services (cont’d.)
Snap, Inc. (Class A Stock)*	2,426,643	$179,256,118
ZoomInfo Technologies, Inc. (Class A Stock)*	268,236	16,413,361

		1,114,474,889

Internet & Direct Marketing Retail 7.9%
Amazon.com, Inc.*	168,892	554,816,976
MercadoLibre, Inc. (Argentina)*	66,431	111,564,221

		666,381,197

IT Services 18.1%
Adyen NV (Netherlands), 144A*	62,184	173,570,082
Mastercard, Inc. (Class A Stock)	404,555	140,655,682
Okta, Inc.*	203,676	48,340,462
PayPal Holdings, Inc.*	628,263	163,480,315
Shopify, Inc. (Canada) (Class A Stock)*	265,420	359,851,128
Snowflake, Inc. (Class A Stock)*	198,340	59,983,966
Square, Inc. (Class A Stock)*(a)	880,468	211,171,445
Twilio, Inc. (Class A Stock)*	441,053	140,717,960
Visa, Inc. (Class A Stock)(a)	1,049,528	233,782,362

		1,531,553,402

Multiline Retail 1.4%
Target Corp.	514,967	117,809,001

Personal Products 1.7%
Estee Lauder Cos., Inc. (The) (Class A Stock)	492,207	147,627,646

Pharmaceuticals 1.7%
Eli Lilly & Co.	638,034	147,417,756

Road & Rail 1.4%
Uber Technologies, Inc.*	2,722,982	121,989,594

Semiconductors & Semiconductor Equipment 5.9%
NVIDIA Corp.	1,821,616	377,365,970
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	1,068,601	119,309,302

		496,675,272

Software 16.4%
Adobe, Inc.*	505,827	291,214,720
Atlassian Corp. PLC (Class A Stock)*	332,390	130,104,094

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)
Crowdstrike Holdings, Inc. (Class A Stock)*	548,282	$134,756,750
DocuSign, Inc.*	353,000	90,872,790
HubSpot, Inc.*	66,675	45,078,301
Microsoft Corp.	1,358,842	383,084,737
salesforce.com, Inc.*	680,587	184,588,806
Trade Desk, Inc. (The) (Class A Stock)*	1,031,975	72,547,842
Workday, Inc. (Class A Stock)*	222,156	55,514,563

		1,387,762,603

Specialty Retail 2.8%
Carvana Co.*(a)	294,083	88,677,788
Home Depot, Inc. (The)	256,740	84,277,472
TJX Cos., Inc. (The)	1,021,451	67,395,337

		240,350,597

Technology Hardware, Storage & Peripherals 4.6%
Apple, Inc.	2,761,987	390,821,160

Textiles, Apparel & Luxury Goods 5.7%
Kering SA (France)	142,755	101,654,296
Lululemon Athletica, Inc.*	262,546	106,252,366
LVMH Moet Hennessy Louis Vuitton SE (France)	213,846	152,779,913
NIKE, Inc. (Class B Stock)	816,300	118,551,249

		479,237,824

TOTAL LONG-TERM INVESTMENTS (cost $3,343,689,385)		8,428,912,631

SHORT-TERM INVESTMENTS 3.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	17,080,339	17,080,339

See Notes to Financial Statements.

PGIM Jennison Growth Fund    17

Schedule of Investments   (continued)

as of September 30, 2021

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $253,753,706; includes $253,740,413 of cash collateral for securities on loan)(b)(wa)	254,144,823	$253,992,336

TOTAL SHORT-TERM INVESTMENTS (cost $270,834,045)		271,072,675

TOTAL INVESTMENTS 102.8% (cost $3,614,523,430)		8,699,985,306
Liabilities in excess of other assets (2.8)%		(236,266,827)

NET ASSETS 100.0%		$8,463,718,479

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $248,387,895; cash collateral of $253,740,413 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Series may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

18

The following is a summary of the inputs used as of September 30, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobiles	$466,683,089	$—	$—
Biotechnology	33,086,388	—	—
Capital Markets	134,168,900	—	—
Entertainment	330,737,061	—	—
Food & Staples Retailing	107,937,015	—	—
Health Care Equipment & Supplies	211,791,302	—	—
Health Care Providers & Services	60,229,445	—	—
Hotels, Restaurants & Leisure	242,178,490	—	—
Interactive Media & Services	1,114,474,889	—	—
Internet & Direct Marketing Retail	666,381,197	—	—
IT Services	1,357,983,320	173,570,082	—
Multiline Retail	117,809,001	—	—
Personal Products	147,627,646	—	—
Pharmaceuticals	147,417,756	—	—
Road & Rail	121,989,594	—	—
Semiconductors & Semiconductor Equipment	496,675,272	—	—
Software	1,387,762,603	—	—
Specialty Retail	240,350,597	—	—
Technology Hardware, Storage & Peripherals	390,821,160	—	—
Textiles, Apparel & Luxury Goods	224,803,615	254,434,209	—
Short-Term Investments
Affiliated Mutual Funds	271,072,675	—	—

Total	$8,271,981,015	$428,004,291	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2021 were as follows (unaudited):

IT Services	18.1%
Software	16.4
Interactive Media & Services	13.2
Internet & Direct Marketing Retail	7.9
Semiconductors & Semiconductor Equipment	5.9
Textiles, Apparel & Luxury Goods	5.7
Automobiles	5.5
Technology Hardware, Storage & Peripherals	4.6
Entertainment	3.9
Affiliated Mutual Funds (3.0% represents investments purchased with collateral from securities on loan)	3.2

Hotels, Restaurants & Leisure	2.9%
Specialty Retail	2.8
Health Care Equipment & Supplies	2.5
Personal Products	1.7
Pharmaceuticals	1.7
Capital Markets	1.6
Road & Rail	1.4
Multiline Retail	1.4
Food & Staples Retailing	1.3
Health Care Providers & Services	0.7

See Notes to Financial Statements.

PGIM Jennison Growth Fund    19

Schedule of Investments   (continued)

as of September 30, 2021

Industry Classification (continued):

Biotechnology	0.4%

102.8
Liabilities in excess of other assets	(2.8)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$248,387,895	$(248,387,895)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

as of September 30, 2021

Assets

Investments at value, including securities on loan of $248,387,895:
Unaffiliated investments (cost $3,343,689,385)	$8,428,912,631
Affiliated investments (cost $270,834,045)	271,072,675
Receivable for investments sold	22,669,526
Receivable for Series shares sold	6,687,444
Tax reclaim receivable	1,033,816
Dividends receivable	752,153
Prepaid expenses	59,447

Total Assets	8,731,187,692

Liabilities

Payable to broker for collateral for securities on loan	253,740,413
Payable for Series shares purchased	7,052,486
Management fee payable	4,104,595
Accrued expenses and other liabilities	1,249,429
Distribution fee payable	850,315
Affiliated transfer agent fee payable	392,549
Payable for investments purchased	78,963
Affiliated shareholder servicing fees payable	463

Total Liabilities	267,469,213

Net Assets	$8,463,718,479

Net assets were comprised of:
Common stock, at par	$123,415
Paid-in capital in excess of par	2,434,740,647
Total distributable earnings (loss)	6,028,854,417

Net assets, September 30, 2021	$8,463,718,479

See Notes to Financial Statements.

PGIM Jennison Growth Fund    21

Statement of Assets and Liabilities

as of September 30, 2021

Class A

Net asset value and redemption price per share, ($2,112,035,396 ÷ 32,509,386 shares of common stock issued and outstanding)	$64.97
Maximum sales charge (5.50% of offering price)	3.78

Maximum offering price to public	$68.75

Class C

Net asset value, offering price and redemption price per share, ($175,778,397 ÷ 3,681,266 shares of common stock issued and outstanding)	$47.75

Class R

Net asset value, offering price and redemption price per share, ($340,339,046 ÷ 6,231,297 shares of common stock issued and outstanding)	$54.62

Class Z

Net asset value, offering price and redemption price per share, ($4,578,255,876 ÷ 63,593,770 shares of common stock issued and outstanding)	$71.99

Class R2

Net asset value, offering price and redemption price per share, ($6,174,512 ÷ 87,201 shares of common stock issued and outstanding)	$70.81

Class R4

Net asset value, offering price and redemption price per share, ($27,267,170 ÷ 380,866 shares of common stock issued and outstanding)	$71.59

Class R6

Net asset value, offering price and redemption price per share, ($1,223,868,082 ÷ 16,931,127 shares of common stock issued and outstanding)	$72.29

See Notes to Financial Statements.

22

Statement of Operations

Year Ended September 30, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $885,726 foreign withholding tax)	$25,574,799
Income from securities lending, net (including affiliated income of $303,912)	350,314
Affiliated dividend income	67,177

Total income	25,992,290

Expenses
Management fee	45,077,888
Distribution fee(a)	10,365,024
Shareholder servicing fees (including affiliated expense of $4,992)(a)	17,293
Transfer agent’s fees and expenses (including affiliated expense of $2,172,458)(a)	7,714,417
Custodian and accounting fees	462,779
Shareholders’ reports	177,718
Registration fees(a)	131,422
Directors’ fees	100,810
Legal fees and expenses	53,846
Audit fee	25,765
Miscellaneous	132,562

Total expenses	64,259,524
Less: Fee waiver and/or expense reimbursement(a)	(7,600)
Distribution fee waiver(a)	(835,108)

Net expenses	63,416,816

Net investment income (loss)	(37,424,526)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,741))	1,054,994,140
In-kind redemptions	49,359,533
Foreign currency transactions	(310,427)

1,104,043,246

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(195,389))	642,507,691
Foreign currencies	(21,549)

642,486,142

Net gain (loss) on investment and foreign currency transactions	1,746,529,388

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,709,104,862

See Notes to Financial Statements.

PGIM Jennison Growth Fund    23

Statement of Operations

Year Ended September 30, 2021

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	6,095,773	1,750,126	2,505,323	—	13,802	—	—
Shareholder servicing fees	—	—	—	—	5,521	11,772	—
Transfer agent’s fees and expenses	1,969,471	132,700	443,220	5,141,524	8,549	13,509	5,444
Registration fees	36,954	17,596	11,247	34,066	8,752	7,502	15,305
Fee waiver and/or expense reimbursement	—	—	—	—	(7,482)	(118)	—
Distribution fee waiver	—	—	(835,108)	—	—	—	—

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

	Year Ended September 30,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(37,424,526)	$(15,300,176)
Net realized gain (loss) on investment and foreign currency transactions	1,104,043,246	663,233,974
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	642,486,142	1,969,770,765

Net increase (decrease) in net assets resulting from operations	1,709,104,862	2,617,704,563

Dividends and Distributions
Distributions from distributable earnings
Class A	(167,457,498)	(104,917,397)
Class B	—	(785,755)
Class C	(19,618,123)	(12,359,218)
Class R	(31,849,117)	(25,255,542)
Class Z	(352,350,203)	(227,550,125)
Class R2	(396,339)	(233,992)
Class R4	(595,126)	(302,253)
Class R6	(54,706,225)	(27,740,336)

	(626,972,631)	(399,144,618)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	1,723,838,987	1,233,112,621
Net asset value of shares issued in reinvestment of dividends and distributions	582,993,386	373,641,405
Cost of shares purchased	(1,978,280,134)	(1,818,140,629)

Net increase (decrease) in net assets from Series share transactions	328,552,239	(211,386,603)

Total increase (decrease)	1,410,684,470	2,007,173,342

Net Assets:

Beginning of year	7,053,034,009	5,045,860,667

End of year	$8,463,718,479	$7,053,034,009

See Notes to Financial Statements.

PGIM Jennison Growth Fund    25

Financial Highlights

Class A Shares

	Year Ended September 30,

	2021		2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$57.22		$ 39.94	$42.79	$35.78	$29.86
Income (loss) from investment operations:
Net investment income (loss)	(0.40)		(0.21)	(0.09)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.46		20.86	(0.71)	9.23	7.13
Total from investment operations	13.06		20.65	(0.80)	9.13	7.08
Less Dividends and Distributions:
Distributions from net realized gains	(5.31)		(3.37)	(2.05)	(2.12)	(1.16)
Net asset value, end of year	$64.97		$ 57.22	$39.94	$42.79	$35.78
Total Return(b):	24.17%		55.32%	(1.25)%	26.60%	24.70%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,112,035		$1,816,527	$1,266,661	$1,349,940	$1,147,941
Average net assets (000)	$2,031,924		$1,454,874	$1,257,759	$1,258,241	$1,055,913
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.97%		1.00%	1.03%	1.02%	1.02%
Expenses before waivers and/or expense reimbursement	0.97%		1.00%	1.03%	1.02%	1.02%
Net investment income (loss)	(0.65)%		(0.46)%	(0.24)%	(0.26)%	(0.16)%
Portfolio turnover rate(e)	46	%(f)	49%	43%	40%	54	%(f)

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class C Shares

	Year Ended September 30,

	2021		2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$43.62		$ 31.38	$34.34	$29.29	$24.82
Income (loss) from investment operations:
Net investment income (loss)	(0.61)		(0.39)	(0.27)	(0.30)	(0.22)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.05		16.00	(0.64)	7.47	5.85
Total from investment operations	9.44		15.61	(0.91)	7.17	5.63
Less Dividends and Distributions:
Distributions from net realized gains	(5.31)		(3.37)	(2.05)	(2.12)	(1.16)
Net asset value, end of year	$47.75		$ 43.62	$31.38	$34.34	$29.29
Total Return(b):	23.33%		54.27%	(1.92)%	25.76%	23.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$175,778		$165,724	$119,260	$175,142	$121,092
Average net assets (000)	$175,013		$135,568	$145,286	$148,000	$113,836
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.66%		1.68%	1.70%	1.69%	1.72%
Expenses before waivers and/or expense reimbursement	1.66%		1.68%	1.70%	1.69%	1.72%
Net investment income (loss)	(1.33)%		(1.13)%	(0.89)%	(0.94)%	(0.86)%
Portfolio turnover rate(e)	46	%(f)	49%	43%	40%	54	%(f)

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund    27

Financial Highlights (continued)

Class R Shares

	Year Ended September 30,

	2021		2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$48.99		$ 34.71	$37.57	$31.72	$26.65
Income (loss) from investment operations:
Net investment income (loss)	(0.46)		(0.25)	(0.15)	(0.16)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.40		17.90	(0.66)	8.13	6.33
Total from investment operations	10.94		17.65	(0.81)	7.97	6.23
Less Dividends and Distributions:
Distributions from net realized gains	(5.31)		(3.37)	(2.05)	(2.12)	(1.16)
Net asset value, end of year	$54.62		$ 48.99	$34.71	$37.57	$31.72
Total Return(b):	23.88%		54.99%	(1.46)%	26.34%	24.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$340,339		$300,323	$266,084	$332,402	$318,202
Average net assets (000)	$334,043		$278,701	$282,917	$334,713	$306,004
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.21%		1.21%	1.23%	1.23%	1.22%
Expenses before waivers and/or expense reimbursement	1.46%		1.46%	1.48%	1.48%	1.47%
Net investment income (loss)	(0.88)%		(0.66)%	(0.43)%	(0.47)%	(0.36)%
Portfolio turnover rate(e)	46	%(f)	49%	43%	40%	54	%(f)

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class Z Shares

	Year Ended September 30,

	2021		2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$62.71		$43.34	$46.12	$38.30	$31.79
Income (loss) from investment operations:
Net investment income (loss)	(0.25)		(0.07)	0.04	0.02	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.84		22.81	(0.75)	9.92	7.63
Total from investment operations	14.59		22.74	(0.71)	9.94	7.67
Less Dividends and Distributions:
Dividends from net investment income	-		-	(0.02)	-	-
Distributions from net realized gains	(5.31)		(3.37)	(2.05)	(2.12)	(1.16)
Total dividends and distributions	(5.31)		(3.37)	(2.07)	(2.12)	(1.16)
Net asset value, end of year	$71.99		$62.71	$43.34	$46.12	$38.30
Total Return(b):	24.51%		55.83%	(0.95)%	26.99%	25.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,578,256		$4,149,643	$3,028,962	$3,533,891	$2,763,070
Average net assets (000)	$4,536,203		$3,436,278	$3,237,702	$3,107,412	$2,264,779
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.69%		0.69%	0.71%	0.71%	0.72%
Expenses before waivers and/or expense reimbursement	0.69%		0.69%	0.71%	0.71%	0.72%
Net investment income (loss)	(0.36)%		(0.15)%	0.09%	0.04%	0.13%
Portfolio turnover rate(e)	46	%(f)	49%	43%	40%	54	%(f)

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund    29

Financial Highlights (continued)

Class R2 Shares
					November 28, 2017(a)
	Year Ended September 30,				through September 30,

	2021		2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$61.99		$43.05	$45.99	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.52)		(0.27)	(0.14)	(0.32)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.65		22.58	(0.75)	7.19
Total from investment operations	14.13		22.31	(0.89)	6.87
Less Dividends and Distributions:
Distributions from net realized gains	(5.31)		(3.37)	(2.05)	(2.12)
Net asset value, end of period	$70.81		$61.99	$43.05	$45.99
Total Return(c):	24.00%		55.19%	(1.37)%	17.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,175		$4,534	$3,084	$7,815
Average net assets (000)	$5,521		$3,663	$5,033	$1,011
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%		1.10%	1.10%	1.10	%(e)
Expenses before waivers and/or expense reimbursement	1.24%		1.45%	1.41%	3.11	%(e)
Net investment income (loss)	(0.78)%		(0.56)%	(0.33)%	(0.86	)%(e)
Portfolio turnover rate(f)	46	%(g)	49%	43%	40%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(g)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Class R4 Shares
					November 28, 2017(a)
	Year Ended September 30,				through September 30,
	2021		2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$62.48		$43.26	$46.08	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.37)		(0.15)	(0.03)	(0.22)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.79		22.74	(0.74)	7.18
Total from investment operations	14.42		22.59	(0.77)	6.96
Less Dividends and Distributions:
Distributions from net realized gains	(5.31)		(3.37)	(2.05)	(2.12)
Net asset value, end of period	$71.59		$62.48	$43.26	$46.08
Total Return(c):	24.30%		55.59%	(1.09)%	17.83%

Ratios/Supplemental Data:
Net assets, end of period (000)	$27,267		$6,840	$3,969	$372
Average net assets (000)	$11,773		$4,883	$4,125	$38
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.85%		0.85%	0.85%	0.85	%(e)
Expenses before waivers and/or expense reimbursement	0.85%		1.12%	1.22%	57.88	%(e)
Net investment income (loss)	(0.52)%		(0.31)%	(0.06)%	(0.62	)%(e)
Portfolio turnover rate(f)	46	%(g)	49%	43%	40%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(g)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund    31

Financial Highlights (continued)

Class R6 Shares
						September 27, 2017(a)
	Year Ended September 30,					through September 30,

	2021		2020	2019	2018	2017

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$62.87		$ 43.41	$46.19	$38.30	$37.92
Income (loss) from investment operations:
Net investment income (loss)	(0.18)		(0.02)	0.08	0.08	-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.91		22.85	(0.75)	9.93	0.38
Total from investment operations	14.73		22.83	(0.67)	10.01	0.38
Less Dividends and Distributions:
Dividends from net investment income	-		-	(0.06)	-	-
Distributions from net realized gains	(5.31)		(3.37)	(2.05)	(2.12)	-
Total dividends and distributions	(5.31)		(3.37)	(2.11)	(2.12)	-
Net asset value, end of period	$72.29		$ 62.87	$43.41	$46.19	$38.30
Total Return(d):	24.64%		55.98%	(0.83)%	27.18%	1.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,223,868		$609,443	$349,897	$91,625	$13,539
Average net assets (000)	$951,504		$427,945	$205,755	$50,011	$13,296
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	0.57%		0.58%	0.59%	0.60%	0.58	%(g)
Expenses before waivers and/or expense reimbursement	0.57%		0.58%	0.59%	0.62%	0.58	%(g)
Net investment income (loss)	(0.26)%		(0.04)%	0.19%	0.18%	(0.43	)%(g)
Portfolio turnover rate(h)	46	%(i)	49%	43%	40%	54	%(i)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Series invests.
(f)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)	Annualized.
(h)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

(i)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

32

Notes to Financial Statements

1.	Organization

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company currently consists of three series: PGIM Balanced Fund, PGIM Jennison Focused Value Fund and PGIM Jennison Growth Fund, each of which are diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Growth Fund (the “Series”).

The investment objective of the Series is to achieve long-term growth of capital.

2.	Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Series’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Growth Fund    33

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

34

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such

PGIM Jennison Growth Fund    35

Notes to Financial Statements (continued)

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific

36

expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Company, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “Subadviser”). The Manager pays for the services of Jennison.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Series’ average daily net assets up to $300 million, 0.575% of the average daily net assets on the next $2.7 billion and 0.55% of the average daily net in excess of $3 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.56% for the year ended September 30, 2021.

The Manager has contractually agreed, through January 31, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class R6 shares. Separately, the Manager has contractually agreed, through January 31, 2023, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.10% of average daily net assets for Class R2 shares or

PGIM Jennison Growth Fund    37

Notes to Financial Statements (continued)

0.85% of average daily net assets for Class R4 shares. The contractual waiver and expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through January 31, 2023 to limit such fees to 0.50% of the average daily net assets of the Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Series.

The Series has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended September 30, 2021, PIMS received $1,909,890 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2021, PIMS received $5,148 and $18,581 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders,

38

respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2021, no 17a-7 transactions were entered into by the Series.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended September 30, 2021, were $3,692,885,068 and $3,840,539,931, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$ 10,045,805	$1,691,872,734	$1,684,838,200	$—	$—	$17,080,339	17,080,339	$67,177

PGIM Jennison Growth Fund    39

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund (1)(b)(wa)
$1,051,334,544	$3,767,770,560	$4,564,914,638	$(195,389)	$(2,741)	$253,992,336	254,144,823	$303,912	(2)

$1,061,380,349	$5,459,643,294	$6,249,752,838	$(195,389)	$(2,741)	$271,072,675		$371,089

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended September 30, 2021, the adjustments were to decrease total distributable earnings and increase paid-in capital in excess of par by $48,389,797 due to differences in the treatment for book and tax purposes of redemption in-kind. Net investment income (loss), net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended September 30, 2021, the tax character of dividends paid by the Series were $20,353,895 of ordinary income and $606,618,736 of long-term capital gains. For the year ended September 30, 2020, the tax character of dividends paid by the Series was $399,144,618 of long-term capital gains.

As of September 30, 2021, the accumulated undistributed earnings on a tax basis were $20,080,985 of ordinary income and $949,126,300 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$3,640,338,174	$5,116,932,552	$(57,285,420)	$5,059,647,132

40

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales and corporate spin-offs.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2021 are subject to such review.

7.	Capital and Ownership

The Series offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 6.625 billion shares of common stock at $0.001 par value per share, 1.897 billion of which are designated as shares of the Series. The authorized shares of the Series are currently classified and designated as follows:

Class A	125,000,000
Class B	2,000,000
Class C	25,000,000
Class R	220,000,000
Class Z	825,000,000
Class T	50,000,000
Class R2	125,000,000
Class R4	250,000,000
Class R6	275,000,000

The Series currently does not have any Class B or Class T shares outstanding.

PGIM Jennison Growth Fund    41

Notes to Financial Statements (continued)

As of September 30, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Series as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	22,545	0.1%
Class C	55	0.1%
Class R	5,570,797	89.4%
Class Z	409,014	0.6%
Class R6	1,618	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Series are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	4	40.9%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2021:
Shares sold	3,290,845	$198,649,789
Shares issued in reinvestment of dividends and distributions	2,834,142	161,007,610
Shares purchased	(5,236,315)	(317,149,642)

Net increase (decrease) in shares outstanding before conversion	888,672	42,507,757
Shares issued upon conversion from other share class(es)	416,899	25,542,629
Shares purchased upon conversion into other share class(es)	(544,310)	(33,381,286)

Net increase (decrease) in shares outstanding	761,261	$34,669,100

Year ended September 30, 2020:
Shares sold	3,000,083	$134,784,660
Shares issued in reinvestment of dividends and distributions	2,507,625	100,355,167
Shares purchased	(5,754,156)	(252,674,381)

Net increase (decrease) in shares outstanding before conversion	(246,448)	(17,534,554)
Shares issued upon conversion from other share class(es)	534,595	24,811,598
Shares purchased upon conversion into other share class(es)	(256,632)	(11,542,404)

Net increase (decrease) in shares outstanding	31,515	$(4,265,360)

Class B
Period ended June 26, 2020*:
Shares sold	11,550	$365,038
Shares issued in reinvestment of dividends and distributions	24,675	750,130
Shares purchased	(30,195)	(927,412)

Net increase (decrease) in shares outstanding before conversion	6,030	187,756
Shares purchased upon conversion into other share class(es)	(261,146)	(8,966,022)

Net increase (decrease) in shares outstanding	(255,116)	$(8,778,266)

42

Class C	Shares	Amount
Year ended September 30, 2021:
Shares sold	629,677	$28,460,383
Shares issued in reinvestment of dividends and distributions	452,114	18,979,738
Shares purchased	(604,479)	(27,274,442)

Net increase (decrease) in shares outstanding before conversion	477,312	20,165,679
Shares purchased upon conversion into other share class(es)	(595,304)	(27,095,197)

Net increase (decrease) in shares outstanding	(117,992)	$(6,929,518)

Year ended September 30, 2020:
Shares sold	800,396	$27,303,459
Shares issued in reinvestment of dividends and distributions	369,447	11,330,931
Shares purchased	(742,441)	(24,576,600)

Net increase (decrease) in shares outstanding before conversion	427,402	14,057,790
Shares purchased upon conversion into other share class(es)	(428,961)	(15,571,038)

Net increase (decrease) in shares outstanding	(1,559)	$(1,513,248)

Class R
Year ended September 30, 2021:
Shares sold	648,184	$32,169,406
Shares issued in reinvestment of dividends and distributions	665,096	31,824,869
Shares purchased	(1,210,978)	(62,709,560)

Net increase (decrease) in shares outstanding before conversion	102,302	1,284,715
Shares purchased upon conversion into other share class(es)	(1,621)	(93,873)

Net increase (decrease) in shares outstanding	100,681	$1,190,842

Year ended September 30, 2020:
Shares sold	370,381	$14,187,150
Shares issued in reinvestment of dividends and distributions	730,106	25,057,244
Shares purchased	(2,634,607)	(100,392,994)

Net increase (decrease) in shares outstanding before conversion	(1,534,120)	(61,148,600)
Shares purchased upon conversion into other share class(es)	(1,833)	(64,169)

Net increase (decrease) in shares outstanding	(1,535,953)	$(61,212,769)

Class Z
Year ended September 30, 2021:
Shares sold	13,862,576	$926,075,850
Shares issued in reinvestment of dividends and distributions	5,040,864	316,616,651
Shares purchased	(20,159,712)	(1,354,886,887)

Net increase (decrease) in shares outstanding before conversion	(1,256,272)	(112,194,386)
Shares issued upon conversion from other share class(es)	621,857	42,168,005
Shares purchased upon conversion into other share class(es)	(1,948,690)	(134,464,047)

Net increase (decrease) in shares outstanding	(2,583,105)	$(204,490,428)

Year ended September 30, 2020:
Shares sold	16,988,157	$838,426,937
Shares issued in reinvestment of dividends and distributions	4,763,454	208,401,095
Shares purchased	(25,684,039)	(1,281,369,220)

Net increase (decrease) in shares outstanding before conversion	(3,932,428)	(234,541,188)
Shares issued upon conversion from other share class(es)	327,220	16,106,467
Shares purchased upon conversion into other share class(es)	(100,672)	(4,918,555)

Net increase (decrease) in shares outstanding	(3,705,880)	$(223,353,276)

PGIM Jennison Growth Fund    43

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended September 30, 2021:
Shares sold	14,362	$970,569
Shares issued in reinvestment of dividends and distributions	6,395	396,338
Shares purchased	(6,689)	(442,460)

Net increase (decrease) in shares outstanding	14,068	$924,447

Year ended September 30, 2020:
Shares sold	12,605	$597,344
Shares issued in reinvestment of dividends and distributions	5,393	233,992
Shares purchased	(16,490)	(819,225)

Net increase (decrease) in shares outstanding	1,508	$12,111

Class R4
Year ended September 30, 2021:
Shares sold	323,412	$23,487,506
Shares issued in reinvestment of dividends and distributions	4,169	260,703
Shares purchased	(56,186)	(3,965,498)

Net increase (decrease) in shares outstanding	271,395	$19,782,711

Year ended September 30, 2020:
Shares sold	34,265	$1,719,417
Shares issued in reinvestment of dividends and distributions	2,774	121,069
Shares purchased	(19,299)	(893,830)

Net increase (decrease) in shares outstanding	17,740	$946,656

Class R6
Year ended September 30, 2021:
Shares sold	7,646,942	$514,025,484
Shares issued in reinvestment of dividends and distributions	855,538	53,907,477
Shares purchased	(3,099,870)	(211,851,645)

Net increase (decrease) in shares outstanding before conversion	5,402,610	356,081,316
Shares issued upon conversion from other share class(es)	1,835,579	127,335,302
Shares purchased upon conversion into other share class(es)	(152)	(11,533)

Net increase (decrease) in shares outstanding	7,238,037	$483,405,085

Year ended September 30, 2020:
Shares sold	4,068,459	$215,728,616
Shares issued in reinvestment of dividends and distributions	624,955	27,391,777
Shares purchased	(3,063,977)	(156,486,967)

Net increase (decrease) in shares outstanding before conversion	1,629,437	86,633,426
Shares issued upon conversion from other share class(es)	2,725	144,123

Net increase (decrease) in shares outstanding	1,632,162	$86,777,549

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Series converted into Class A shares.

8.	Borrowings

The Company, on behalf of the Series, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”)

44

with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 –10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Series utilized the SCA during the year ended September 30, 2021. The average daily balance for the 10 days that the Series had loans outstanding during the period was approximately $4,337,400, borrowed at a weighted average interest rate of 1.40%. The maximum loan outstanding amount during the period was $15,925,000. At September 30, 2021, the Series did not have an outstanding loan amount.

9.	Purchases & Redemption In-kind

As of the close of business on February 1, 2021, the Series settled the redemption of fund shares by delivering to an affiliate portfolio securities and other assets. The value of such securities and other assets that were transferred in-kind was $189,889,179.

In-kind redemption gains and losses are excluded in the calculation of a Series’ taxable gain (loss) for federal income tax purposes.

PGIM Jennison Growth Fund    45

Notes to Financial Statements (continued)

10.	Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the Series’ risks, please refer to the Series’ Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) generally involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Series holds and the Series’ performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. In addition, the Series’ investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Series’ growth style may subject the Series to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Series follows a growth

46

investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Series may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Series may be higher than the expenses shown in the expense table in the Series’ prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Series expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Series securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Series’ shares. There is no requirement that these entities maintain their investment in the Series. There is a risk that such large shareholders or that the Series’ shareholders generally may redeem all or a substantial portion of their investments in the Series in a short period of time, which could have a significant negative impact on the Series’ NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Series’ ability to implement its investment strategy. The Series’ ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Series may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Series may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Series to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Series’ investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of

PGIM Jennison Growth Fund    47

Notes to Financial Statements (continued)

the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Series invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of your investment in the Series will decline.

11.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Series.

48

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and Shareholders of PGIM Jennison Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Growth Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and financial highlights for each of the two years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Growth Fund	49

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2021, the Series reported the maximum amount allowed per share, but not less than $5.14 for Class A, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2021, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Growth Fund	34.30%	27.79%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2021.

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM Jennison Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Growth Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves

1 PGIM Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, including investment research and security selection, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to a contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.60% for Class R6 shares through January 31, 2022.

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•

The Board and PGIM Investments also agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual operating expenses to exceed 1.10% for Class R2 shares and 0.85% for Class R4 shares through January 31, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Growth Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GROWTH FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PJFAX	PJFCX	PJGRX	PJFZX	PJFOX	PJFPX	PJFQX

CUSIP	74437E107	74437E305	74437E651	74437E404	74437E420	74437E412	74437E479

MF168E

Item	2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item	3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item	4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended September 30, 2021 and September 30, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $95,800 and $95,800 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended September 30, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended September 30, 2020, fees of $6,354 were billed to the Registrant for services rendered by KPMG LLP in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended September 30, 2021 and September 30, 2020: none.

(d) All Other Fees

For the fiscal years ended September 30, 2021 and September 30, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2021 and September 30, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2021 and September 30, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this               Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

              Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

              Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 16, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	November 16, 2021